Exhibit 10.22
CERTAIN INFORMATION (INDICATED BY “[…***…]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

CLIFFORD CHANCE 高 偉 紳 律 師 行

DATED 14 NOVEMBER 2025
BEONE MEDICINES AG
AS COMPANY
ARRANGED BY
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
AS GLOBAL COORDINATOR
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
AS ORIGINAL MANDATED LEAD ARRANGER AND BOOKRUNNER
CHINA MERCHANTS BANK GUANGZHOU BRANCH (招商银行股份有限公司广州分行), INDUSTRIAL BANK CO., LTD SHANGHAI BRANCH (A JOINT STOCK COMPANY INCORPORATED IN P.R.C. WITH LIMITED LIABILITY), CHINA CITIC BANK SUZHOU BRANCH (INCORPORATED IN CHINA WITH LIMITED LIABILITY), CHINA MINSHENG BANKING CORP., LTD. SHANGHAI PILOT FREE TRADE ZONE BRANCH, BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY (INCORPORATED IN IRELAND LIMITED BY SHARES), BNP PARIBAS, BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NIEDERLASSUNG DEUTSCHLAND, DBS BANK (HONG KONG) LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY), MORGAN STANLEY SENIOR FUNDING, INC.,
TRUIST BANK, U.S. BANK NATIONAL ASSOCIATION
AND SHANGHAI PUDONG DEVELOPMENT BANK CO., LTD. HUANGPU SUB-BRANCH
AS MANDATED LEAD ARRANGERS AND BOOKRUNNERS
CITICORP NORTH AMERICA, INC., GOLDMAN SACHS BANK USA, HANG SENG BANK LIMITED, JPMORGAN CHASE BANK, N.A., LUSO INTERNATIONAL BANKING LIMITED, MASHREQBANK PSC, HONG KONG BRANCH (INCORPORATED IN DUBAI U.A.E. WITH LIMITED MEMBERS LIABILITY), NATIXIS, HONG KONG BRANCH (INCORPORATED IN FRANCE AND THE LIABILITY OF ITS MEMBERS IS LIMITED) AND UBS SWITZERLAND
AG AS MANDATED LEAD ARRANGERS
CHINA CITIC BANK INTERNATIONAL LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY), FUBON BANK (HONG KONG) LIMITED, SIEMENS BANK GMBH SINGAPORE BRANCH AND THE BANK OF EAST ASIA, LIMITED
AS LEAD ARRANGERS

CRÉDIT INDUSTRIEL ET COMMERCIAL, HONG KONG BRANCH
(INCORPORATED IN FRANCE WITH LIMITED LIABILITY)
AS ARRANGER
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
AS AGENT
AND
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
AS SECURITY AGENT

FACILITIES AGREEMENT

29.	Payment Mechanics	165
30.	Set-Off	169
31.	Notices	169
32.	Calculations and Certificates	171
33.	Partial Invalidity	171
34.	Remedies and Waivers	172
35.	Amendments and Waivers	172
36.	Confidential Information	181
37.	Confidentiality of Funding Rates	185
38.	USA Patriot Act	186
39.	Counterparts	186
40.	PPSA Exclusions	187
41.	Compliance with Financial Crime or Sanctions Regime	188
42.	Data Privacy	189
43.	Securities and Futures Ordinance	189
SECTION 12 GOVERNING LAW AND ENFORCEMENT		190
44.	Governing Law	190
45.	Enforcement	190
46.	Acknowledgement regarding any Supported QFC	193
47.	Waiver of Jury Trial	194
Schedule 1 The Original Parties		195
Schedule 2 Conditions Precedent		203
Schedule 3 Requests		209
Schedule 4 Form of Transfer Certificate		213
Schedule 5 Form of Assignment Agreement		216
Schedule 6 Form of Compliance Certificate		220
Schedule 7 Form of Accession Deed		222
Schedule 8 Form of Resignation Letter		226
Schedule 9 Existing Security		228
Schedule 10 Timetable		229
Schedule 11 Form of Accordion Increase Confirmation		230
Schedule 12 Banking (Exposure Limits) Rules		234

THIS AGREEMENT is dated 14 November 2025 and made between:
(1)BEONE MEDICINES AG (also known as BeOne Medicines Ltd.), a corporation (Aktiengesellschaft) with registered office at c/o BeOne Medicines I GmbH, Aeschengraben 27, 4051 Basel, Switzerland, registered under number CHE-446.472.541 with the Commercial Register of the Canton of Basel-Stadt as borrower (the "Company");
(2)THE SUBSIDIARIES OF THE COMPANY listed in Part I of Schedule 1 (The Original Parties) as original guarantors (the "Original Guarantors");
(3)THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED as global coordinator (the "Global Coordinator");
(4)THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED as original mandated lead arranger and bookrunner (the "OMLAB");
(5)CHINA MERCHANTS BANK GUANGZHOU BRANCH (招商银行股份有限公司广州分行), INDUSTRIAL BANK CO., LTD SHANGHAI BRANCH (a joint stock company incorporated in P.R.C. with limited liability), CHINA CITIC BANK SUZHOU BRANCH (incorporated in China with limited liability), CHINA MINSHENG BANKING CORP., LTD. SHANGHAI PILOT FREE TRADE ZONE BRANCH, BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY (incorporated in Ireland limited by shares), BNP PARIBAS, BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NIEDERLASSUNG DEUTSCHLAND, DBS BANK (HONG KONG) LIMITED (incorporated in Hong Kong with limited liability), MORGAN STANLEY SENIOR FUNDING, INC., TRUIST BANK, U.S. BANK NATIONAL ASSOCIATION and SHANGHAI PUDONG DEVELOPMENT BANK CO., LTD. HUANGPU SUB-BRANCH as mandated lead arranger and bookrunners (the "MLABs");
(6)CITICORP NORTH AMERICA, INC., GOLDMAN SACHS BANK USA, HANG SENG BANK LIMITED, JPMORGAN CHASE BANK, N.A., LUSO INTERNATIONAL BANKING LIMITED, MASHREQBANK PSC, HONG KONG BRANCH (incorporated in Dubai U.A.E. with limited members liability), NATIXIS, HONG KONG BRANCH (incorporated in France and the liability of its members is limited) and UBS SWITZERLAND AG (incorporated in Switzerland with limited liability) as mandated lead arrangers (the "MLAs");
(7)CHINA CITIC BANK INTERNATIONAL LIMITED (incorporated in Hong Kong with limited liability), FUBON BANK (HONG KONG) LIMITED, SIEMENS BANK GMBH SINGAPORE BRANCH and THE BANK OF EAST ASIA, LIMITED as lead arrangers (the "Lead Arrangers");
(8)CRÉDIT INDUSTRIEL ET COMMERCIAL, HONG KONG BRANCH (incorporated in France with limited liability) as arranger (the "Arranger");
(9)THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (The Original Parties) as lenders (the "Original Lenders");
(10)THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED as agent of the Finance Parties (other than itself) (the "Agent"); and
(11)THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED as security trustee for the Secured Parties (the "Security Agent").

IT IS AGREED as follows:
SECTION 1
INTERPRETATION
1.DEFINITIONS AND INTERPRETATION
1.1Definitions
In this Agreement:
"Accession Deed" means a document substantially in the form set out in Schedule 7 (Form of Accession Deed).
"Accordion Increase Amount" means, in respect of Facility B1 or Facility B2, the aggregate amount of the increase in the Facility B1 Commitments or (as the case may be) Facility B2 Commitments specified in the Accordion Increase Confirmation.
"Accordion Increase Confirmation" means a confirmation substantially in the form set out in Schedule 11 (Form of Accordion Increase Confirmation).
"Accordion Increase Date" has the meaning given to that term in Clause 2.2 (Accordion Option).
"Accordion Lender" has the meaning given to that term in Clause 2.2 (Accordion Option).
"Accounting Principles" means, in relation to a Group Member, generally accepted accounting principles in the jurisdiction of incorporation of that Group Member or International Accounting Standards including but not limited to US GAAP, IFRS, Swiss GAAP FER, IPSAS and Australian International Financial Reporting Standards (as applicable).
"Activist Shareholder" means, any persons (including any shareholder(s) of the Company), whether individually or acting in concert, whom the Company reasonably believes are attempting (or are intending to attempt) to take actions which would have or would be likely to have an adverse impact on the operation, financial condition, business or prospects of the Company or any Group Member, or the best interests of the Company or any Group Member, provided that such belief of the Company is substantiated and/or justified by credible evidence in the possession of the Company (and, in the absence of any evidence to the contrary, such evidence in the possession of the Company shall be deemed credible). For the purposes of this definition, "acting in concert" means any persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate to cast or cause an adverse impact on the operation, financial condition, business or prospects of the Company or any Group Member, or the best interests of the Company or any Group Member.
"Additional Guarantor" means any person which becomes an Additional Guarantor in accordance with Clause 26 (Changes to the Obligors).
"Adjusted EBITDA" has the meaning given to that term in Clause 22.1 (Financial definitions).
"Administrative Party" means each of the Agent, the Global Coordinator, each Arranger Party and the Security Agent.

"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.
"Agent's Spot Rate of Exchange" means:
(a)the Agent's spot rate of exchange; or
(b)(if the Agent does not have an available spot rate of exchange) any publicly available spot rate of exchange selected by the Agent (acting reasonably), for the purchase of the relevant currency with US dollars in the Hong Kong foreign exchange market at or about 11 a.m. Hong Kong time on a particular day.
"APLMA" means the Asia Pacific Loan Market Association Limited.
"Arranger Parties" means the OMLAB, each MLAB, each MLA, each Lead Arranger and the Arranger.
"Assignment Agreement" means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor, assignee and the Agent, provided that if that other form does not contain the undertaking set out in the form set out in Schedule 5 (Form of Assignment Agreement) it shall not be a Creditor Accession Undertaking as defined in, and for the purposes of, the Intercreditor Agreement.
"Australia" means the Commonwealth of Australia (and "Australian" shall be construed accordingly).
"Australian Banking Code of Practice" means the Banking Code of Practice (2025) published by the Australian Banking Association, as amended, revised or amended and restated from time to time.
"Australian Controller" has the meaning given to the term "controller" in section 9 of the Australian Corporations Act.
"Australian Corporations Act" means the Australian Corporations Act 2001 (Cth).
"Australian Obligor" means any Obligor incorporated in Australia.
"Authorisation" means:
(a)an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, lodgement or registration; or
(b)in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.
"Automatic Acceleration Event" has the meaning given to that term in Clause 24.18 (Automatic Acceleration Event).
"Availability Period" means:
(a)in relation to Facility A and Facility B2, the period from and including the date of this Agreement to and including the date falling six Months after the date of this Agreement; and

(b)in relation to Facility B1, the period from and including the date of this Agreement to and including the date falling one Month prior to the Facility B Final Repayment Date, provided that if the first Utilisation Date under this Agreement does not occur on or before the date falling six Months after the date of this Agreement, the Availability Period in relation to Facility B1 shall end on the date falling six Months after the date of this Agreement.
"Available Commitment" means, in relation to a Facility, a Lender's Commitment under that Facility minus:
(a)the amount of its participation in any outstanding Loans under that Facility; and
(b)in relation to any proposed Utilisation, the amount of its participation in any Loans that are due to be made under that Facility on or before the proposed Utilisation Date, other than, in relation to any proposed Utilisation under Facility B1 only, that Lender's participation in any Utilisations in respect of Facility B1 that are due to be repaid or prepaid on or before the proposed Utilisation Date.
"Available Facility" means, in relation to a Facility, the aggregate for the time being of each Lender's Available Commitment in respect of that Facility.
"Beneficial Ownership Certification" means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
"Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230.
"BG Facility Documents" has the meaning given to that term in the Intercreditor Agreement.
"BG Lender" has the meaning given to that term in the Intercreditor Agreement.
"Break Costs" means the amount (if any) by which:
(a)the interest (excluding the applicable Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;
exceeds:
(b)the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.
"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in Hong Kong, London, New York, Zurich and the PRC, and (in relation to any determination of any rate of interest on any amount in US dollars) which is a US Government Securities Business Day.
"Cash" has the meaning given to that term in Clause 22.1 (Financial definitions).
"Cash Management Services" means any of the following services available to all or any of the Group Members: automated clearing house transactions, treasury,

depository, credit or debit card, purchasing card, stored value card, electronic fund transfer services, daylight or overnight facilities, controlled disbursement services, overdraft facilities, foreign exchange facilities, deposit or other accounts and merchant services or other cash management arrangements in the ordinary course of business of the Group.
"Cashflow" has the meaning given to that term in Clause 22.1 (Financial definitions).
"Cash Pooling" means any cash pooling, netting or set-off arrangement entered into by any Group Member for the purpose of netting debit and credit balances of two or more Group Members in the ordinary course of its banking arrangements or in connection with intra-Group's cash management arrangements (including an overdraft comprising more than one account) or pooling cash resources of the Group.
"Cayman Obligor" means any Obligor incorporated in the Cayman Islands.
"Central Bank Rate" means:
(a)the short-term interest rate target set by the US Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time; or
(b)if that target is not a single figure, the arithmetic mean of:
(i)the upper bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York; and
(ii)the lower bound of that target range.
"Central Bank Rate Adjustment" means, in relation to the Central Bank Rate prevailing at close of business on any US Government Securities Business Day, the mean (calculated by the Agent, or by any other Finance Party which agrees to do so in place of the Agent) of the Central Bank Rate Spreads for the five most immediately preceding US Government Securities Business Days for which Term SOFR for a tenor equal in length to the relevant Interest Period was available, excluding the days with the highest spread (and, if there is more than one highest spread, only one of those highest spreads) and lowest spread (or, if there is more than one lowest spread, only one of those lowest spreads) to the Central Bank Rate.
"Central Bank Rate Spread" means, in relation to any US Government Securities Business Day, the difference (expressed as a percentage rate per annum) calculated by the Agent (or by any other Finance Party which agrees to do so in place of the Agent) between:
(a)Term SOFR for a tenor equal in length to the applicable Interest Period; and
(b)the Central Bank Rate prevailing at close of business on that US Government Securities Business Day.
"Change of Control" means any person or group of persons acting in concert gain direct or indirect control (as defined below) of the Company. For the purposes of this definition, "acting in concert" means a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition directly or indirectly of shares in the Company by any of them, either directly or indirectly, to obtain or consolidate control of the Company.

"Code" means the US Internal Revenue Code of 1986, as amended from time to time or any successor statute, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.
"Commitment" means a Facility A Commitment, Facility B1 Commitment or Facility B2 Commitment.
"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § I et seq.).
"Compliance Certificate" means a certificate delivered pursuant to Clause 21.2 (Compliance Certificate) and signed by the chief financial officer (as a duly authorised officer) or a director of the Company or any other authorised officer of the Company substantially in the form set out in Schedule 6 (Form of Compliance Certificate).
"Confidential Information" means all information relating to the Company, any Obligor, the Group, any Finance Party, the Finance Documents or a Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or a Facility from either:
(a)any Group Member or any of its advisers; or
(b)another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any Group Member or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes:
(i)information that:
(A)is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 36 (Confidential Information);
(B)is identified in writing at the time of delivery as non-confidential by any Group Member or any of its advisers; or
(C)is known by that Finance Party before the date the information is disclosed to it in accordance with paragraph (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and
(ii)any Funding Rate.
"Confidentiality Undertaking" means a confidentiality undertaking substantially in a recommended form of the APLMA or in any other form agreed between the Company and the Agent.

"Consigned Disbursement" means, in relation to a Facility A Loan, the method of disbursement of the proceeds of that Facility A Loan pursuant to which:
(a)first, the Agent disburses the proceeds of that Facility A Loan into the Loan Disbursement Account; and
(b)second, the Agent transfers an amount equal to the proceeds of that Facility A Loan from the Loan Disbursement Account to the relevant transactional counterparty(ies) in accordance with the instructions of the Company as set out in the relevant Utilisation Request.
"Consolidated Net Tangible Assets" means at any time the aggregate of the amounts paid up on the issued ordinary share capital of the Company and the amount standing to the credit of the reserves of the Group (on a consolidated basis) including any credit balance on the consolidated profit and loss account of the Company, but deducting:
(a)any debit balance on the consolidated profit and loss account of the Company;
(b)any amount which is attributable to minority interests (that is, any direct or indirect interest of any person (that is not a Group Member) in any Subsidiary of the Company);
(c)(to the extent otherwise included) any amount shown in respect of goodwill (including goodwill arising only on consolidation) or other intangible assets of the Group or any Group Member;
(d)(to the extent included) any amount set aside for taxation, deferred taxation or bad debts;
(e)(to the extent included) any amounts arising from an upward revaluation of assets made at any time after the date of the Original Financial Statements of the Company; and
(f)any amount in respect of any dividend or distribution declared, recommended or made by any Group Member to the extent payable to a person who is not a Group Member and to the extent such dividend or distribution is not provided for in the applicable consolidated financial statements of the Company, provided that at all times and in all circumstances no deduction shall be made in respect of:
(A)any Permitted Royalty Receivables Sale (including, for the avoidance of doubt, any Permitted Royalty Proceeds); and/or
(B)any sale of royalties regarding Pipeline Assets,
which in each case are or may otherwise be characterised or classified as debt, liabilities or any other deduction pursuant to, or in accordance with, US GAAP, and so that no amount shall be included or excluded more than once.

"control" of a person means:
(a)the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:
(i)cast, or control the casting of, more than 50 per cent. of the maximum number of votes that might be cast at a general meeting of that person;
(ii)appoint or remove all, or the majority, of the directors or other equivalent officers of that person; or
(iii)give directions with respect to the operating and financial policies of that person with which the directors or other equivalent officers of that person are obliged to comply; or
(b)the holding beneficially of more than 50 per cent. of the issued share capital of that person (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).
"Core Business" means any major or material line of business conducted by the Company or any Group Member as at the date of this Agreement (being the biotechnology pharmaceutical business) and any other major or material line of business which the Company, acting reasonably and in good faith, considers related or incidental thereto.
"Default" means an Event of Default or any event or circumstance specified in Clause 24 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.
"Defaulting Lender" means any Lender:
(a)which has failed to make its participation in a Loan available or has notified the Agent or the Company (which has notified the Agent) that it will not make its participation in a Loan available by the Utilisation Date of that Loan in accordance with Clause 5.4 (Lenders' participation);
(b)which has otherwise rescinded or repudiated a Finance Document; or
(c)with respect to which an Insolvency Event has occurred and is continuing, unless, in the case of paragraph (a) above:
(i)its failure to pay is caused by:
(A)administrative or technical error; or
(B)a Disruption Event; and
payment is made within five Business Days of its due date; or
(ii)the Lender is disputing in good faith whether it is contractually obliged to make the payment in question.
"Delegate" means any delegate, agent, attorney, custodian, nominee or co-trustee appointed by the Security Agent.

"Designation Letter" means a letter in agreed form, from the Company to, and acknowledged by, the Agent (acting on the instructions of all Lenders).
"Disqualified Material Offshore Subsidiary" has the meaning given to that term in Clause 23.26 (Guarantor Coverage Requirement).
"Disruption Event" means either or both of:
(a)a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facilities (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; and
(b)the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:
(i)from performing its payment obligations under the Finance Documents; or
(ii)from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.
"Eligible Institution" means any Lender or other bank, financial institution, trust, fund or other entity selected by the Company and which, in each case, is not a Group Member.
"Employee Plan" means an employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV or Section 302 of ERISA, or Section 412 of the Code, and in respect of which an Obligor or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.
"Environmental Claim" means any claim, proceeding or investigation by any person in respect of any Environmental Law.
"Environmental Law" means any applicable law in any jurisdiction in which any Group Member conducts business which relates to the pollution or protection of the environment or harm to or the protection of human health or the health of animals or plants.
"Environmental Permits" means any Authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any Group Member conducted on or from the properties owned or used by the relevant Group Member.
"Equity Interest" means, in relation to any person:
(a)any shares of any class or capital stock of or equity interest in such person or any depositary receipt in respect of any such shares, capital stock or equity interest;

(b)any securities convertible or exchangeable (whether at the option of the holder thereof or otherwise and whether such conversion is conditional or otherwise) into any such shares, capital stock, equity interest or depositary receipt, or any depositary receipt in respect of any such securities; or
(c)any option, warrant or other right to acquire any such shares, capital stock, equity interest, securities or depositary receipts referred to in paragraphs (a) and/or (b).
"ERISA" means the United States Employee Retirement Income Security Act of 1974 and the regulations promulgated and rulings issued thereunder.
"ERISA Affiliate" means any person that would be deemed at any relevant time to be a single employer with an Obligor, pursuant to Section 414(b), (c), (m) or (o) of the Code or under common control with an Obligor under Section 4001 of ERISA.
"ERISA Event" means:
(a)any reportable event, as defined in Section 4043 of ERISA, with respect to an Employee Plan, other than events for which the thirty (30) day notice period has been waived;
(b)the filing of a notice of intent to terminate any Employee Plan or the termination of any Employee Plan under Section 4041 of ERISA;
(c)the institution of proceedings under Section 4042 of ERISA by the PBGC for the termination of, or the appointment of a trustee to administer, any Employee Plan or Multiemployer Plan;
(d)any failure by any Employee Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Employee Plan, in each case whether or not waived;
(e)the filing under Section 412(c) of the Code or Section 302(c) of ERISA of any request for a minimum funding variance, with respect to any Employee Plan or Multiemployer Plan;
(f)the complete or partial withdrawal of any Obligor or any ERISA Affiliate from any Employee Plan or a Multiemployer Plan;
(g)an Obligor or an ERISA Affiliate incurring any liability under Title IV of ERISA with respect to any Employee Plan (other than premiums due and not delinquent under Section 4007 of ERISA);
(h)a determination that any Employee Plan is, or is expected to be, in "at risk" status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code);
(i)the existence of an Unfunded Pension Liability;
(j)the conditions for the imposition of a lien under Section 303(k) of ERISA or Section 430(k) of the Code with respect to any Employee Plan have been met; and/or

(k)the receipt by an Obligor or any of its ERISA Affiliates of any notice of the imposition of withdrawal liability or of a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA, or in "endangered" or "critical" status or in "critical and declining" status within the meaning of Section 305 of ERISA or Section 432 of the Code.
"Event of Default" means any event or circumstance specified as such in Clause 24 (Events of Default).
"Excluded Swap Obligation" means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee or indemnity thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of a failure by such Guarantor for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or indemnity or security interest is or becomes illegal.
"Existing Financial Indebtedness" means Financial Indebtedness arising under:
(a)the facility agreement dated 9 December 2024 between the Company and China Merchants Bank Co., Ltd.;
(b)the credit facility agreement dated on or about the date hereof between BeOne Guangzhou Biologics Manufacturing Co., Ltd. and China Merchants Bank Co., Ltd.;
(c)the working capital loan agreement dated 25 November 2024 between the Company and Shanghai Pudong Development Bank Co., Ltd., Huangpu Sub-branch;
(d)the facility agreement dated 5 December 2024 between the Company and China Minsheng Banking Corp., Ltd. Shanghai Pilot Free Trade Zone Branch;
(e)the revolving loan facility agreements dated 9 May 2025 between the Company and The Hongkong and Shanghai Banking Corporation Limited;
(f)the fixed assets loan agreement dated 4 April 2018 between BeOne Guangzhou Biologics Manufacturing Co., Ltd. and China Construction Bank Corporation Guangdong Branch;
(g)the fixed assets loan agreement dated 22 January 2022 between BeOne Guangzhou Biologics Manufacturing Co., Ltd. and China Merchants Bank Co., Ltd. Guangzhou Branch;
(h)the fixed assets loan agreement dated 11 November 2020 between BeOne Guangzhou Biologics Manufacturing Co., Ltd. and China Merchants Bank Co., Ltd. Guangzhou Branch;
(i)the fixed assets loan agreement dated 29 July 2022 between BeOne Pharmaceutical (Suzhou) Co., Ltd. and China CITIC Bank Suzhou Branch;

(j)the working capital loan agreement dated 24 June 2025 between BeOne Medicines USA, Inc. and Industrial Bank Co., Ltd. Shanghai Songjiang Branch; and
(k)any other loan agreements, arrangements or contracts (howsoever described) existing as at the date of this Agreement under which a Group Member is a debtor in respect of certain Financial Indebtedness owed to a person (other than a Group Member) (as creditor), in each case, as at the date of this Agreement.
"Existing Joint Venture" means any Joint Venture which is in existence as at the date of this Agreement and in which a Group Member has Equity Interests, provided that the existence of such Joint Venture has been disclosed to the OMLAB prior to the date of this Agreement.
"Existing Offshore Financial Indebtedness" of the Group means Financial Indebtedness which is owed by any Offshore Group Member as at the date of this Agreement.
"Extended Facility B Final Repayment Date" means the date falling 36 Months after the earlier of (a) the First Facility B1 Utilisation Date and (b) the First Facility B2 Utilisation Date.
"Extended Facility B1 Commitment" has the meaning given to that term in Clause 8.2 (Lenders' discretion).
"Extended Facility B2 Commitment" has the meaning given to that term in Clause 8.2 (Lenders' discretion).
"Extension" has the meaning given to that term in Clause 8 (Extension of Facility B Final Repayment Date).
"Facility" means Facility A, Facility B1 or Facility B2.
"Facility A" means the term loan facility made available under this Agreement as described in paragraph (a) of Clause 2.1 (The Facilities).
"Facility A Commitment" means:
(a)in relation to an Original Lender, the amount set opposite its name under the heading "Facility A Commitment" in Part II of Schedule 1 (The Original Parties) and the amount of any other Facility A Commitment transferred to it under this Agreement; and
(b)in relation to any other Lender, the amount of any Facility A Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.
"Facility A Final Repayment Date" means the date falling 36 Months from the First Facility A Utilisation Date.
"Facility A Loan" means a loan made or to be made under Facility A or the principal amount outstanding for the time being of that loan.

"Facility A Repayment Date" means each of:
(a)the date falling 12 Months from the First Facility A Utilisation Date;
(b)the date falling 18 Months from the First Facility A Utilisation Date;
(c)the date falling 24 Months from the First Facility A Utilisation Date;
(d)the date falling 30 Months from the First Facility A Utilisation Date; and
(e)the Facility A Final Repayment Date.
"Facility A Utilisation Documents" has the meaning given to that term in paragraph (c) of Clause 5.2 (Completion of a Utilisation Request).
"Facility B Final Repayment Date" means:
(a)the Original Facility B Final Repayment Date; or
(b)if the Facility B Final Repayment Date is extended in accordance with Clause 8 (Extension of Facility B Final Repayment Date), the Extended Facility B Final Repayment Date.
"Facility B Lender" means, at any time, any Lender whose Facility B1 Commitment and/or Facility B2 Commitment is greater than zero at that time.
"Facility B1" means the revolving loan facility made available under this Agreement as described in paragraph (b) of Clause 2.1 (The Facilities).
"Facility B1 Commitment" means:
(a)in relation to an Original Lender, the amount set opposite its name under the heading "Facility B1 Commitment" in Part II of Schedule 1 (The Original Parties) and the amount of any other Facility B1 Commitment transferred to it under this Agreement; and
(b)in relation to any other Lender, the amount of any Facility B1 Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Accordion Option), to the extent not cancelled, reduced or transferred by it under this Agreement.
"Facility B1 Loan" means a loan made or to be made under Facility B1 or the principal amount outstanding for the time being of that loan.
"Facility B2" means the term loan facility made available under this Agreement as described in paragraph (c) of Clause 2.1 (The Facilities).
"Facility B2 Commitment" means:
(a)in relation to an Original Lender, the amount set opposite its name under the heading "Facility B2 Commitment" in Part II of Schedule 1 (The Original Parties) and the amount of any other Facility B2 Commitment transferred to it under this Agreement; and
(b)in relation to any other Lender, the amount of any Facility B2 Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Accordion Option),

to the extent not cancelled, reduced or transferred by it under this Agreement.
"Facility B2 Loan" means a loan made or to be made under Facility B2 or the principal amount outstanding for the time being of that loan.
"Facility B2 Repayment Date" means each of:
(a)the date falling 18 Months from the First Facility B2 Utilisation Date;
(b)the date falling 21 Months from the First Facility B2 Utilisation Date; and
(c)the Facility B Final Repayment Date.
"Facility Office" means the office or offices notified by a Lender to the Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement.
"FATCA" means:
(a)sections 1471 to 1474 of the Code or any associated regulations;
(b)any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or
(c)any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraph (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.
"FATCA Application Date" means:
(a)in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or
(b)in relation to a "passthru payment" described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.
"FATCA Deduction" means a deduction or withholding from a payment under a Finance Document required by FATCA.
"FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction.
"Fee Letter" means:
(a)any letter or letters referring to this Agreement or the Facilities between one or more Administrative Parties and the Company setting out any of the fees referred to in Clause 13 (Fees); and
(b)any agreement setting out fees payable to a Finance Party referred to in paragraph (f) of Clause 2.2 (Accordion Option) or under any other Finance Document.

"Final Repayment Date" means:
(a)in relation to Facility A, the Facility A Final Repayment Date; and
(b)in relation to Facility B1 or Facility B2, the Facility B Final Repayment Date.
"Finance Document" means this Agreement, any Accession Deed, any Fee Letter, any Transaction Security Document, the Intercreditor Agreement, the Designation Letter, any Accordion Increase Confirmation, any Utilisation Request and any other document designated as such by the Agent and the Company, provided that where the term "Finance Document" is used in, and construed for the purposes of, this Agreement or the Intercreditor Agreement, a Hedging Agreement and a BG Facility Document shall be a Finance Document only for the purposes of:
(a)the definition of "Default";
(b)the definition of "Material Adverse Effect";
(c)the definition of "Transaction Security Document";
(d)paragraph (a)(iv) of Clause 1.2 (Construction); and
(e)Clause 24 (Events of Default) (other than Clause 24.11 (Repudiation), Clause 24.17 (Acceleration) and Clause 24.18 (Automatic Acceleration Event)).
"Finance Lease" means any finance lease, capital lease or hire purchase contract, which would in accordance with the relevant Accounting Principles, be treated as a balance sheet liability, other than a lease or hire purchase contract which would:
(a)in accordance with IFRS, prior to 1 January 2019, have been treated as an operating lease; or
(b)in accordance with US GAAP, prior to the date on which such Accounting Principles give effect to the changes contemplated by Accounting Standards Codification 842 published by The Financial Accounting Standards Board (whether such date falls before, on or after the date of this Agreement), have been treated as an operating lease.
"Finance Party" means an Administrative Party or a Lender, provided that where the term "Finance Party" is used in, and construed for the purposes of, this Agreement or the Intercreditor Agreement, a Hedge Counterparty and a BG Lender shall be a Finance Party only for the purposes of:
(a)the definition of "Secured Parties";
(b)paragraph (a)(iii) of Clause 1.2 (Construction);
(c)paragraph (c) of the definition of "Material Adverse Effect";
(d)Clause 16.3 (Conduct of business by the Finance Parties); and
(e)Clause 23.27 (Further assurance).
"Financial Indebtedness" means any indebtedness for or in respect of:
(a)moneys borrowed;

(b)any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;
(c)any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;
(d)any Finance Lease;
(e)receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis and other than the provision of customary warranties as to title by a Group Member);
(f)any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing;
(g)any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account);
(h)any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and
(i)the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.
"First Facility A Utilisation Date" means the first Utilisation Date in respect of Facility A.
"First Facility B1 Utilisation Date" means the first Utilisation Date in respect of Facility B1.
"First Facility B2 Utilisation Date" means the first Utilisation Date in respect of Facility B2.
"Funding Rate" means any individual rate notified by a Lender to the Agent pursuant to paragraph (a)(ii) of Clause 12.4 (Cost of funds).
"Global Amendment Deed" means an English law governed global amendment deed entered into or to be entered into between the entities listed therein as "Intra-Group Lenders" and the entities listed therein as "Intra-Group Borrowers" in respect of certain intercompany loans owing by Non-Obligors to Obligors.
"Governmental Agency" means any government or any governmental agency, semi-governmental or judicial entity or authority (including any stock exchange or any self-regulatory organisation established under statute).
"Grandfathered Contracts" means the agreements and/or contracts expressly designated as such in the Designation Letter.
"Group" means the Company and its Subsidiaries from time to time.
"Group Member" means any member of the Group.

"Guarantor" means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with Clause 26 (Changes to the Obligors).
"Guarantor Coverage Requirement" means, at any time, the requirement that the aggregate total gross revenue of the Guarantors (calculated on a consolidated basis) shall not be less than 75 per cent. of the aggregate total gross revenue of the Group (excluding any total gross revenue generated by the PRC Group Members) (calculated on a consolidated basis).
"Hedge Counterparty" has the meaning given to that term in the Intercreditor Agreement.
"Hedging Agreement" has the meaning given to that term in the Intercreditor Agreement.
"Historic LPR" means, as at any time, the most recently published LPR as at that time (which shall be published not more than three LPR Publishing Days before that time).
"Historic Term SOFR" means, in relation to any Facility B1 Loan or Facility B2 Loan, the most recent Term SOFR for a period equal in length to the Interest Period of that Loan and which is as of a US Government Securities Business Day which is no more than three US Government Securities Business Days before the Quotation Day.
"Holding Company" means, in relation to a person, any other person in respect of which it is a Subsidiary.
"IFRS" means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.
"Indirect Tax" means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.
"Information Memorandum" means the document in the form approved by the Company concerning the Group which, at the Company's request and on its behalf, was prepared in relation to this transaction and distributed by the OMLAB to selected financial institutions before the date of this Agreement.
"Insolvency Event" in relation to an entity means that the entity:
(a)is dissolved (other than pursuant to a consolidation, amalgamation or merger);
(b)becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
(c)makes a general assignment, arrangement or composition with or for the benefit of its creditors;
(d)institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official;

(e)has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:
(i)results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or
(ii)is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;
(f)has exercised in respect of it one or more of the stabilisation powers pursuant to Part 1 of the Banking Act 2009 and/or has instituted against it a bank insolvency proceeding pursuant to Part 2 of the Banking Act 2009 or a bank administration proceeding pursuant to Part 3 of the Banking Act 2009;
(g)has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);
(h)seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (other than, for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in paragraph (d) above);
(i)has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
(j)causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (i) above; or
(k)takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.
"Intangible Assets" means intangible assets in accordance with the relevant Accounting Principles including customer lists, goodwill, copyrights, trade names, trade marks, franchises, patents, licences, unamortised debt discount and capitalised research and development costs.
"Intellectual Property" means:
(a)any patents, trademarks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, trade secrets, knowhow and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered; and
(b)the benefit of all applications and rights to use any or all of the rights, assets and/or items referred to in paragraph (a) from time to time and which may now or in the future subsist.

"Intercompany Loan Assignment (English law)" means an English law governed assignment of intercompany loans entered into or to be entered into between the Security Agent and the entities listed therein as "Assignors" in respect of certain intercompany loans owing by Non-Obligors to Obligors, which shall be in form and substance satisfactory to the Agent.
"Intercreditor Agreement" means the intercreditor agreement dated the same date as this Agreement and made between, among others, the Company, the Debtors (as defined in the Intercreditor Agreement), the Security Agent, the Agent, each Arranger Party, the Lenders (as Senior Lenders), the Hedge Counterparties, the BG Lenders and the Subordinated Creditors (as defined in the Intercreditor Agreement).
"Interest Period" means, in relation to a Loan, each period determined in accordance with Clause 11 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 10.3 (Default interest).
"Interpolated Historic Term SOFR" means, in relation to any Facility B1 Loan or Facility B2 Loan, the rate (rounded to the same number of decimal places as the Term SOFR) which results from interpolating on a linear basis between:
(a)either:
(i)the most recent Term SOFR (as of a day which is not more than three US Government Securities Business Days before the Quotation Day) for the longest period (for which Term SOFR is available) which is less than the Interest Period of that Loan; or
(ii)if no such Term SOFR is available for a period which is less than the Interest Period of that Loan, the most recent Overnight SOFR for a day which is not more than three US Government Securities Business Days before the Quotation Day; and
(b)the most recent Term SOFR (as of a day which is not more than three US Government Securities Business Days before the Quotation Day) for the shortest period (for which Term SOFR is available) which exceeds the Interest Period of that Loan.
"Interpolated Term SOFR" means, in relation to any Facility B1 or Facility B2 Loan, the rate (rounded to the same number of decimal places as Term SOFR) which results from interpolating on a linear basis between:
(a)either:
(i)Term SOFR (as of the Specified Time) for the longest period (for which Term SOFR is available) which is less than the Interest Period of that Loan; or
(ii)if no such Term SOFR is available for a period which is less than the Interest Period of that Loan, Overnight SOFR for the day that is two US Government Securities Business Days before the Quotation Day; and
(b)Term SOFR (as the Specified Time) for the shortest period (for which Term SOFR is available) which exceeds the Interest Period of that Loan.
"IPSAS" means the international public sector accounting standards published by The International Public Sector Accounting Standards Board.

"Ipso Facto Event" means an Australian Obligor is or becomes the subject of:
(a)an announcement, application, compromise, arrangement, managing controller, or administration as described in section 415D(1), 434J(1) or 451E(1) of the Australia Corporations Act; or
(b)any process which under any law with a similar purpose may give rise to a stay on, or prevention of, the exercise of contractual rights.
"IRS" means the US Internal Revenue Service.
"Joint Venture" means any joint venture entity, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity.
"Legal Reservations" means:
(a)the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;
(b)the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of stamp duty may be void and defences of set-off or counterclaim;
(c)the limitation of the enforcement of the terms of leases of real property by laws of general application to those leases;
(d)similar principles, rights and remedies under the laws of any Relevant Jurisdiction; and
(e)any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinions supplied to the Agent as a condition precedent under this Agreement on or before the first Utilisation Date or pursuant to Clause 26 (Changes to the Obligors).
"Lenders" means:
(a)any Original Lender; or
(b)any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 2.2 (Accordion Option) or Clause 25 (Changes to the Lenders),
which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.
"Limitation Acts" means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.
"Loan" means a Facility A Loan, a Facility B1 Loan or a Facility B2 Loan.
"Loan Disbursement Account" means an account maintained by the Company with the Agent for the purpose of receiving proceeds of any Facility A Loan made under this Agreement.

"LPR" means the prevailing one-year RMB loan prime rate published (before any correction, recalculation or republication by the publisher) by the National Interbank Funding Center (全国银行间同业拆借中心) on (if the Quotation Day is a LPR Publishing Day) the Quotation Day or (if the Quotation Day is not a LPR Publishing Day) the most recent LPR Publishing Day, the designated publisher of such RMB loan prime rate under the authorisation of the People's Bank of China (中国人民银行) (or any successor entity or organisation designated by the applicable Governmental Agency in the PRC for the publication of such rate).
"LPR Publishing Day" means the 20th day of each calendar month (or if it is a public holiday in the PRC, the immediately succeeding PRC Business Day).
"Majority Lenders" means a Lender or Lenders whose Commitments aggregate more than 66 2/3 per cent. of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66 2/3 per cent. of the Total Commitments immediately prior to the reduction).
"Margin" means:
(a)in relation to any Facility A Loan, 0.65 per cent. per annum; and
(b)in relation to any Facility B1 Loan or any Facility B2 Loan, 2.40 per cent. per annum.
"Margin Stock" means margin stock or "margin security" within the meaning of Regulations T, U and X issued by the Board of Governors of the Federal Reserve System of the United States.
"Material Adverse Effect" means a material adverse effect on:
(a)the business, operations, property, financial condition or prospects of the Group taken as a whole;
(b)the ability of any of the Transaction Obligors to perform its obligations under the Finance Documents; or
(c)the validity or enforceability of, or the effectiveness or ranking of any Security granted or purported to be granted pursuant to, any of the Finance Documents or the rights or remedies of any Finance Party under any of the Finance Documents.
"Material Offshore Subsidiary" means, at any time, any Subsidiary of the Company which is an Offshore Group Member and whose total gross revenue (consolidated in the case of a Subsidiary which itself has any Subsidiary or Subsidiaries) attributes to five per cent. or more of the consolidated total gross revenue of the Group, as calculated by reference to:
(a)the then latest audited financial statements of such Subsidiary (consolidated or unconsolidated, as the case may be, or where no audited financial statements are available, calculated by reference to the unaudited financial statements or management accounts applicable to such Subsidiary, certified as being true and accurate by a director of the Company); and
(b)the then latest consolidated financial statements of the Company, and (for the avoidance of doubt) no PRC Group Member shall at any time constitute or be deemed to be a Material Offshore Subsidiary.

"Measures for the Administration of Working Capital Loans" means the Measures for the Administration of Working Capital Loans (流动资金贷款管理办法) issued by the National Financial Regulatory Administration of the PRC (中华人民共和国国家金融监督管理总局) on 30 January 2024, which came into effect on 1 July 2024 (including any revisions thereto from time to time).
"Minority JV" means any Permitted Joint Venture which is not a Group Member.
"Minority JV Cap" means the aggregate of:
(a)US$350,000,000 (or its equivalent in any other currency);
(b)50 per cent. of the Cashflow received by the Group on a cumulative basis during each of the following periods:
(i)the first three Financial Quarters of the financial year ending 31 December 2025, as certified by the chief financial officer of the Company in the certificate listed in paragraph 1(k) of Part I of Schedule 2 (Conditions Precedent) and delivered to the Agent under Clause 4.1 (Initial conditions precedent), based on the unaudited quarterly financial statements of the Group for each of such Financial Quarters;
(ii)the last Financial Quarter of the financial year ending 31 December 2025,as certified by the chief financial officer (as a duly authorised officer) or a director of the Company or any other authorised officer of the Company in a Compliance Certificate relating to the Group's annual consolidated financial statements for that financial year delivered to the Agent under this Agreement, provided that Cashflow in respect of such Financial Quarter may be positive or negative and if it were negative, the amount of Cashflow under this paragraph (b) will be reduced by the corresponding amount prior to the calculation of 50 per cent. of the relevant Cashflow; and
(iii)each subsequent financial year, as certified by the chief financial officer (as a duly authorised officer) or a director of the Company or any other authorised officer of the Company in a Compliance Certificate relating to the Group's annual consolidated financial statements for that financial year delivered to the Agent under this Agreement, provided that, in this case of this paragraph (iii), if Cashflow in respect of a financial year is less than zero, Cashflow in respect of that financial year shall be deemed to be zero; and
(c)(if and to the extent not taken into account in paragraph (b) above):
(i)50 per cent. of the net proceeds (if any) received by the Group through the monetisation of Pipeline Assets on a cumulative basis, commencing with the first three Financial Quarters of the financial year ending 31 December 2025 and including each Financial Quarter thereafter; and
(ii)50 per cent. of any Permitted Royalty Proceeds received by any Group Member on a cumulative basis pursuant to (A) any Grandfathered Contract (whether received or entered into before or after the date of this Agreement) and/or (B) any other arrangement since the date of this Agreement, in each case, as certified by the chief financial officer (as a duly authorised officer) or a director of the Company or any other authorised officer of the Company in a Compliance Certificate relating to the Group's then most recent quarterly or annual consolidated financial statements delivered to the Agent under this Agreement or in the certificate listed in paragraph 1(k) of Part I of Schedule 2 (Conditions Precedent) and delivered to the Agent under Clause 4.1 (Initial conditions precedent).
"Minority Stake Acquisition" means an acquisition by a Group Member of a minority stake position in any public limited company or private limited company, undertaking, partnership or any other form of vehicle (collectively, a "Vehicle"), provided that there is no intention for that Vehicle to become a Joint Venture of which any Group Member is a joint venture partner.
"Month" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:
(a)(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;
(b)if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and
(c)if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.
The above rules will only apply to the last Month of any period.
"Multiemployer Plan" means a "multiemployer plan" (as defined in Section (3)(37) of ERISA) that is subject to Title IV of ERISA that is contributed to for any employees of an Obligor or any ERISA Affiliate or in respect of which any Obligor or any ERISA Affiliate has any actual or contingent, direct or indirect liability.
"NBWD Arrangements" has the meaning given to the term "内保外贷" (nei bao wai dai) in the Administrative Regulations on Foreign Exchange Administration of Cross Border Security (《跨境担保外汇管理规定》) (汇发[2014]29 号) issued by SAFE on 12 May 2014 (including any revisions thereto from time to time).
"NDRC" means the National Development and Reform Commission of the PRC (中华人民共和国国家发展和改革委员会) (including its successors).
"NDRC Administrative Measures" means the Administrative Measures for the Examination and Registration of Medium and Long-term Foreign Debts of Enterprises (NDRC Order 56) (《企业中长期外债审核登记管理办法 (国家发展和改革委员会令第56号) issued by the NDRC on 5 January 2023 and which came into effect on 10 February 2023, and as amended and supplemented by any implementation or guidance rules or policies as issued by the NDRC from time to time.

"NDRC Registration Certificate" means the registration certificate(s) for borrowings of foreign debt by enterprises (企业借用外债审核登记证明) issued by the NDRC evidencing the completion of the NDRC foreign debt quota registration process relating to the Facilities pursuant to the NDRC Administrative Measures.
"New Jersey Property" means the Real Property commonly known as Princeton West Innovation Campus located in Hopewell, New Jersey, as more particularly described in the PropCo Mortgage.
"New Lender" has the meaning given to that term in Clause 25 (Changes to the Lenders).
"Non-Consenting Lender" has the meaning given to that term in Clause 35.7 (Replacement of Non-Consenting Lender).
"Non-Extended Facility B1 Commitment" has the meaning given to that term in Clause 8.2 (Lenders' discretion).
"Non-Extended Facility B2 Commitment" has the meaning given to that term in Clause 8.2 (Lenders' discretion).
"Non-Obligor" means a Group Member which is not an Obligor.
"Obligors" means the Company and the Guarantors, and "Obligor" means each one of them.
"Obligors' Agent" means the Company, appointed to act on behalf of each Obligor in relation to the Finance Documents pursuant to Clause 2.4 (Obligors' Agent).
"Offshore Group Member" means any Group Member which is not a PRC Group Member.
"Offshore Real Property" means any Real Property which is located outside the PRC.
"Original Facility B Final Repayment Date" means the date falling 24 Months from the earlier of (a) the First Facility B1 Utilisation Date and (b) the First Facility B2 Utilisation Date.
"Original Financial Statements" means:
(a)in relation to the Company, the audited consolidated financial statements of the Group for the financial year ended 31 December 2024;
(b)in relation to each of BeOne Medicines UK, Ltd., BeOne Medicines I GmbH and BeOne Medicines (Hong Kong) Co., Limited, the audited financial statements for its financial year ended 31 December 2023;
(c)in relation to BeOne Medicines Aus Pty Ltd, the audited financial statements for its financial year ended 31 December 2024;
(d)in relation to each of BeOne Medicines US Holdings, LLC, BeOne Medicines USA, Inc., BG NC 1, Ltd, PropCo and PropCo Parent, the unaudited financial statements for its financial year ended 31 December 2024;
(e)in relation to BG NC 2, Ltd., the unaudited zero-balance financial statements dated 31 March 2025; and

(f)in relation to BeOne Medicines Treasury Ltd., the unaudited zero-balance financial statements dated 31 March 2025, in each case, prepared under and in accordance with US GAAP (other than to the extent any financial statements prepared by reference to any local Accounting Principles).
"Overnight SOFR" means the secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate).
"Party" means a party to this Agreement.
"PBGC" means the US Pension Benefit Guaranty Corporation.
"PBOC Notice 27" means Yinfa No.27 [2022], Notice of the People's Bank of China and the State Administration of Foreign Exchange on Overseas Lending by Banking Institutions (中国人民银行、国家外汇管理局关于银行业金融机构境外贷款业务有关事宜的通知) issued by the People's Bank of China and the State Administration of Foreign Exchange on 29 January 2022, which came into effect on 1 March 2022 (including any revisions thereto from time to time).
"Perfection Requirements" means the making or the procuring of filings, stampings, registrations, notarisations, endorsements, translations and/or notifications of any Finance Document (and/or any Security created under it) necessary for the validity, enforceability (as against the relevant Transaction Obligor or any relevant third party) and/or perfection of that Finance Document.
"Permitted Acquisition" has the meaning given to that term in Clause 23.7 (Acquisitions and Joint Ventures).
"Permitted Cash Pooling" has the meaning given to that term in Clause 23.12 (Loans and guarantees).
"Permitted Disposal" has the meaning given to that term in Clause 23.5 (Disposals).
"Permitted Financial Indebtedness" means any Financial Indebtedness permitted under paragraph (b) of Clause 23.13 (Financial Indebtedness).
"Permitted Intra-Group Financial Indebtedness" means:
(a)any Financial Indebtedness owing by any Group Member to any direct or indirect shareholder of the Company (or any Affiliate of any direct or indirect shareholder of the Company), provided that such Financial Indebtedness shall be subordinated to the claim of the Finance Parties under the Finance Documents pursuant to the Intercreditor Agreement;
(b)any Financial Indebtedness owing by an Obligor to another Obligor;
(c)any Financial Indebtedness owing by a Non-Obligor to another Non-Obligor;
(d)any Financial Indebtedness owing by an Obligor to a Non-Obligor, provided that:
(i)subject to paragraph (ii) below, such Financial Indebtedness shall be subordinated to the claim of the Finance Parties under the Finance Documents pursuant to the Intercreditor Agreement; and

(ii)the subordination requirement described in paragraph (i) above shall not apply to such Financial Indebtedness if and to the extent that:
(A)the proceeds of such Financial Indebtedness are or will be applied towards the ordinary course of the Group's Core Business, customary trading activities of the Group and/or internal cash management of the Group; or
(B)(if and for so long as no Default is continuing) such Financial Indebtedness arises from, or is constituted by, any revolving intercompany loan between an Obligor (as debtor) and a Non-Obligor (as creditor) of which the tenor does not exceed one year;
(e)any Financial Indebtedness owing by a Non-Obligor to an Obligor, provided that:
(i)such Financial Indebtedness shall be assigned in favour of the Security Agent pursuant to:
(A)the Intercompany Loan Assignment (English law); and
(B)(if and for so long as an Event of Default is continuing) a Transaction Security Document governed by law (other than English law) if required by the Agent (following consultation with its legal advisers); and
(ii)at least one of the following conditions is satisfied with respect to such Financial Indebtedness:
(A)the proceeds of such Financial Indebtedness are or will be applied towards the ordinary course of the Group's Core Business, customary trading activities of the Group and/or internal cash management of the Group;
(B)the debtor of such Financial Indebtedness is an entity which is consolidated under the then latest consolidated financial statements of the Group most recently delivered to the Agent under this Agreement; or
(C)(if neither paragraph (A) nor paragraph (B) applies) the aggregate principal amount of such Financial Indebtedness (when aggregated with the aggregate principal amount of each other Financial Indebtedness falling within this paragraph (C)) shall not, at any time, exceed US$75,000,000 (or its equivalent in any other currency).
"Permitted Intra-Group Transfer" means the disposal by BG NC 2, Ltd. of the entire issued share capital of BeOne Medicines UK, Ltd. in favour of another Group Member where such disposal is undertaken:
(a)to mitigate any material adverse tax consequences of the Group (including, but not limited to, any changes in applicable law or regulation); or
(b)to align the Group's structure with applicable tax laws and double taxation treaties in a manner that reflects the Group's operational and commercial activities,

provided that BeOne Medicines UK, Ltd. shall at all times (including following the completion of such disposal) remain:
(i)wholly owned (directly or indirectly) by the Company;
(ii)an Offshore Group Member; and
(iii)a Guarantor.
"Permitted Joint Venture" means:
(a)any Existing Joint Venture; or
(b)entry into or any investment in any Joint Venture after the date of this Agreement where:
(i)no Default is continuing at the time such investment is made or would result from such investment;
(ii)all the financial covenants under Clause 22 (Financial Covenants):
(A)have been fully complied with as at the most recent Test Date immediately before transaction; and
(B)will be fully complied with, on a pro forma basis (taking into account the impact of such investment), immediately after the completion of such investment;
(iii)the implementation or completion of such investment does not have, and is not reasonably likely to have, a Material Adverse Effect;
(iv)that Joint Venture is incorporated or established, and carries on its principal business, in any jurisdiction where the Group conducts its Core Business; and
(v)that Joint Venture is engaged in the Core Business or life sciences or biotechnology practices.
"Permitted Loan" means any loan or credit the making or granting of it is permitted under Clause 23.12 (Loans and guarantees).
"Permitted Reorganisation" has the meaning given to that term in Clause 23.6 (Merger).
"Permitted Royalty Proceeds" means any cash or non-cash consideration received by any Group Member under and pursuant to any Permitted Royalty Receivables Sale.
"Permitted Royalty Receivables Sale" means any Royalty Receivables Sale falling within paragraph (b)(xiv) of Clause 23.5 (Disposals).
"Permitted Security" has the meaning given to that term in Clause 23.4 (Negative pledge).
"Permitted Transaction" means:
(a)any disposal required, Financial Indebtedness incurred, guarantee, indemnity or Security or Quasi-Security given, or other transaction arising, under the Finance Documents;

(b)the solvent liquidation or reorganisation of any Group Member which is not an Obligor so long as any payments or assets distributed as a result of such liquidation or reorganisation are distributed to other Group Members; or
(c)transactions (other than (i) any sale, lease, license, transfer or other disposal and (ii) the granting or creation of Security or the incurring or permitting to subsist of Financial Indebtedness) conducted in the ordinary course of trading on arm's length terms.
"Person" has the meaning given to that term in Clause 20.23 (Sanctions).
"Pipeline Assets" means, at any time, any drug or treatment candidates and, in each case, all related assets and rights thereto (including, without limitation, Intellectual Property rights, royalties and/or royalty receivables), which have not yet been approved for commercial marketing or commercial sale by an established regulatory body or authority and/or is at pre-commercialisation stage, provided that (for the avoidance of doubt) Pipeline Assets shall exclude Zanubrutinib and Tislelizumab and all related assets and rights thereto.
"PPS Law" means:
(a)the PPSA; and
(b)any regulations in force at any time under the PPSA, including the PPSA Regulations.
"PPSA" means the Australian Personal Property Securities Act 2009 (Cth).
"PPSA Regulations" means the Australian Personal Property Securities Regulations 2010 (Cth).
"PRC Business Day" means a day (other than a Saturday or Sunday or public holiday, but including Saturday or Sunday that is a working day as stipulated by the applicable regulations promulgated by the State Council of the PRC) on which banks are open for general business in the PRC.
"PRC Group Member" means any Group Member which is incorporated or registered in the PRC.
"PRC GZ Property" means all or any part of (a) the buildings and fixed plant on the land located in Within theSino-Singapore Guangzhou Knowledge City Biomedical Park, south of Kangyao South Road and north of Zhihui West Road (中新广州知识城生物医药园区内，康耀南路以南、智慧西路以北) with the title certificate numbered as Yue (2022) Guangzhou Real Estate Ownership Certificate No. 06005656 (粤(2022)广州市不动产权第06005656号), and (b) the buildings and fixed plant on the land located in West of Jiulong Avenue and south of planned KN1-2 Road in the northern starting area of Sino-Singapore Guangzhou Knowledge City (中新广州知识城北起步区九龙大道以西、规划KN1-2路以南) with the title certificate numbered as Yue (2017) Guangzhou Real Estate Ownership Certificate No. 06600057 (粤(2017)广州市不动产权第06600057号).

"PRC SZ Property" means all or any part of (a) the buildings and fixed plant on the land located in East of Jingu Road, South of Jiangyun Road Suzhou Industrial Park(苏州工业园区金谷路东、江韵路南) with the title certificate numbered as Su (2022) Suzhou Industrial Park Real Estate Ownership Certificate No. 0000249 (苏(2022)苏州工业园区不动产权第0000249号), and (b) the real property located in No. 29, Jinhai Road, Suzhou Industrial Park (苏州工业园区金海路29号) with the title certificate numbered as Su (2024) Suzhou Industrial Park Real Estate Ownership Certificate No. 0000157 (苏(2024)苏州工业园区不动产权第0000157号).
"PropCo" means BeOne Medicines Hopewell Urban Renewal, LLC, a New Jersey limited liability company.
"PropCo Assignment of Leases" means a New Jersey law governed absolute assignment of leases and rents over the New Jersey Property granted by PropCo in favour of the Security Agent, which shall be in form and substance satisfactory to the Agent.
"PropCo Mortgage" means a New Jersey law governed first priority mortgage, assignment of leases and rents, security agreement and fixture filing over the New Jersey Property granted by PropCo in favour of the Security Agent, which shall be in form and substance satisfactory to the Agent.
"PropCo Parent" means BeOne Medicines US Manufacturing Co., Inc., a Delaware corporation.
"PropCo Share Pledge" means a New York law governed pledge and security agreement over the shares in PropCo granted by PropCo Parent in favour of the Security Agent, which shall be in form and substance satisfactory to the Agent.
"Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act .
"Quasi-Security" has the meaning given to that term in Clause 23.4 (Negative pledge).
"Quotation Day" means, in relation to any currency (or any amount in any currency) and any period for which an interest rate is to be determined:
(a)(if that currency is US dollars) two US Government Securities Business Days before the first day of that period unless market practice differs in the relevant syndicated loans market, in which case the Quotation Day will be determined by the Agent in accordance with that market practice (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days); and
(b)(if that currency is RMB) the first day of that period.
"Real Property" means:
(a)any freehold, leasehold or immovable property; and

(b)any buildings, fixtures, fittings, fixed plant or machinery from time to time situated on or forming part of that freehold, leasehold or immovable property.
"Receiver" means a receiver or receiver and manager or administrative receiver of the whole or any part of the Security Assets.
"Reference Rate (RMB)" means, in relation to any Loan in Renminbi:
(a)LPR as of the Specified Time; or
(b)as otherwise determined pursuant to Clause 12.2 (Unavailability of LPR), and if, in either case, that rate is less than zero, the Reference Rate (RMB) shall be deemed to be zero.
"Reference Rate (USD)" means, in relation to any Loan in US dollars:
(a)Term SOFR as of the Specified Time and for a period equal in length to the Interest Period of that Loan; or
(b)as otherwise determined pursuant to Clause 12.1 (Unavailability of Term SOFR), and if, in either case, that rate is less than zero, the Reference Rate (USD) shall be deemed to be zero.
"Regulations T, U and X" means, respectively, Regulations T, U and X of the Board of Governors of the Federal Reserve System of the United States.
"Related Fund", in relation to a fund (the "first fund"), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.
"Relevant Facility A Lenders" has the meaning given to that term in paragraph (c) of Clause 5.2 (Completion of a Utilisation Request).
"Relevant Jurisdiction" means, in relation to a Transaction Obligor:
(a)its jurisdiction of incorporation;
(b)any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated;
(c)any jurisdiction where it conducts its business; and
(d)any jurisdiction whose laws govern the perfection of any of the Transaction Security Documents entered into by it.
"Relevant Market" means:
(a)in relation to US dollars or Term SOFR, the market for overnight cash borrowing collateralised by US Government securities; and
(b)in relation to Renminbi or LPR, the PRC interbank market.

"Relevant Offshore Subsidiaries" means:
(a)each of the Material Offshore Subsidiaries; and
(b)at any time, the aggregate total gross revenue (calculated on a consolidated basis) of the then Material Offshore Subsidiaries account for less than 75 per cent. of the consolidated total revenue of the Group (excluding any gross revenue generated by any PRC Group Member) determined by the consolidated financial statements of the Company determined by reference to the then latest consolidated financial statements of the Company and the Compliance Certificate supplied by the Company with such financial statements (which, prior to the delivery by the Company of its consolidated financial statements in accordance with Clause 21.1 (Financial statements), are the Original Financial Statements), each of those Offshore Group Members (excluding the Material Offshore Subsidiaries):
(i)whose total gross revenue are highest or higher relative to the total gross revenue of the other Offshore Group Members (excluding the Material Offshore Subsidiaries); and
(ii)the inclusion of each of such Offshore Group Members as a Relevant Offshore Subsidiary is necessary for ensuring that the aggregate total gross revenue (calculated on a consolidated basis) of all of such Offshore Group Members, when aggregated with the aggregate total gross revenue (calculated on a consolidated basis) of all the Material Offshore Subsidiaries, would not be less than 75 per cent. of the consolidated total gross revenue of the Group (excluding any gross revenue generated by any PRC Group Member), provided that:
(A)for the avoidance of doubt, an Offshore Group Member shall not constitute a Relevant Offshore Subsidiary by virtue of this paragraph (b) if the inclusion of such Offshore Group Member as a Relevant Offshore Subsidiary is not necessary for the Guarantor Coverage Requirement to be met; and
(B)(if paragraph (b)(iii) of Clause 23.26 (Guarantor Coverage Requirement) applies) the determination of Relevant Offshore Subsidiaries under this paragraph (b) shall be made on the basis as if the Disqualified Relevant Offshore Subsidiary had the lowest amount of total gross revenue relative to the total gross revenue of the other Offshore Group Members (excluding the Material Offshore Subsidiaries).
"Relevant Period" has the meaning given to that term in Clause 22.1 (Financial definitions).
"Repayment Date" means a Facility A Repayment Date or a Facility B2 Repayment Date.
"Repayment Instalment" means each instalment for repayment of the Term Loans.
"Repeating Representations" means each of the representations set out in Clauses 20.1 (Status) to 20.6 (Governing law and enforcement), Clause 20.10 (No misleading information), Clause 20.11 (Financial statements) and Clause 20.14 (Authorised signatories) to Clause 20.27 (Investment Companies).

"Representative" means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.
"Resignation Letter" means a letter substantially in the form set out in Schedule 8 (Form of Resignation Letter).
"Restricted Assets" means:
(a)the New Jersey Property and the Equity Interests in PropCo;
(b)Intellectual Property rights from time to time in Zanubrutinib or Tislelizumab; and/or
(c)any Equity Interests in any person (other than any Equity Interests in the Company) directly owning or holding any of the assets falling under paragraphs (a) and/or (b) above, provided that, notwithstanding the foregoing, Restricted Assets shall at all times and in all circumstances be construed subject to Clause 23.30 (Overarching provision).
"Restricted JV Assets" means:
(a)the New Jersey Property and the Equity Interests in PropCo;
(b)Intellectual Property rights from time to time in Zanubrutinib or Tislelizumab;
(c)title to the New Jersey Property, the PRC GZ Property and the PRC SZ Property; and/or
(d)any Equity Interests in any person (other than any Equity Interests in the Company) directly owning or holding any of the assets falling under paragraph (a), (b) and/or (c) above, provided that, notwithstanding the foregoing, Restricted JV Assets shall at all times and in all circumstances be construed subject to Clause 23.30 (Overarching provision).
"Restricted Minority JV Assets" means:
(a)any Restricted JV Assets;
(b)title to any Offshore Real Property of any Group Member; and/or
(c)any Equity Interests in any person (other than any Equity Interests in the Company) directly owning or holding any of the assets falling under paragraph (a) and/or (b) above, provided that, notwithstanding the foregoing, Restricted Minority JV Assets shall at all times and in all circumstances be construed subject to Clause 23.30 (Overarching provision).
"Restricted Minority JV Investments" means, in respect of any Relevant Period, the aggregate of:
(a)all amounts subscribed for Equity Interests in, lent to, or invested in all Minority JVs by any Group Member;

(b)the amount of any contingent liabilities of any Group Member under any guarantee or indemnity given in respect of the liabilities of any Minority JV; and
(c)the higher of the book value or market value of any other assets (other than any Pipeline Assets) transferred by any Group Member to all Minority JVs, during that Relevant Period, provided that notwithstanding paragraphs (a), (b) and (c) above, Restricted Minority JV Investments shall at all times and in all circumstances:
(i)exclude all amounts (in the form of any Pipeline Assets) (A) used to subscribe for Equity Interests in any Minority JV, (B) lent to any Minority JV or (C) invested in any Minority JV, in each case, by any Group Member (whether such subscription for Equity Interests, loan and/or investment of, or regarding, Pipeline Assets in any Minority JV is by way of contribution, sale, lease, licence, transfer, other disposal loan or otherwise by any Group Member);
(ii)exclude the amount of any contingent liabilities of any Group Member under any guarantee or indemnity given in respect of the liabilities of any Minority JV where such liabilities of any Minority JV (subject of such guarantee or indemnity) relate to Pipeline Assets invested in that Minority JV by any Group Member (whether such investment of Pipeline Assets in any Minority JV is by way of contribution, sale, lease, licence, transfer, other disposal, loan or otherwise by any Group Member);
(iii)exclude the value of any lease or licence in respect of Real Property in favour of, or otherwise made available for use by, any Minority JVs, if and only to the extent that the aggregate value of such lease or license during that Relevant Period does not exceed US$50,000,000 (or its equivalent in any other currency or currencies); and
(iv)include any Royalty Receivables and any Permitted Royalty Proceeds transferred by any Group Member to any Minority JVs.
"Restricted Transferee" means:
(a)any person or entity (other than a Group Member) principally engaged in a business that is in commercial competition with the Core Business;
(b)any person(s) or entity(ies) which the Company determines (acting reasonably) is:
(i)an Activist Shareholder;
(ii)connected with an Activist Shareholder; or
(iii)acting in concert with other persons or entities in an attempt to trigger a Change of Control, provided that the Company shall provide a written statement to the Agent (with reasonable particulars) setting out the basis upon which the Company forms such a view in respect of such person(s) and/or entity(ies); or
(c)each Affiliate of any person or entity referred to in paragraph (a) or (b) above, which Affiliate is engaged in such business,

provided that for the avoidance of doubt "Restricted Transferees" shall not include any person solely by virtue of that person (or an Affiliate of that person) providing banking, financial, merger and acquisition, investment, advisory, cash management, treasury and accounting services, and other services normally carried out by banks or financial institutions, including providing such services to enterprises falling within (a), (b) or (c) above.
"Rollover Loan" means one or more Facility B1 Loans:
(a)made or to be made on the same day that a maturing Facility B1 Loan is due to be repaid;
(b)the aggregate amount of which is equal to or less than the amount of the maturing Facility B1 Loan;
(c)in the same currency as the maturing Facility B1 Loan; and
(d)made or to be made to the Company for the purpose of refinancing that maturing Facility B1 Loan.
"Royalty Receivables" means:
(a)any receivables in the form of royalty payments to which any Group Member is entitled under any contractual arrangements binding on that Group Member pursuant to or in connection with any collaboration agreement, licence agreement and/or any other royalty payment agreement which is the subject of any Grandfathered Contract; and/or
(b)any receivables in the form of royalty payments to which any Group Member is entitled under any contractual arrangements binding on that Group Member, pursuant to which that Group Member (i) grants rights to use certain of its Intellectual Property and the royalty payments are contingent on the performance or usage of that Intellectual Property and/or (ii) is entitled to any royalty payments in consideration for any Group Member's financial support or development of a third party product.
"Royalty Receivables Sale" means a sale of Royalty Receivables by any Group Member (including, without limitation, whether before or after the date hereof, any sales of Royalty Receivables related to any collaboration agreement, licence agreement and/or any other royalty payment agreement which is the subject of any Grandfathered Contract) on a "true sale" basis, provided that:
(a)(subject to paragraph (b) below) such sale and/or the transactions related thereto may be classified as and/or deemed to be, from time to time, a debt or liability under Section 470-10-25-2 of the Accounting Standard Codification maintained by the Financial Accounting Standards Board; and
(b)(if such sale and/or the transactions related thereto are so classified as or deemed to be a debt or liability) neither paragraph (a) nor paragraph (c) as described under Section 470-10-25-2 of the Accounting Standard Codification may directly cause such classification and/or characterisation.
"Royalty Receivables Sale Consideration" means, in relation to a Royalty Receivables Sale by any Group Member, any cash or non-cash consideration received or receivable by that Group Member.
"Sanctioned Country" has the meaning given to that term in Clause 20.23 (Sanctions).

"Sanctions" has the meaning given to that term in Clause 20.23 (Sanctions).
"Secured Obligations" has the meaning given to that term in the Intercreditor Agreement.
"Secured Party" means a Finance Party, a Receiver or any Delegate.
"Security" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect, including any "security interest" as defined in sections 12(1) or (2) of the PPSA.
"Security Agent's Spot Rate of Exchange" means:
(a)the Security Agent's spot rate of exchange; or
(b)(if the Security Agent does not have an available spot rate of exchange) any publicly available spot rate of exchange selected by the Security Agent (acting reasonably), for the purchase of the relevant currency with US dollars in the Hong Kong foreign exchange market at or about 11 a.m. Hong Kong time on a particular day.
"Security Asset" means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.
"Security Property" means
(a)the Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Secured Parties and all proceeds of that Transaction Security;
(b)all obligations expressed to be undertaken by a Transaction Obligor to pay amounts in respect of the Secured Obligations to the Security Agent as trustee for the Secured Parties and secured by the Transaction Security, together with all representations and warranties expressed to be given by a Transaction Obligor in favour of the Security Agent as trustee for the Secured Parties; and
(c)any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Finance Documents to hold as trustee on trust for the Secured Parties.
"Selection Notice" means a notice substantially in the form set out in Part II of Schedule 3 (Requests) given in accordance with Clause 11 (Interest Periods) in relation to a Term Facility.
"Share Redemption" has the meaning given to that term in Clause 23.17 (Dividends and share redemption).
"Share Redemption Basket" means the aggregate of:
(a)US$350,000,000 (or its equivalent in any other currency);
(b)50 per cent. of the Cashflow received by the Group on a cumulative basis during each of the following periods:

(i)the first three Financial Quarters of the financial year ending 31 December 2025, as certified by the chief financial officer of the Company in the certificate listed in paragraph 1(k) of Part I of Schedule 2 (Conditions Precedent) and delivered to the Agent under Clause 4.1 (Initial conditions precedent), based on the unaudited quarterly financial statements of the Group for each of such Financial Quarters;
(ii)the last Financial Quarter of the financial year ending 31 December 2025,as certified by the chief financial officer (as a duly authorised officer) or a director of the Company or any other authorised officer of the Company in a Compliance Certificate relating to the Group's annual consolidated financial statements for that financial year delivered to the Agent under this Agreement, provided that Cashflow in respect of such Financial Quarter may be positive or negative and if it were negative, the amount of Cashflow under this paragraph (b) will be reduced by the corresponding amount prior to the calculation of the 50 per cent. of the relevant Cashflow; and
(iii)each subsequent financial year, as certified by the chief financial officer (as a duly authorised officer) or a director of the Company or any other authorised officer of the Company in a Compliance Certificate relating to the Group's annual consolidated financial statements for that financial year delivered to the Agent under this Agreement, provided that, in this case of this paragraph (iii), if Cashflow in respect of a financial year is less than zero, Cashflow in respect of that financial year shall be deemed to be zero; and
(c)(if and to the extent not taken into account in paragraph (b) above):
(i)50 per cent. of the net proceeds (if any) received by the Group through the monetisation of Pipeline Assets on a cumulative basis, commencing with the first three Financial Quarters of the financial year ending 31 December 2025 and including each Financial Quarter thereafter; and
(ii)50 per cent. of any Permitted Royalty Proceeds received by any Group Member on a cumulative basis pursuant to (A) any Grandfathered Contract (whether received or entered into before or after the date of this Agreement) and/or (B) any other arrangement since the date of this Agreement, in each case, as certified by the chief financial officer (as a duly authorised officer) or a director of the Company or any other authorised officer of the Company in a Compliance Certificate relating to the Group's then most recent quarterly or annual consolidated financial statements delivered to the Agent under this Agreement or in the certificate listed in paragraph 1(k) of Part I of Schedule 2 (Conditions Precedent) and delivered to the Agent under Clause 4.1 (Initial conditions precedent).
"Specified Time" means a day or time determined in accordance with Schedule 10 (Timetable).

"Subsidiary" means, in relation to any company or corporation, a company or corporation:
(a)which is controlled, directly or indirectly, by the first mentioned company or corporation;
(b)more than half the issued equity share capital of which is beneficially owned, directly or indirectly, by the first mentioned company or corporation (to the extent that company or corporation is consolidated in the consolidated financial statements of the first mentioned company or corporation); or
(c)which is a Subsidiary of another Subsidiary of the first mentioned company or corporation, and, for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.
"Swap Obligation" means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.
"Swiss 10 Non-Bank Rule" means the rule that the aggregate number of Lenders under this Agreement which are not Swiss Qualifying Banks must not at any time exceed 10, all in accordance with the Swiss Guidelines.
"Swiss 20 Non-Bank Rule" means the rule that the aggregate number of creditors (other than Swiss Qualifying Banks) of any Swiss Obligor under all outstanding debts relevant for classification as debenture (Kassenobligation) (including under the Finance Documents) must not at any time exceed 20, all in accordance with the Swiss Guidelines.
"Swiss GAAP FER" means the Swiss Generally Accepted Accounting Principles for Accounting and Reporting Recommendations issued by the Foundation for Accounting and Reporting Recommendations.
"Swiss Guidelines" means:
(a)circular (Kreisschreiben) no. 15 of October 3, 2017 (1-015-DVS-2017-d) in relation to bonds and derivative financial instruments subject to direct federal taxes, withholding taxes and stamp taxes (Obligationen und derivative Finanz-instrumente als Gegenstand der direkten Bundessteuer, der Verrechnungssteuer sowie der Stempelabgaben);
(b)circular (Kreisschreiben) no. 34 of July 26, 2011 (1-034-V-2011-d) in relation to customer credit balances (Kundenguthaben);
(c)circular (Kreisschreiben) no. 46 of July 24, 2019 (1-046-VS-2019-d) in relation to the tax treatment of syndicated loans, promissory note loans, bills of exchange and sub-participations (Steuerliche Behandlung von Konsortialdarlehen, Schuldscheindarlehen, Wechseln und Unter-beteiligungen);
(d)circular (Kreisschreiben) no. 47 of July 25, 2019 (1-047-V-2019-d) in relation to bonds (Obligationen);

(e)guideline (Merkblatt) S-02.123 of September 22, 1986 in relation to withholding tax on interest payments on credit balances whose creditors are banks (intrabank loans) (Verrechnungs-steuer auf Zinsen von Bank-guthaben, deren Gläubiger Banken sind – Interbankguthaben);
(f)guideline (Merkblatt) S-02.130.1 of April, 1999 in relation to money market instruments and book claims (Geldmarktpapiere und Buchforderungen inländischer Schuldner);
(g)Guideline S-02.122.1 of April 1999 in relation to bonds (Merkblatt "Obligationen" vom April 1999);
(h)Guideline S-02.128 of January 2000 in relation to syndicated credit facilities (Merkblat "Steuerliche Behandlung von Konsortialdarlehen, Schuldscheindarlehen, Wechseln und Unterbeteiligungen" vom Januar 2000); and
(i)communication (Mitteilung) 010-DVS-2019-d of February 5, 2019 in relation to the withholding tax on intragroup credit balances (Verrechnungssteuer: Gut-haben im Konzern),
(j)in each case, as issued, amended or replaced from time to time, by the Swiss Federal Tax Administration or as substituted, superseded or overruled by any law, statute, ordinance, circular, guideline, court decision, regulation or the like as in force from time to time.
"Swiss Non-Bank Rules" means, collectively, the Swiss 10 Non-Bank Rule and the Swiss 20 Non-Bank Rule.
"Swiss Obligor" means an Obligor incorporated, established or registered under the laws of Switzerland or otherwise considered to be tax resident in Switzerland for Swiss Withholding Tax purposes.
"Swiss Qualifying Bank" means:
(a)any bank as defined in the Swiss Federal Act on Banks and Savings Banks (Bundesgesetz über die Banken und Sparkassen) of November 8, 1934, as amended from time to time; or
(b)any person or entity which effectively conducts banking activities with its own infrastructure and staff as its principal purpose and which has a banking license in full force and effect issued in accordance with the banking laws in force in its jurisdiction of incorporation, or if acting through a branch, issued in accordance with the banking laws in the jurisdiction of such branch, all in accordance with the Swiss Guidelines.
"Swiss Withholding Tax" means any Taxes levied pursuant to the Swiss Federal Act on Withholding Tax (Bundesgesetz über die Verrechnungssteuer) of 13 October 1965, as amended from time to time.
"Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).
"Tax Deduction" has the meaning given to that term in Clause 14.1 (Tax definitions).
"Term Facility" means Facility A or Facility B2.

"Term Loan" means a Facility A Loan or a Facility B2 Loan.
"Term SOFR" means the term SOFR reference rate administered by CME Group Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant period published (before any correction, recalculation or republication by the administrator) by CME Group Benchmark Administration Limited (or any other person which takes over the publication of that rate).
"Test Date" has the meaning given to that term in Clause 22.1 (Financial definitions).
"Third Parties Legislation" means the Contracts (Rights of Third Parties) Act 1999.
"Tislelizumab" means the anti-PD-1 monoclonal antibody, commercialised in some markets as TEVIMBRA®.
"Total Commitments" means at any time the aggregate of the Total Facility A Commitments, the Total Facility B1 Commitments and the Total Facility B2 Commitments (being the equivalent of US$1,000,000,000) as at the date of this Agreement).
"Total Facility A Commitments" means the aggregate of the Facility A Commitments (being RMB2,150,000,000 as at the date of this Agreement).
"Total Facility B1 Commitments" means the aggregate of the Facility B1 Commitments (being US$140,000,000 at the date of this Agreement).
"Total Facility B2 Commitments" means the aggregate of the Facility B2 Commitments (being US$560,000,000 at the date of this Agreement).
"Transaction Obligors" means:
(a)the Company;
(b)each Guarantor; and
(c)(if not already falling within paragraph (a) or (b) above) each Group Member or any direct or indirect shareholder of the Company (or any Affiliate of any direct or indirect shareholder of the Company) that is a party to a Finance Document, for so long as such person is a party to that Finance Document.
"Transaction Security" means the Security created or evidenced or expressed to be created or evidenced under the Transaction Security Documents.
"Transaction Security Document" means:
(a)each of the documents listed as being a Transaction Security Document in paragraph 4(b) of Part I of Schedule 2 (Conditions Precedent);
(b)any other document evidencing or creating or expressed to evidence or create Security over any asset to secure any obligation of any Transaction Obligor to a Secured Party under the Finance Documents; or
(c)any other document designated as such by the Security Agent and the Company.

"Transfer Certificate" means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Company.
"Transfer Date" means, in relation to an assignment or a transfer, the later of:
(a)the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and
(b)the date on which the Agent executes the relevant Assignment Agreement or Transfer Certificate.
"Treasury Transaction" means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price.
"Unfunded Pension Liability" means the excess of an Employee Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that plan's assets, determined in accordance with the assumptions used for funding the Employee Plan pursuant to Section 412 of the Code for the applicable plan year.
"Unpaid Sum" means any sum due and payable but unpaid by a Transaction Obligor under the Finance Documents.
"US" and "United States" means the United States of America, its territories, possessions and other areas subject to the jurisdiction of the United States of America.
"US Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. 101 et seq., entitled "Bankruptcy".
"US Debtor Relief Laws" means the US Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganisation, judicial management or similar debtor relief laws of the United States from time to time in effect and affecting the rights of creditors generally.
"US GAAP" means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.
"US Government Securities Business Day" means any day other than:
(a)a Saturday or a Sunday; and
(b)a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US Government securities.
"US Person" means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States.

"US Tax Obligor" means:
(a)the Company, if it is resident for tax purposes in the US; or
(b)a Transaction Obligor some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes.
"USA Patriot Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.
"Utilisation" means a utilisation of a Facility.
"Utilisation Date" means the date of a Utilisation, being the date on which the relevant Loan is to be made.
"Utilisation Request" means a notice substantially in the form set out in Part I of Schedule 3 (Requests).
"Zanubrutinib" means the Bruton's tyrosine kinase inhibitor commercialised as BRUKINSA®.
1.2Construction
(a)Unless a contrary indication appears, any reference in this Agreement to:
(i)any "Administrative Party", the "Agent", the "OMLAB", any "MLAB", any "MLA", any "Lead Arranger", the "Arranger", any "Finance Party", any "Lender", any "Transaction Obligor", any "Party", any "Secured Party", the "Security Agent" or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents and in the case of the Security Agent, any person for the time being appointed as Security Agent or Security Agents in accordance with the Finance Documents;
(ii)a document in "agreed form" is a document which is previously agreed in writing by or on behalf of the Company and the Agent or, if not so agreed, is in the form specified by the Agent;
(iii)"assets" includes present and future properties, revenues and rights of every description;
(iv)a "Finance Document" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended or restated;
(v)a "group of Lenders" or a "group of Finance Parties" includes all the Lenders or, as the case may be, all the Finance Parties;
(vi)"including" shall be construed as "including without limitation" (and cognate expressions shall be construed similarly);
(vii)"indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(viii)a Lender's "participation" in a Loan or Unpaid Sum includes an amount (in the currency of such Loan or Unpaid Sum) representing the fraction or portion (attributable to such Lender by virtue of the provisions of this Agreement) of the total amount of such Loan or Unpaid Sum and the Lender's rights under this Agreement in respect thereof;
(ix)a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);
(x)a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;
(xi)a Lender's "cost of funds" in relation to its participation in a Loan is a reference to the average cost (determined either on an actual or a notional basis) which that Lender would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount of that participation in that Loan for a period equal in length to the Interest Period of that Loan and to the Agent's "cost of funds" is a reference to the average cost (determined either on an actual or notional basis) which the Agent would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount referred to in paragraph (b) of Clause 29.4 (Clawback and pre-funding);
(xii)a Central Bank Rate shall include any successor rate to, or replacement rate for, that rate;
(xiii)a provision of law is a reference to that provision as amended or re-enacted from time to time; and
(xiv)a time of day is a reference to Hong Kong time.
(b)The determination of the extent to which a rate is "for a period equal in length" to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.
(c)Section, Clause and Schedule headings are for ease of reference only.
(d)Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.
(e)A Default (including an Event of Default) is "continuing" if it has not been remedied or waived.

(f)Where this Agreement specifies an amount in a given currency (the "specified currency") "or its equivalent", the "equivalent" is a reference to the amount of any other currency which, when converted into the specified currency utilising the Agent's spot rate of exchange (or, if the Agent does not have an available spot rate of exchange, any publicly available spot rate of exchange selected by the Agent (acting reasonably)) for the purchase of the specified currency with that other currency at or about 11 a.m. on the relevant date, is equal to the relevant amount in the specified currency.
(g)For all purposes of the Finance Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction's laws):
(i)if any asset, right, obligation or liability of any person becomes the asset, right, obligation or liability of a different person, then it shall be deemed to have been transferred from the original person to the subsequent person; and
(ii)if any new person comes into existence, such new person shall be deemed to have been organized on the first date of its existence by the holders of its shares at such time.
(h)Any reference to "PRC" in this Agreement does not include the following jurisdictions of the People's Republic of China: the Hong Kong Special Administrative Region, the Macau Special Administrative Region and the Taiwan region.
1.3Currency symbols and definitions
(a)"US$" and "US dollars" denote the lawful currency of the US.
(b)"RMB" and "Renminbi" denote the lawful currency of the PRC.
1.4Third party rights
(a)Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Legislation to enforce or to enjoy the benefit of any term of this Agreement.
(b)Subject to Clause 35.4 (Other exceptions) but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.
(c)Any Receiver, Delegate or any person described in Clause 27.10 (Exclusion of liability), may, subject to this Clause 1.4 and the Third Parties Legislation, rely on any Clause of this Agreement which expressly confers rights on it.
1.5Swiss terms
In this Agreement and the other Finance Documents, where it relates to any Swiss Obligor and/or the context so requires, unless a contrary indication appears, a reference to:
(a)"constitutional documents" means an up-to-date certified extract from the commercial register (Handelsregister) and an up-to-date and certified copy of the articles of association (Statuten);

(b)a "liquidator", "trustee", "administrative receiver", "receiver" or "administrator" or similar officer includes any of (i) "Sachwalter" appointed in accordance with the Swiss Code of Obligations (Schweizerisches Obligationenrecht) of 30 March 1911 ("CO"), (ii) "Liquidator" appointed in accordance with the provisions of the CO, and (iii) "Konkursamt" or "Konkursverwaltung", any "Liquidator" or "Sachwalter" or any of their officials or employees or other officers appointed in accordance with the Swiss Debt Collection and Bankruptcy Act (Bundesgesetz über Schuldbetreibung und Konkurs) of 11 April 1889 ("DEBA");
(c)a "winding-up", "administration", "liquidation", "insolvency" or "dissolution" includes bankruptcy (Konkurs / Konkurseröffnung), liquidation (Liquidation), composition with creditors (Nachlassvertrag) or moratorium ((Gesuch um) provisorische or definitive Nachlassstundung/Stundung/Notstundung);
(d)a person being (or being presumed or deemed to be) "unable to pay its debts" includes that person being in a state of inability to make payments (zahlungsunfähig) (but excludes, for the avoidance of doubt, the state of threatened inability to pay its debts (drohende Zahlungsunfähigkeit) within the meaning of article 725 CO) and "overindebted" includes that person being overindebted (überschuldet) within the meaning of article 725b CO if the relevant board of directors is obliged to notify the competent bankruptcy court; and
(e)a "director" includes, in relation to a company limited by shares (Aktiengesellschaft), a member of the board of directors (Verwaltungsrat) and, in relation to a limited liability company (Gesellschaft mit beschränkter Haftung), a managing director (Geschäftsführer).
1.6Australian Banking Code of Practice
The Parties agree that the Australian Banking Code of Practice does not apply to the Finance Documents and the transactions under them.

SECTION 2
THE FACILITIES
2.THE FACILITIES
2.1The Facilities
Subject to the terms of this Agreement, the Lenders make available to the Company:
(a)a Renminbi term loan facility in an aggregate amount equal to the Total Facility A Commitments;
(b)a US dollar revolving loan facility in an aggregate amount equal to the Total Facility B1 Commitments; and
(c)a US dollar term loan facility in an aggregate amount equal to the Total Facility B2 Commitments.
2.2Accordion Option
(a)At any time no later than the earlier of (i) the date falling 60 days after the date of this Agreement and (ii) the first Utilisation Date, the Company (following consultation with the Global Coordinator) may request that the Commitments relating to Facility B1 and Facility B2 be increased (and the Commitments relating to Facility B1 and Facility B2 shall be so increased) as described in, and in accordance with, this Clause 2.2.
(b)The increase in the Commitments referred to in paragraph (a) above is subject to the following conditions:
(i)the increased Commitments will be assumed by one or more other banks or financial institutions (each an "Accordion Lender") selected by the Company (each of which shall not be a Group Member) and each of which confirms its willingness to assume and does assume all the obligations of a Lender corresponding to that part of the increased Commitments which it is to assume, as if it had been an Original Lender;
(ii)the Agent shall receive the Accordion Increase Confirmation (executed by the Company and each proposed Accordion Lender) no later than 10 Business Days before the Accordion Increase Date;
(iii)the aggregate of the Total Facility B1 Commitments and the Total Facility B2 Commitments, after any increase in the Commitments of Facility B1 and Facility B2, will not exceed US$700,000,000;
(iv)the ratio of the Total Facility B1 Commitments to the Total Facility B2 Commitments, after any increase in the Commitments of Facility B1 and Facility B2, shall be and remain as 1:4;
(v)the Agent has performed all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assumption of the additional Commitments by each Accordion Lender;
(vi)the Accordion Lender enters into the documentation required for it to accede as a party to the Intercreditor Agreement;

(vii)the Agent has executed a duly completed Accordion Increase Confirmation from the Company and each Accordion Lender, provided that the Agent shall only be obliged to execute an Accordion Increase Confirmation once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assumption of the increased Commitments by each Accordion Lender specified in that Accordion Increase Confirmation;
(viii)the Agent (acting on the instructions of the Majority Lenders) has received evidence in form and substance satisfactory to it that the Company has obtained a copy of the NDRC Registration Certificate which authorises its borrowing of Loans up to the Total Commitments (taking into account the effect of the increase in Commitments as contemplated by the Accordion Increase Confirmation); and
(ix)the Accordion Increase Date occurs on or before the earlier of:
(A)the first Utilisation Date; and
(B)the date falling 60 days from the date of this Agreement,
(or such later date as may be agreed to by the Agent (acing on the instructions of the Majority Lenders), the "Accordion Longstop Date").
(c)The increase in the Commitments relating to Facility B1 and Facility B2 and the assumption of the additional Commitments by the Accordion Lenders will take effect on the later of (i) the date specified by the Company in the Accordion Increase Confirmation and (ii) the date on which all of the conditions described in paragraph (b) above are satisfied (the "Accordion Increase Date").
(d)On and from the Accordion Increase Date:
(i)the Commitments relating to each of Facility B1 and Facility B2 will be increased by the Accordion Increase Amount applicable to that Facility; and
(ii)each Accordion Lender will assume all the obligations of a Lender in respect of the additional Commitments specified in the Accordion Increase Confirmation of that Accordion Lender;
(iii)each of the Obligors and each Accordion Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the Accordion Lender would have assumed and/or acquired had the Accordion Lender been an Original Lender;
(iv)each Accordion Lender shall become a Party as a "Lender" and any such Accordion Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Accordion Lender and those Finance Parties would have assumed and/or acquired had the Accordion Lender been an Original Lender; and
(v)the Commitments of the other Lenders shall continue in full force and effect.

(e)Each Accordion Lender, by executing the Accordion Increase Confirmation, confirms (for the avoidance of doubt) that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as it would have been had it been an Original Lender.
(f)The Company shall:
(i)pay to each Accordion Lender (for its own account) a fee in the amount and at the times agreed between the Company and that Accordion Lender in a Fee Letter; and
(ii)pay to the Agent (for its own account) an accordion fee in the amount and at the times agreed in a Fee Letter.
(g)Neither the Agent nor any Lender shall have any obligation to find an Accordion Lender and in no event shall any Lender be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents.
(h)Clause 25.4 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this Clause 2.2 in relation to an Accordion Lender as if references in that Clause to:
(i)an "Existing Lender" were references to all Lenders immediately prior to the relevant increase;
(ii)the "New Lender" were references to that "Accordion Lender"; and
(iii)a "re-transfer" and "re-assignment" were references to respectively a "transfer" and "assignment".
2.3Finance Parties' rights and obligations
(a)The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.
(b)The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by an Obligor which relates to a Finance Party's participation in a Facility or its role under a Finance Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by that Obligor.
(c)A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.

2.4Obligors' Agent
(a)Each Obligor (other than the Company) by its execution of this Agreement or an Accession Deed irrevocably appoints the Company to act on its behalf as its agent in relation to the Finance Documents, with express authority to represent various parties in the same matter (Doppel-/Mehrfachvertretung) and with express release from the restrictions regarding self-dealing (Selbstkontrahieren) and/or similar restrictions under any applicable law, and irrevocably authorises:
(i)the Company on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions, to execute on its behalf any Accession Deed, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect that Obligor, without further reference to or the consent of that Obligor; and
(ii)each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Company, and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.
(b)Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors' Agent or given to the Obligors' Agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors' Agent and any other Obligor, those of the Obligors' Agent shall prevail.
3.PURPOSE
3.1Purpose
(a)Subject to paragraph (b) below, the Company shall apply:
(i)all amounts borrowed by it under Facility A for general corporate purposes, including:
(A)financing the general working capital requirements of the Group;
(B)refinancing the Existing Offshore Financial Indebtedness of the Group; and
(C)the payment of any fees and expenses in relation to the Facilities; and

(ii)all amounts borrowed by it under Facility B1 and Facility B2 for general corporate purposes, including:
(A)financing the general working capital requirements of the Group;
(B)refinancing the Existing Offshore Financial Indebtedness of the Group;
(C)the payment of any fees and expenses in relation to the Facilities; and
(D)(if and to the extent not prohibited by applicable laws and regulations) reimbursing any payment made by any Group Member for the purposes of paragraphs (A), (B) and/or (C) above.
(b)The Company may only apply amounts borrowed under Facility A towards funding any activities outside of the PRC in connection with the Company's day-to-day business, provided that the Company shall not apply amounts borrowed under Facility A towards:
(i)refinancing or repaying a loan facility or other debt under any NBWD Arrangement, securities investment, making payment without underlying trade transaction or other forms of arbitrage transactions for speculation purpose, or repatriating any amount into the PRC by way of lending or equity investment or other methods which, in each case, is expressly prohibited by PBOC Notice 27; and
(ii)any purposes which are prohibited by the Measures for the Administration of Working Capital Loans (including, without limitation, paying dividends to shareholders, financial assets investment, fixed assets or equity investment, using for fields or purposes where production or business operation has been prohibited by any Governmental Agency of the PRC).
3.2Monitoring
No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement (including, without limitation, whether or not (and if so, the extent to which) the Company complies with Clause 3.1 (Purpose)).
4.CONDITIONS OF UTILISATION
4.1Initial conditions precedent
(a)The Company may not deliver a Utilisation Request unless the Agent has received:
(i)all of the documents and other evidence listed in Part I of Schedule 2 (Conditions Precedent); and
(ii)(if that Utilisation Request relates to a Utilisation of Facility B1 and/or Facility B2 only) a copy of the NDRC Registration Certificate,

in each case, in form and substance satisfactory to the Agent (acting on the instructions of the Majority Lenders). The Agent shall notify the Company and the Lenders promptly upon being so satisfied.
(b)Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.
4.2Further conditions precedent
The Lenders will only be obliged to comply with Clause 5.4 (Lenders' participation) if:
(a)on the date of the Utilisation Request and on the proposed Utilisation Date:
(i)in the case of a Rollover Loan, no Event of Default is continuing or would result from the proposed Loan and, in the case of any other Loan, no Default is continuing or would result from the proposed Loan; and
(ii)the Repeating Representations to be made by each Transaction Obligor are true in all material respects; and
(b)(in relation to a proposed Utilisation of Facility A only):
(i)each Relevant Facility A Lender has informed the Agent of its acceptance of the Facility A Utilisation Documents in relation to the proposed Facility A Utilisation (or is otherwise deemed to have accepted the same) pursuant to paragraph (c) of Clause 5.2 (Completion of a Utilisation Request); and
(ii)on the proposed Utilisation Date, none of the events or circumstances expressly described in Article 33 of the Measures for the Administration of Working Capital Loans has occurred and is subsisting,
(c)provided that the Agent shall not be bound to monitor or verify the satisfaction of any condition precedent under this Clause 4.2.
4.3Maximum number of Loans
(a)The Company may not deliver a Utilisation Request if, as a result of the proposed Utilisation, more than 10 Loans would be outstanding.
(b)The Company may not request that a Term Loan be divided if, as a result of the proposed division:
(i)more than two Term Loans would be outstanding under a particular Facility; or
(ii)the requirement under paragraph (a) above will not be complied with.
(c)The Company may not request that a Facility B1 Loan be divided.

SECTION 3
UTILISATION
5.UTILISATION
5.1Delivery of a Utilisation Request
The Company may utilise a Facility by delivery to the Agent of a duly completed Utilisation Request not later than the Specified Time.
5.2Completion of a Utilisation Request
(a)Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:
(i)it identifies the Facility to be utilised;
(ii)the proposed Utilisation Date is a Business Day within the Availability Period applicable to that Facility;
(iii)the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount);
(iv)the proposed first Interest Period complies with Clause 11 (Interest Periods); and
(v)(if the proposed Utilisation is a proposed Facility A Loan) it complies with all the requirements set out in paragraph (b) below.
(b)Each Utilisation Request in respect of a proposed Facility A Loan (which shall be disbursed by way of Consigned Disbursement) shall not be regarded as having been duly completed unless:
(i)it specifies that the proceeds of the proposed Facility A Loan are to be credited to the Loan Disbursement Account;
(ii)it contains wiring and transfer instructions to the Agent to apply the proceeds of the proposed Facility A Loan from the Loan Disbursement Account to the relevant transactional counterparty(ies) by way of Consigned Disbursement, provided that such instructions shall contain the relevant payee's information and shall specify the amount and currency of the relevant payment; and
(iii)it is accompanied by copies of the relevant business contracts or other relevant supporting evidence.
(c)In relation to each Utilisation Request in relation to a proposed Facility A Loan (together with all supporting documents required to accompany such Utilisation Request under paragraph (b) of Clause 5.2 (Completion of a Utilisation Request), collectively, the "Facility A Utilisation Documents")):
(i)the Agent shall, as soon as reasonably practicable after its receipt thereof, deliver copies of the Facility A Utilisation Documents to each of the Lenders which will have a participation in the proposed Facility A Loan (the "Relevant Facility A Lenders"); and

(ii)each Relevant Facility A Lender shall, within two Business Days following its receipt thereof from the Agent, inform the Agent if it accepts those Facility A Utilisation Documents in relation to the proposed Facility A Loan are in form and substance satisfactory to it, provided that each Lender irrevocably agrees and acknowledges that:
(A)any Relevant Facility A Lender which does not inform the Agent of its acceptance of (or objection to) the Facility A Utilisation Documents in relation to a proposed Facility A Loan by the time specified in paragraph (ii) above shall be deemed to have accepted such Facility A Utilisation Documents; and
(B)each Relevant Facility A Lender which accepts (or is deemed to have accepted) the Facility A Utilisation Documents in relation to a proposed Facility A Loan shall be deemed to:
(1)have approved the wiring and transfer instructions given by the Company to the Agent under the Utilisation Request for that proposed Facility A Loan; and
(2)have irrevocably authorised the Agent to act on such wiring and transfer instructions.
(d)Only one Loan may be requested in each Utilisation Request.
5.3Currency and amount
(a)The currency specified in a Utilisation Request must be:
(i)(in relation to a Utilisation of Facility A), Renminbi; or
(ii)(in relation to a Utilisation of Facility B1 or Facility B2), US dollars.
(b)The amount of the proposed Loan must be:
(i)(in the case of a proposed Facility A Loan) a minimum of RMB10,000,000 and an integral multiple of RMB1,000,000; or
(ii)(in the case of a proposed Facility B1 Loan or a proposed Facility B2 Loan) a minimum of US$10,000,000 and an integral multiple of US$1,000,000, or, in each case, (if less) the applicable Available Facility.
5.4Lenders' participation
(a)If the conditions set out in Clause 4 (Conditions of Utilisation) and Clauses 5.1 (Delivery of a Utilisation Request) to 5.3 (Currency and amount) have been met, and subject to Clause 7.3 (Repayment of Facility B1 Loans), each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office.
(b)The amount of each Lender's participation in each Loan under a Facility will be equal to the proportion borne by its Available Commitment under that Facility to the Available Facility in respect of that Facility immediately prior to making that Loan.

(c)The Agent shall notify each Lender of the amount and the currency of each Loan, the amount of its participation in that Loan and, in the case of a Facility B1 Loan and if different, the amount of that participation to be made available in accordance with Clause 29.1 (Payments to the Agent), in each case by the Specified Time.
5.5Limitations on Utilisations
Facility B1 shall not be utilised unless each of Facility A and Facility B2 has been utilised.
5.6Cancellation of Available Facility
(a)The Facility A Commitments which, at that time, are unutilised shall be immediately cancelled at 5 p.m. on the last day of the Availability Period for Facility A.
(b)The Facility B1 Commitments which, at that time, are unutilised shall be immediately cancelled at 5 p.m. on the last day of the Availability Period for Facility B1.
(c)The Facility B2 Commitments which, at that time, are unutilised shall be immediately cancelled at 5 p.m. on the last day of the Availability Period for Facility B2.
5.7Facility A Loans
(a)The Company shall ensure that the proceeds of a Facility A Loan shall be applied by way of Consigned Disbursement so that upon the proceeds thereof being credited to the Loan Disbursement Account by the Agent, the Agent shall be authorised to promptly thereafter remit an amount equal to the proceeds of that Facility A Loan from the Loan Disbursement Account to the account of the payee(s) in accordance with the wiring and transfer instructions set out in the Utilisation Request of that Facility A Loan.
(b)Notwithstanding anything to the contrary in this Agreement:
(i)If any payment that has been made through a Consigned Disbursement from the Loan Disbursement Account is not successfully made to the account of the intended payee(s) owing to the existence of any incomplete or incorrect specification of the wiring and transfer instructions given by the Company or any other technical reason and is being returned to the Loan Disbursement Account, the Agent shall have the right to hold the returned amount in the Loan Disbursement Account, until complete and correct wiring and transfer instructions are provided by the Company to the Agent or such technical reason has been resolved.
(ii)No Finance Party shall be held responsible or liable for the payment of (A) any and all sums due under any underlying contracts by virtue of the fact that such sums are funded by the proceeds of the Facility A Loans (or part thereof) by way of Consigned Disbursement or (B) any costs incurred by any Obligor or any Group Member arising from any returned payment as described in paragraph (b)(i) above, unless caused by its gross negligence or wilful misconduct.

(iii)All proceeds of each Facility A Loan shall directly be paid into the Loan Disbursement Account only, as opposed to any other account of the Company opened with any Finance Party or any other financial institutions.
(c)If any event or circumstance described in Article 33 of the Measures for the Administration of Working Capital Loans occurs and is subsisting as at the proposed Utilisation Date in respect of a proposed Facility A Loan, without prejudice to paragraph (b) of Clause 4.2 (Further conditions precedent), the Agent may, and shall if so directed by all Lenders under Facility A, amend the mechanics of Consigned Disbursement with respect to Facility A Loans and/or refuse the withdrawal of any amounts from the Loan Disbursement Account.
5.8Loan Disbursement Account – miscellaneous
(a)The Loan Disbursement Account shall not be used for any other purposes other than as expressly contemplated by this Agreement.
(b)The Loan Disbursement Account shall be governed by the Agent's standard terms and conditions for cash accounts (the "Cash Terms") as notified to the Company from time to time and shall be interpreted accordingly. The Cash Terms shall apply to the Loan Disbursement Account as relevant and do not otherwise apply to the Agent's rights and obligations provided under this Agreement. In the event of any conflict between the terms of this Agreement and the Cash Terms in relation to the Agent's rights and obligations, this Agreement shall prevail.
(c)The Loan Disbursement Account may not be overdrawn.
6.INTENTIONALLY LEFT BLANK

SECTION 4
REPAYMENT, PREPAYMENT AND CANCELLATION
7.REPAYMENT
7.1[Reserved]
7.2Repayment of Facility A Loans
(a)The Company shall repay the aggregate Facility A Loans in instalments by repaying on each Facility A Repayment Date an amount which reduces the amount of the aggregate outstanding Facility A Loans by an amount equal to the relevant percentage of all the Facility A Loans borrowed by the Company as at the close of business in Hong Kong on the last day of the Availability Period in relation to Facility A as set out in the table below:

Facility A Repayment Date	Repayment Instalment
The first Facility A Repayment Date	4 per cent.
The second Facility A Repayment Date	4 per cent.
The third Facility A Repayment Date	4 per cent.
The fourth Facility A Repayment Date	4 per cent.
The Facility A Final Repayment Date	84 per cent.
(b)The Company may not reborrow any part of Facility A which is repaid.
7.3Repayment of Facility B1 Loans
(a)The Company shall repay each Facility B1 Loan on the last day of its Interest Period.
(b)Without prejudice to the Company's obligation under paragraph (a) above, if:
(i)one or more Facility B1 Loans are to be made available to the Company:
(A)on the same day that a maturing Facility B1 Loan is due to be repaid by the Company; and
(B)in whole or in part for the purpose of refinancing the maturing Facility B1 Loan; and
(ii)the proportion borne by each Lender's participation in the maturing Facility B1 Loan to the amount of that maturing Facility B1 Loan is the same as the proportion borne by that Lender's participation in the new Facility B1 Loans to the aggregate amount of those new Facility B1 Loans, the aggregate amount of the new Facility B1 Loans shall, unless the Company notifies the Agent to the contrary in the relevant Utilisation Request, be treated as if applied in or towards repayment of the maturing Facility B1 Loan so that:

(A)if the amount of the maturing Facility B1 Loan exceeds the aggregate amount of the new Facility B1 Loans:
(1)the Company will only be required to make a payment under Clause 29.1 (Payments to the Agent) in an amount in the relevant currency equal to that excess; and
(2)each Lender's participation in the new Facility B1 Loans shall be treated as having been made available and applied by the Company in or towards repayment of that Lender's participation in the maturing Facility B1 Loan and that Lender will not be required to make a payment under Clause 29.1 (Payments to the Agent) in respect of its participation in the new Facility B1 Loans; and
(B)if the amount of the maturing Facility B1 Loan is equal to or less than the aggregate amount of the new Facility B1 Loans:
(1)the Company will not be required to make a payment under Clause 29.1 (Payments to the Agent); and
(2)each Lender will be required to make a payment under Clause 29.1 (Payments to the Agent) in respect of its participation in the new Facility B1 Loans only to the extent that its participation in the new Facility B1 Loans exceeds that Lender's participation in the maturing Facility B1 Loan and the remainder of that Lender's participation in the new Facility B1 Loans shall be treated as having been made available and applied by the Company in or towards repayment of that Lender's participation in the maturing Facility B1 Loan.
(c)At any time when a Lender becomes a Defaulting Lender, the maturity date of each of the participations of that Lender in the Facility B1 Loans then outstanding will be automatically extended to the last day of the Availability Period applicable to Facility B1 and will be treated as separate Facility B1 Loans (the "Separate Loans") denominated in the currency in which the relevant participations are outstanding.
(d)If the Company makes a prepayment of a Facility B1 Loan pursuant to Clause 9.5 (Voluntary prepayment of Facility B1 Loans), the Company may prepay that Loan by giving not less than five Business Days' prior notice to the Agent. The proportion borne by the amount of the prepayment of the Separate Loan to the amount of the Separate Loans shall not exceed the proportion borne by the amount of the prepayment of the Facility B1 Loan to the Facility B1 Loans. The Agent will forward a copy of a prepayment notice received in accordance with this paragraph (d) to the Defaulting Lender concerned as soon as practicable on receipt.
(e)Interest in respect of a Separate Loan will accrue for successive Interest Periods selected by the Company by the time and date specified by the Agent (acting reasonably) and will be payable by the Company to the Agent (for the account of that Defaulting Lender) on the last day of each Interest Period of that Loan.

(f)The terms of this Agreement relating to Facility B1 Loans generally shall continue to apply to Separate Loans other than to the extent inconsistent with paragraphs (c) to (e) above, in which case those paragraphs shall prevail in respect of any Separate Loan.
7.4Repayment of Facility B2 Loans
(a)The Company shall repay the aggregate Facility B2 Loans in instalments by repaying on each Facility B2 Repayment Date an amount which reduces the amount of the aggregate outstanding Facility B2 Loans by an amount equal to the relevant percentage of all the Facility B2 Loans borrowed by the Company as at the close of business in Hong Kong on the last day of the Availability Period in relation to Facility B2 as set out in the table below:

Facility B2 Repayment Date	Repayment Instalment
The first Facility B2 Repayment Date	10 per cent.
The second Facility B2 Repayment Date	10 per cent.
The Facility B Final Repayment Date	80 per cent.
(b)The Company may not reborrow any part of Facility B2 which is repaid.
8.EXTENSION OF FACILITY B FINAL REPAYMENT DATE
8.1Extension Request
(a)The Company may, by giving a notice in writing (signed by an authorised signatory of the Company) to the Agent by no later than the date falling 60 days before the Original Facility B Final Repayment Date (or such later date as may be agreed to by the Agent (acting on the instructions of all Lenders whose Facility B1 Commitment or Facility B2 Commitment is greater than zero), request that the Facility B Final Repayment Date be extended from the Original Facility B Final Repayment Date to the Extended Facility B Final Repayment Date (such request in writing, an "Extension Request"). No Extension Request may be made under this paragraph (a) if a Default is then continuing.
(b)The Agent shall promptly notify all Facility B Lenders of any Extension Request received by it pursuant to paragraph (a) above.
(c)No more than one Extension Request may be submitted under paragraph (a) above.

8.2Lenders' discretion
(a)Each Facility B Lender shall, no later than the date falling 10 Business Days before the Original Facility B Final Repayment Date (the "Decision Deadline"), notify the Agent of its decision (which shall be in that Facility B Lender's sole discretion) as to whether or not it agrees to the proposed extension of the Facility B Final Repayment Date with respect to its Facility B1 Commitment and Facility B2 Commitment (or parts thereof and if in parts, on a pro rata basis as between its Facility B1 Commitment and its Facility B2 Commitment). Any Facility B Lender which fails to notify the Agent of its decision by the Decision Deadline shall be deemed to have refused the Extension Request in respect of all of its Facility B1 Commitment and Facility B2 Commitment.
(b)The Agent shall, as soon as reasonably practicable after the Decision Deadline, notify the Lenders and the Company:
(i)whether or not any Facility B Lender has agreed to the Extension Request; and
(ii)(if applicable) of the amount of the aggregate Extended Facility B1 Commitments and the amount of the aggregate Extended Facility B2 Commitments.
(c)For the purpose of this Agreement:
(i)"Extended Facility B1 Commitment" of a Lender means such part of its Facility B1 Commitment in respect of which it has agreed to the Extension Request;
(ii)"Extended Facility B2 Commitment" of a Lender means such part of its Facility B2 Commitment in respect of which it has agreed to the Extension Request;
(iii)"Non-Extended Facility B1 Commitment" of a Lender means such part of its Facility B1 Commitment in respect of which it has refused (or is deemed to have refused) the Extension Request; and
(iv)"Non-Extended Facility B2 Commitment" of a Lender means such part of its Facility B2 Commitment in respect of which it has refused (or is deemed to have refused) the Extension Request.
8.3Extension
If one or more than one Facility B Lender agrees to the Extension Request, the Facility B Final Repayment Date in respect of the Extended Facility B1 Commitment and the Extended Facility B2 Commitment of each Facility B Lender shall be extended from the Original Facility B Final Repayment Date to the Extended Facility B Final Repayment Date (the "Extension"), provided that the following conditions are satisfied on the Original Facility B Final Repayment Date:
(a)no Default is continuing; and
(b)the Agent is satisfied that the Company's payment obligation under Clause 13.5 (Extension fee) has been or will be fully complied with on the Original Facility B Final Repayment Date.

8.4Non-Extended Facility B1 Commitment
If the Extension occurs, on the Original Facility B Final Repayment Date:
(a)the Company shall repay each Facility B Lender's participation in all outstanding Facility B1 Loans in an aggregate amount equal to the lower of (A) that Facility B Lender's Non-Extended Facility B1 Commitment and (B) the aggregate of that Facility B Lender's participations in all outstanding Facility B1 Loans, on a pro rata basis as between all outstanding Facility B1 Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents in relation to such participation of that Facility B Lender subject of the repayment under this paragraph (a); and
(b)(following such repayment) each Facility B Lender's Facility B1 Commitment in such an amount equal to that Lender's Non-Extended Facility B1 Commitment shall be automatically cancelled.
8.5Non-Extended Facility B2 Commitment
If the Extension occurs, on the Original Facility B Final Repayment Date:
(a)the Company shall repay each Facility B Lender's participation in all outstanding Facility B2 Loans in an aggregate amount equal to that Facility B Lender's Non-Extended Facility B2 Commitment on a pro rata basis as between all outstanding Facility B2 Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents in relation to such participation of that Lender subject of the repayment under this paragraph (a); and
(b)(following such repayment) each Facility B Lender's Facility B2 Commitment in such an amount equal to that Facility B Lender's Non-Extended Facility B2 Commitment shall be automatically cancelled.
9.PREPAYMENT AND CANCELLATION
9.1Illegality
If, at any time, it is or will become unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan or it is or will become unlawful for any Affiliate of a Lender for that Lender to do so:
(a)that Lender shall promptly notify the Agent upon becoming aware of that event;
(b)upon the Agent notifying the Company, the Available Commitments of that Lender will be immediately cancelled; and
(c)to the extent that the Lender's participation has not been transferred pursuant to paragraph (d) of Clause 9.6 (Right of prepayment and cancellation in relation to a single Lender) or Clause 35.7 (Replacement of Non-Consenting Lender), the Company shall repay that Lender's participation in the Loans made to it on the last day of the Interest Period for each Loan occurring after the Agent has notified the Company or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender's corresponding Commitment(s) shall be immediately cancelled in the amount of the participations repaid.

9.2Change of Control
Upon the occurrence of a Change of Control:
(a)the Company shall promptly notify the Agent upon becoming aware of that Change of Control;
(b)a Lender shall not be obliged to fund a Utilisation (except for a Rollover Loan); and
(c)(irrespective of whether or not the Company complies with its obligation under paragraph (a) above) following the occurrence of a Change of Control, if a Lender so requires, the Agent shall, by not less than 10 Business Days' notice to the Company, cancel the Available Commitments of that Lender and declare the participation of that Lender in all outstanding Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents in relation to that Lender's participation immediately due and payable, whereupon each such Available Commitment will be immediately cancelled and any Commitment of that Lender shall immediately cease to be available for further utilisation and all such Loans, accrued interest and other amounts under the Finance Documents shall become immediately due and payable.
9.3Disposal and Insurance Proceeds
(a)For the purposes of this Agreement:
"Disposal" means a sale, lease, exclusive licence, transfer or other disposal by a Group Member of any asset, undertaking or business (including, for the avoidance of doubt, shares in any Group Member) (whether by a voluntary or involuntary single transaction or series of transactions).
"Disposal Proceeds" means the consideration receivable by any Group Member (including any amount receivable in repayment of intercompany debt) for any Disposal made by any Group Member except for Excluded Disposal Proceeds and after deducting:
(i)any reasonable expenses in connection with that Disposal which are incurred by any Group Member to persons who are not Group Members; and
(ii)any Tax incurred and required to be paid by the seller in connection with that Disposal (as reasonably determined by the seller, on the basis of existing rates and taking account of any available credit, deduction or allowance).
"Excluded Disposal Proceeds" means the proceeds of any Disposal:
(i)    which is made in favour of another Group Member;
(ii)    which is carried out in the ordinary course of operations of the relevant Group Member (including, but not limited to, inventory selling, factoring, monetisation, licencing, selling or other transfer of Pipeline Assets, the grant of licences and/or disposal of obsolete assets);

(iii)    which is carried out pursuant to any Permitted Royalty Receivables Sale (including, for the avoidance of doubt, any Permitted Royalty Proceeds); and/or
(iv)    which is carried out pursuant to any sale of royalties or royalty receivables in respect of Pipeline Assets.
"Excluded Insurance Proceeds" means any proceeds of an insurance claim which the Company notifies the Agent are, or are to be, applied:
(i)    to meet a third party claim (the subject of the relevant insurance claim);
(ii)    to cover operating losses in respect of which the relevant insurance claim was made; or
(iii)    in the replacement, reinstatement and/or repair of the assets or otherwise in amelioration of the loss in respect of which the relevant insurance claim was made, in each case as soon as possible (but in any event within 30 days, or such longer period as the Majority Lenders may agree) after receipt.
"Insurance Proceeds" means the proceeds of any insurance claim under any insurance maintained by any Group Member except for Excluded Insurance Proceeds and after deducting any reasonable expenses in relation to that claim which are incurred by any Group Member to persons who are not Group Members.
(b)Subject to paragraph (e) below, the Company shall, by no later than the date falling 10 Business Days of its receipt of Disposal Proceeds or Insurance Proceeds (or such later date as may be agreed to by the Agent (acting on the instructions of the Majority Lenders)), prepay Loans and cancel Available Commitments, in amounts equal to the following amounts and in the order of application contemplated by paragraphs (c) and (d) below:
(i)the amount equal to 50 per cent. of the Disposal Proceeds in respect of each Disposal; and
(ii)the amount equal to 100 per cent. of the Insurance Proceeds.
(c)A prepayment of Loans or cancellation of Available Commitments made under paragraph (b) above shall be applied in the following order:
(i)first, in prepayment of Term Loans as contemplated in paragraph (d) below;
(ii)secondly, in cancellation of Available Commitments under Facility B1 (and the Available Commitments of the Lenders under Facility B1 will be cancelled rateably); and
(iii)thirdly, in prepayment of the outstanding Facility B1 Loans on a pro rata basis and cancellation of the corresponding Facility B1 Commitments.

(d)A prepayment under paragraph (b) above shall prepay the Term Loans as follows:
(i)in amounts which reduce the Facility A Loans and the Facility B2 Loans by the same proportion; and
(ii)in reducing the relevant Repayment Instalment for each Repayment Date falling after the date of prepayment in inverse chronological order.
(e)No prepayment of an amount under paragraph (b) above shall be required where each of the following conditions is satisfied:
(i)no Default is continuing as at the time upon the Company's receipt of such amount;
(ii)within 15 Business Days of receipt of such amount, the Company has notified the Agent that it intends to reinvest such amount in the business of the Group (including, without limitation, to acquire assets useful in the business of the Group, for research and development or for commercialisation of any product) within 12 months of receipt of such amount (a "Reinvestment Period");
(iii)within 30 Business Days of receipt of such amount, the Company has delivered to the Agent a reinvestment plan (a "Reinvestment Plan"), in reasonable detail, for reinvestment of such amount into the business of the Group (including the purchase of assets to be used in the business of the Group) within the Reinvestment Period, provided that any such amount received by the Company in excess of the amount required to be reinvested into the business of the Group within the applicable Reinvestment Period pursuant to the Reinvestment Plan shall be applied towards prepayment in accordance with paragraph (b) above; and
(iv)the Company promptly and diligently implements the Reinvestment Plan in accordance with its terms, provided that if an Event of Default occurs and is continuing during a Reinvestment Period and at the time of the occurrence of such Event of Default (which is continuing), any part of the amount required to be reinvested into the business of the Group in accordance with the Reinvestment Plan has not been so applied (such amount, the "Non-Applied Amount"), an amount equal to the Non-Applied Amount shall be applied towards prepayment in accordance with paragraph (b) above.
(f)Where Excluded Disposal Proceeds and Excluded Insurance Proceeds include amounts which are intended to be used for a specific purpose within a specified period (as set out in the relevant definition of Excluded Disposal Proceeds or Excluded Insurance Proceeds), the Company shall ensure that those amounts are used for that purpose and shall, promptly upon written request by the Agent (acting on the instructions of the Majority Lenders, acting reasonably), deliver a certificate to the Agent at the time of such application and at the end of such period confirming the amount (if any) which has been so applied within the requisite time periods provided for in the relevant definition.

9.4Voluntary prepayment of Term Loans
(a)Subject to paragraphs (b) and (c) below, the Company may, if it gives the Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of any Term Loan (but, if in part, by minimum amount of (in the case of a prepayment of a Facility A Loan) RMB10,000,000 or (in the case of a prepayment of a Facility B2 Loan) US$10,000,000).
(b)A Term Loan may only be prepaid after the last day of the Availability Period for the applicable Facility (or, if earlier, the day on which the applicable Available Facility is zero).
(c)A Facility A Loan shall only be prepaid if either:
(i)all of the Facility A Loans are prepaid in full at the same time; or
(ii)all of the Facility A Loans are prepaid in amounts which reduce the Facility A Loans by the same proportion.
(d)Any prepayment of Loans under a Facility under this Clause 9.4 shall reduce the relevant Repayment Instalment in respect of that Facility for each Repayment Date falling after the date of prepayment in inverse chronological order.
9.5Voluntary prepayment of Facility B1 Loans
The Company may, if it gives the Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of a Facility B1 Loan (but if in part, in a minimum amount of US$10,000,000).
9.6Right of prepayment and cancellation in relation to a single Lender
(a)If:
(i)any sum payable to any Lender by an Obligor is required to be increased under Clause 10.5 (Swiss minimum interest) or paragraph (a) of Clause 14.2 (Tax gross-up); or
(ii)any Lender claims indemnification from the Company under Clause 14.3 (Tax indemnity) or Clause 15.1 (Increased Costs), the Company may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the Agent notice of cancellation of the Commitment(s) of that Lender and its intention to procure the prepayment of that Lender's participation in the Loans or give the Agent notice of its intention to replace that Lender in accordance with paragraph (d) below.
(b)On receipt of a notice of cancellation referred to in paragraph (a) above, the Available Commitment(s) of that Lender shall be immediately reduced to zero.

(c)On the last day of each Interest Period which ends after the Company has given notice of cancellation under paragraph (a) above (or, if earlier, the date specified by the Company in that notice), the Company shall prepay that Lender's participation in that Loan and that Lender's corresponding Commitment(s) shall be immediately cancelled in the amount of the participations repaid.
(d)If:
(i)any of the circumstances set out in paragraph (a) above apply to a Lender; or
(ii)the Company becomes obliged to pay any amount in accordance with Clause 9.1 (Illegality) to any Lender, the Company may, on 10 Business Days' prior notice to the Agent and that Lender, replace that Lender by requiring that Lender to (and, to the extent permitted by law, that Lender shall) transfer pursuant to Clause 25 (Changes to the Lenders) all (and not part only) of its rights and obligations under the Finance Documents to a Lender or other bank, financial institution, trust, fund or other entity selected by the Company which (A) is not a Group Member and (B) confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 25 (Changes to the Lenders) for a purchase price in cash payable at the time of the transfer in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Loans and all accrued interest (to the extent that the Agent has not given a notification under Clause 25.12 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents.
(e)The replacement of a Lender pursuant to paragraph (d) above shall be subject to the following conditions:
(i)the Company shall have no right to replace the Agent;
(ii)neither the Agent nor any Lender shall have any obligation to find a replacement Lender;
(iii)in no event shall the Lender replaced under paragraph (d) above be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents; and
(iv)no Lender shall be obliged to execute a Transfer Certificate unless it is satisfied that it has completed all "know your customer" and other similar procedures that it is required (or deems desirable) to conduct in relation to the transfer to such replacement Lender.
(f)A Lender shall perform the procedures described in paragraph (e)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (d) above and shall notify the Agent and the Company when it is satisfied that it has completed those checks.

9.7Right of cancellation in relation to a Defaulting Lender
(a)If any Lender becomes a Defaulting Lender, the Company may, at any time whilst the Lender continues to be a Defaulting Lender, give the Agent 10 Business Days' notice of cancellation of each Available Commitment of that Lender.
(b)On the notice referred to in paragraph (a) above becoming effective, each Available Commitment of the Defaulting Lender shall be immediately reduced to zero.
(c)The Agent shall as soon as practicable after receipt of a notice referred to in paragraph (a) above, notify all the Lenders.
9.8Restrictions
(a)Any notice of cancellation or prepayment given by any Party under this Clause 9 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.
(b)Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.
(c)The Company may not reborrow any part of a Term Facility which is prepaid.
(d)Unless a contrary indication appears in this Agreement, any part of Facility B1 which is repaid or prepaid may be reborrowed in accordance with the terms of this Agreement.
(e)The Company shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.
(f)No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.
(g)If the Agent receives a notice under this Clause 9 it shall promptly forward a copy of that notice to either the Company or the affected Lender, as appropriate.
(h)If all or part of any Lender's participation in a Loan under a Facility is repaid or prepaid and is not available for redrawing (other than by operation of Clause 4.2 (Further conditions precedent)), an amount of that Lender's Commitment (equal to the amount of the participation which is repaid or prepaid) in respect of that Facility will be deemed to be cancelled on the date of repayment or prepayment.
9.9Application of prepayments
Any prepayment of a Loan pursuant to Clause 9.3 (Disposal and Insurance Proceeds), Clause 9.4 (Voluntary prepayment of Term Loans) or Clause 9.5 (Voluntary prepayment of Facility B1 Loans) shall be applied pro rata to each Lender's participation in that Loan.

SECTION 5
COSTS OF UTILISATION
10.INTEREST
10.1Calculation of interest
(a)The rate of interest on each Loan for each Interest Period is the percentage rate per annum which is the aggregate of:
(i)the applicable Margin; and
(ii)
(A)(in the case of a Loan in RMB) the Reference Rate (RMB); or
(B)(in the case of a Loan in US dollars) the Reference Rate (USD).
(b)The rate of interest payable under Facility A is adopted as a simple rate (instead of a compounded rate) and an annualised rate (being a rate that is quoted on a "per annum" basis).
10.2Payment of interest
The Company shall pay accrued interest on that Loan on the last day of each Interest Period (and, if the Interest Period is longer than six Months, on the dates falling at six-monthly intervals after the first day of the Interest Period).
10.3Default interest
(a)If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the Unpaid Sum from the due date to the date of actual payment (both before and after judgment) at a rate which is, subject to paragraph (b) below, two per cent. per annum higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted a Loan in the currency of the Unpaid Sum for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 10.3 shall be immediately payable by the Obligor on demand by the Agent.
(b)If any Unpaid Sum consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:
(i)the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and
(ii)the rate of interest applying to the Unpaid Sum during that first Interest Period shall be two per cent. per annum higher than the rate which would have applied if the Unpaid Sum had not become due.
(c)Default interest (if unpaid) arising on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable.

10.4Notification of rates of interest
(a)The Agent shall promptly notify the relevant Lenders and the Company of the determination of a rate of interest under this Agreement.
(b)The Agent shall promptly notify the Company of each Funding Rate relating to a Loan.
10.5Swiss minimum interest
(a)When entering into this Agreement, the Parties have assumed in bona fide that interest payments are not subject to Swiss Withholding Tax.
(b)Notwithstanding paragraph (a) above, should any deduction or withholding be required under Swiss law on the account of Swiss Withholding Tax, and should it be unlawful for the relevant Swiss Obligor to comply with Clause 14 (Tax Gross-Up and Indemnities) for any reason (where this would otherwise be required by the terms of, and taking into full account the exceptions set out in, Clause 14 (Tax Gross-Up and Indemnities)), then:
(i)the applicable interest rate in relation to that interest payment shall calculated as set out below:

NormalRateIP
1 – WTR
where:
"NormalRate IP" means the interest rate which would have applied to that interest payment as provided for in Clause 10 (Interest) in the absence of this Clause 10.5; and
"WTR" means the rate at which the relevant deduction or withholding of Swiss Withholding Tax is required to be made; and
(ii)the relevant Swiss Obligor and each of those Finance Parties (to whom the interest payment subject to the adjusted interest rate as set out in paragraph (i) above is payable) shall promptly notify the Agent of the application of this Clause 10.5 and the applicable WTR; and
(iii)that Swiss Obligor shall:
(A)pay the relevant interest at the adjusted interest rate in accordance with this Clause 10.5; and
(B)make the deduction or withholding of Swiss Withholding Tax on the interest so recalculated, and all references to an interest rate in this Agreement shall be construed accordingly.

(c)If and to the extent that any amount payable by a Swiss Obligor under this Agreement is or becomes subject to Swiss Withholding Tax, each relevant Finance Party and each relevant Swiss Obligor shall promptly cooperate by completing any procedural formalities (including submitting forms and documents required by the appropriate tax authority) to the extent possible and necessary:
(i)for the relevant Swiss Obligor to obtain authorisation to make interest payments without them being subject to Swiss Withholding Tax (or, as the case may be, at a treaty rate lower than the domestic tax rate); and
(ii)to ensure that any person which is entitled to a full or partial refund under any applicable double taxation treaty is so refunded.
(d)The relevant Swiss Obligor shall provide the Finance Parties with such documents and information required for applying for a refund of such Swiss Withholding Tax.
(e)If Swiss Withholding Tax is refunded by the Swiss Federal Tax Administration to a Finance Party, the relevant Finance Party shall forward, after deduction of costs, such amount to the relevant Swiss Obligor.
(f)Nothing in this Clause 10.5 shall interfere with each Lender's right to arrange its tax affairs in whatever manner it thinks fit and, without limiting the foregoing, no Lender shall be under any obligation to claim any Swiss Withholding Tax refund in priority to any other claims, reliefs, credits or deductions available to it.
11.INTEREST PERIODS
11.1Selection of Interest Periods
(a)The Company may select an Interest Period for a Loan in the Utilisation Request for that Loan or (if that Loan is a Term Loan which has already been borrowed) in a Selection Notice.
(b)Each Selection Notice for a Term Loan is irrevocable and must be delivered to the Agent by the Company not later than the Specified Time.
(c)If the Company fails to deliver a Selection Notice to the Agent in accordance with paragraph (b) above, the relevant Interest Period will, subject to Clause 11.2 (Changes to Interest Periods), be one Month.
(d)Subject to this Clause 11, the Company may select an Interest Period of one, three or six Months or of any other period agreed between the Company, the Agent and all the Lenders in relation to the relevant Loan.
(e)Notwithstanding anything to the contrary in this Agreement, an Interest Period for a Loan shall not extend beyond the Final Repayment Date applicable to its Facility.
(f)Each Interest Period for a Term Loan shall start on the Utilisation Date or (if already made) on the last day of its preceding Interest Period.

(g)A Facility B1 Loan has one Interest Period only which shall start on the Utilisation Date of that Facility B1 Loan.
11.2Changes to Interest Periods
(a)Prior to the earlier of:
(i)the Agent determining the interest rate for a Term Loan; and
(ii)the first day of an Interest Period for a Term Loan,
the Agent may shorten an Interest Period for any Term Loan to ensure there are sufficient Term Loans (with an aggregate amount equal to or greater than the Repayment Instalment) which have an Interest Period ending on a Repayment Date for the Company to make the Repayment Instalment due on that date.
(b)If the Agent makes any of the changes to an Interest Period referred to in this Clause 11.2, it shall promptly notify the Company and the Lenders.
11.3Non-Business Days
If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).
11.4Consolidation and division of Term Loans
(a)Subject to paragraph (b) below, if two or more Interest Periods:
(i)relate to Term Loans under a Facility; and
(ii)end on the same date,
those Term Loans will, unless the Company specifies to the contrary in the Selection Notice for the next Interest Period, be consolidated into, and treated as, a single Term Loan under that Facility on the last day of the Interest Period.
(b)Subject to Clause 4.3 (Maximum number of Loans) and Clause 5.3 (Currency and amount), if the Company requests in a Selection Notice that a Term Loan in a currency (the "original currency") be divided into two Term Loans, that Term Loan will, on the last day of its Interest Period, be divided with amounts (in the original currency) specified in that Selection Notice, having an aggregate amount equal to the amount of that Term Loan immediately before its division.
12.CHANGES TO THE CALCULATION OF INTEREST
12.1Unavailability of Term SOFR
(a)Interpolated Term SOFR: If Term SOFR is not available for the Interest Period of any Loan in US dollars, the Reference Rate (USD) for such Interest Period shall be Interpolated Term SOFR for a period equal in length to the Interest Period of that Loan.

(b)Historic Term SOFR: If paragraph (a) above applies but Interpolated Term SOFR is not available for the Interest Period of the relevant Loan in US dollars, the Reference Rate (USD) for such Interest Period shall be Historic Term SOFR for a period equal in length to the Interest Period of that Loan.
(c)Interpolated Historic Term SOFR: If paragraph (b) above applies but Historic Term SOFR is not available for the Interest Period of the relevant Loan in US dollars, the Reference Rate (USD) for such Interest Period shall be Interpolated Historic Term SOFR for a period equal in length to the Interest Period of that Loan.
(d)Central Bank Rate: If paragraph (c) above applies but it is not possible to calculate the Interpolated Historic Term SOFR, the Reference Rate (USD) for such Interest Period shall be:
(i)the percentage rate per annum which is the aggregate of:
(A)the Central Bank Rate for the Quotation Day; and
(B)any applicable Central Bank Rate Adjustment; or
(ii)if the Central Bank Rate for the Quotation Day is not available, the percentage rate per annum which is the aggregate of:
(A)the most recent Central Bank Rate for a day which is no more than five days before the Quotation Day; and
(B)any applicable Central Bank Rate Adjustment.
12.2Unavailability of LPR
(a)If LPR is not available for the Interest Period of any Loan denominated in RMB, and the Agent or the Company so require, the Agent and the Company shall enter into negotiations (for a period of not more than 40 days) with a view to agreeing a substitute basis for determining the rate of interest for any Loan denominated in RMB under this Agreement.
(b)Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the Company, be binding on all Parties.
(c)In the event that no substitute basis is agreed at the end of such 40-day period, the Reference Rate (RMB) for such Interest Period shall be the Historic LPR for such Interest Period.
(d)If Historic LPR is not available for the Interest Period of the relevant Loan in RMB, Clause 12.4 (Cost of funds) shall apply to such Interest Period.
12.3Market disruption
If before 5 p.m. in Hong Kong on the Business Day immediately following the Quotation Day for the relevant Interest Period of a Loan in RMB, the Agent receives notifications from a Lender or Lenders (whose participations in a Loan exceed 35 per cent. of that Loan) that the cost to it of funding its participation in that Loan from whatever source it may reasonably select would be in excess of the applicable Reference Rate (RMB), then Clause 12.4 (Cost of funds) shall apply to that Loan for the relevant Interest Period.

12.4Cost of funds
(a)If this Clause 12.4 applies, the rate of interest on each Lender's share of the relevant Loan in RMB or the relevant Interest Period shall be the percentage per annum which is the sum of:
(i)the applicable Margin; and
(ii)the rate notified to the Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum that Lender's cost of funds relating to its participation in that Loan from whatever source it may reasonably select (provided that if such rate is less than zero, such rate shall be deemed to be zero).
(b)If this Clause 12.4 applies and the Agent or the Company so requires, the Agent and the Company shall enter into negotiations (for a period of not more than 40 days) with a view to agreeing a substitute basis for determining the rate of interest under this Agreement.
(c)Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the Company, be binding on all Parties.
(d)For the avoidance of doubt, in the event that no substitute basis is agreed at the end of such 40 days' period, the rate of interest shall continue to be determined in accordance with the terms of this Agreement.
(e)If this Clause 12.4 applies pursuant to Clause 12.3 (Market disruption) and:
(i)a Lender's Funding Rate is less than the Reference Rate (RMB); or
(ii)a Lender does not provide a quotation by the time specified in paragraph (a)(ii) above, the cost of that Lender of funding its participation in that Loan in RMB for that Interest Period shall be deemed, for the purposes of paragraph (a) above, to be the Reference Rate (RMB).
12.5Notification to Company
If Clause 12.4 (Cost of funds) applies the Agent shall, as soon as is practicable, notify the Company.
12.6Break Costs
(a)The Company shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by the Company on a day other than the last day of an Interest Period for that Loan or Unpaid Sum.
(b)Each Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.

(c)Notwithstanding anything to the contrary in this Agreement, a Lender (in its own discretion) may elect not to exercise its right with respect to any amount (or part thereof) payable by the Company to that Lender under paragraph (a) above if and to the extent that such Lender considers that the performance of such payment obligation(s) of the Company is mandatorily prohibited or restricted by any applicable PRC laws and regulations (including without limitation the Notice on Further Regulating Charges for Credit and Financing and Reducing Overall Financing Costs of Enterprises) (Reference No: Yin Bao Jian Fa [2020] No.18) (including any amendment or re-enactment thereof from time to time).
13.FEES
13.1Commitment fee
(a)The Company shall pay to the Agent (for the account of each Lender) a fee computed and accruing on a daily basis at the rate of:
(i)[...***...] per cent. per annum on the undrawn and uncancelled amount of each Lender's Commitment under Facility A for the Commitment Fee Period applicable to Facility A;
(ii)[...***...] per cent. per annum on the undrawn and uncancelled amount of each Lender's Commitment under Facility B1 for the Commitment Fee Period applicable to Facility B1; and
(iii)[...***...] per cent. per annum on the undrawn and uncancelled amount of each Lender's Commitment under Facility B2 for the Commitment Fee Period applicable to Facility B2, at 5 p.m. (in the principal financial centre of the country of the relevant currency) on each day of the relevant Commitment Fee Period (or, if any such day shall not be a Business Day, at 5 p.m. on the immediately preceding Business Day).
(b)The accrued commitment fee is payable:
(i)on the last day of each successive period of three Months which ends during the relevant Commitment Fee Period;
(ii)on the last day of the relevant Commitment Fee Period; and
(iii)if a Lender's Commitment is reduced to zero before the last day of the relevant Commitment Fee Period, on the day on which such reduction to zero becomes effective.
(c)The accrued commitment fee in respect of a Facility shall be payable in:
(i)(if that Facility is Facility A) Renminbi; and
(ii)(if that Facility is Facility B1 or Facility B2) US dollars.
(d)For the purpose of this Clause, a "Commitment Fee Period" means, in relation to a Facility, the period from (but excluding) the date falling four Months after the date of this Agreement to (and including) the last day of the Availability Period applicable to that Facility.

(e)No commitment fee is payable to the Agent (for the account of a Lender) on any Available Commitment of that Lender for any day on which that Lender is a Defaulting Lender.
13.2Arrangement fee
The Company shall pay to the OMLAB an arrangement fee in the amount and at the times agreed in a Fee Letter.
13.3Agency fee
The Company shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.
13.4Security agency fee
The Company shall pay to the Security Agent (for its own account) a security agency fee in the amount and at the times agreed in a Fee Letter.
13.5Extension fee
(a)As a condition to the occurrence of the Extension, the Company shall, on the Original Facility B Final Repayment Date, pay to the Agent (for the account of each Lender whose Extended Facility B1 Commitment or Extended Facility B2 Commitment is greater than zero) an extension fee in an aggregate amount equal to 0.70 per cent. of the sum of that Lender's Extended Facility B1 Commitment (if any) and Extended Facility B2 Commitment (if any) as at the Original Facility B Final Repayment Date.
(b)For the avoidance of doubt:
(i)no extension fee shall be payable under this Clause 13.5 if Extension does not or will not occur on the Original Facility B Final Repayment Date in accordance with the terms of this Agreement; and
(ii)(without prejudice to the Clause 8.3 (Extension)) Extension shall not occur on the Original Facility B Final Repayment Date if the Company fails to comply with its payment obligations under this Clause 13.5.

SECTION 6
ADDITIONAL PAYMENT OBLIGATIONS
14.TAX GROSS-UP AND INDEMNITIES
14.1Tax definitions
In this Clause 14:
"Tax Credit" means a credit against, relief or remission for, or refund or repayment of any Tax.
"Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.
"Tax Payment" means an increased payment made by an Obligor to a Finance Party under Clause 10.5 (Swiss minimum interest) or Clause 14.2 (Tax gross-up) or a payment under Clause 14.3 (Tax indemnity).
Unless a contrary indication appears, in this Clause 14 a reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination acting in good faith.
14.2Tax gross-up
(a)All payments to be made by an Obligor to any Finance Party under the Finance Documents shall be made free and clear of and without any Tax Deduction unless such Tax Deduction is required by law. If a Tax Deduction (as determined in the good faith by an Obligor) is required by applicable law to be made by the relevant Obligor, the sum payable by such Obligor (in respect of which such Tax Deduction is required to be made) shall be increased to the extent necessary to ensure that such Finance Party receives a sum net of any deduction or withholding equal to the sum which it would have received had no such Tax Deduction been made or required to be made.
(b)A payment shall not be increased under paragraph (a) above by reason of a Tax Deduction on account of Tax imposed by Switzerland with respect to a specific Finance Party, if and to the extent that on the date the payment falls due and therefore any of the Swiss Non-Bank Rules is violated by virtue of the fact that:
(i)the payment could have been made to the relevant Finance Party (which had indicated that it was a Swiss Qualifying Bank) without such Tax Deduction if that Finance Party had been a Swiss Qualifying Bank, but on that date that Finance Party is not or has ceased to be a Swiss Qualifying Bank, other than as a result of any change after the date it became a Finance Party under this Agreement in (or in the interpretation, administration, or application of) any law or treaty or any published practice or published concession of any relevant Tax authority;

(ii)the payment could have been made to the relevant Finance Party (which had indicated that it was treated as one (1) creditor only for the purposes of the Swiss Non-Bank Rules) without such Tax Deduction if the relevant Finance Party were to be treated for the purposes of the Swiss Non-Bank Rules as one (1) creditor only, but on that date the relevant Finance Party is not so treated or has ceased to be so treated for the purposes of the Swiss Non-Bank Rules, other than as a result of any change after the date it became a Finance Party under this Agreement in (or in the interpretation, administration, or application of) any law or treaty or any published practice or concession of any relevant Tax authority; or
(iii)the Lenders have failed to comply with their obligations under Clause 25 (Changes to the Lenders) and the relevant Finance Party, in relation to which the Company makes the payment, became a Finance Party as a result of such breach of Clause 25 (Changes to the Lenders).
(c)The Company shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender shall notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender, it shall notify the Company and that Obligor.
(d)If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction to the relevant Tax authority within the time allowed and in the minimum amount required by law.
(e)Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction or payment shall deliver to the Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment has been paid to the relevant Tax authority.
14.3Tax indemnity
(a)Without prejudice to Clause 14.2 (Tax gross-up), if any Finance Party is required to make any payment of or on account of Tax on or in relation to any sum received or receivable under the Finance Documents (including any sum deemed for the purposes of Tax to be received or receivable by such Finance Party whether or not actually received or receivable) or if any liability in respect of any such payment is imposed, levied or assessed against any Finance Party, the Company shall, within three Business Days of demand of the Agent, promptly indemnify the Finance Party which suffers a loss or liability as a result against such payment or liability, together with any interest, penalties, costs and expenses payable or incurred in connection therewith.

(b)Paragraph (a) above shall not apply:
(i)with respect to any Tax imposed, levied or assessed on a Finance Party under the laws of the jurisdiction (or any political subdivision thereof) in which that Finance Party or that Finance Party's Facility Office or other permanent establishment (within the meaning of the OECD Model Tax Convention) is incorporated or located or, if different, the jurisdiction(s) in which that Finance Party or that Finance Party's Facility Office or other permanent establishment (within the meaning of the OECD Model Tax Convention) is treated as resident or located for Tax purposes, if that Tax is imposed, levied or assessed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party or by reference to net worth or if that Tax is considered a franchise Tax (imposed in lieu of net income Tax) or a branch profits or similar Tax; or
(ii)with respect to a loss, liability or cost suffered by a Finance Party if and to the extent that such loss, liability or cost:
(A)is compensated for by an increased payment pursuant to Clause 14.2 (Tax gross-up) or would have been so compensated but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 14.2 (Tax gross-up) applied;
(B)is suffered or incurred by a Lender as a result of such Lender's failure to comply with its obligations under Clause 14.9 (Lender Status Confirmation); or
(C)is compensated for under Clause 14.5 (Stamp taxes) or Clause 14.6 (Indirect Tax) or, in the case of Clause 14.5 (Stamp taxes), would have been so compensated for but for the exclusion set out in paragraph (a)(ii) of Clause 14.5 (Stamp taxes); or
(iii)with respect to a FATCA Deduction required to be made by a Party.
(c)A Finance Party intending to make a claim under paragraph (a) above shall notify the Agent of the event giving rise to the claim, whereupon the Agent shall notify the Company thereof.
(d)A Finance Party shall, on receiving a payment from the Company under this Clause 14.3, notify the Agent.
14.4Tax Credit
If an Obligor makes a Tax Payment and the relevant Finance Party determines that:
(a)a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and
(b)that Finance Party has obtained and utilised that Tax Credit, the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

14.5Stamp taxes
(a)Subject to paragraph (b) below, the Company shall:
(i)pay all stamp duty, registration and other similar Taxes payable in respect of any Finance Document; and
(ii)within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability that Secured Party incurs in relation to any stamp duty, registration or other similar Tax paid or payable in respect of any Finance Document, other than any such Taxes that are payable:
(A)in respect of a Transfer Certificate, Assignment Agreement or other transfer or assignment of whole or part of the rights of a Finance Party under a Finance Document unless the relevant transfer or assignment takes place pursuant to Clause 16 (Mitigation by the Lenders) and is carried out at the request of an Obligor or while an Event of Default is continuing; or
(B)upon registration made by any Administrative Party unless such registration is necessary to (i) maintain, preserve, establish or otherwise enforce the rights of such Administrative Party under such Finance Documents or (ii) owing to a change in law or regulations which has an impact on the ability of that Administrative Party to so act and/or to so continue in its role of such Administrative Party under the Finance Documents.
(b)All PRC Stamp Duty in relation to Facility A shall be paid by the Company and each Lender under Facility A in accordance with the applicable PRC laws and regulations.
(c)For the purposes of this Clause, "PRC Stamp Duty" means any stamp duty, registration or other similar Taxes payable in respect of any Finance Document under PRC law.
14.6Indirect Tax
(a)All amounts set out or expressed in a Finance Document to be payable by any Party to a Finance Party shall be deemed to be exclusive of any Indirect Tax. If any Indirect Tax is chargeable on any supply made by any Finance Party to any Party in connection with a Finance Document, that Party shall pay to the Finance Party (in addition to and at the same time as paying the consideration) an amount equal to the amount of the Indirect Tax.
(b)Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any costs or expenses, that Party shall also at the same time pay and indemnify the Finance Party against all Indirect Tax incurred by that Finance Party in respect of the costs or expenses to the extent that the Finance Party reasonably determines that it is not entitled to credit, refund or repayment in respect of the Indirect Tax.

14.7FATCA information
(a)Subject to paragraph (c) below, each Party shall, within 10 Business Days of a reasonable request by another Party:
(i)confirm to that other Party whether it is:
(A)a FATCA Exempt Party; or
(B)not a FATCA Exempt Party;
(ii)supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and
(iii)supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime.
(b)If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party as soon as reasonably practicable.
(c)Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:
(i)any law or regulation;
(ii)any fiduciary duty; or
(iii)any duty of confidentiality.
(d)If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.
(e)If the Company is a US Tax Obligor or the Agent reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, each Lender shall, within 10 Business Days of:
(i)where the Company is a US Tax Obligor and the relevant Lender is an Original Lender, the date of this Agreement;
(ii)where the Company is a US Tax Obligor on a date on which any other Lender becomes a Party as a Lender, that date; or
(iii)where the Company is not a US Tax Obligor, the date of a request from the Agent,

supply to the Agent:
(A)a withholding certificate on Form W-8, Form W-9 or any other relevant form; or
(B)any withholding statement or other document, authorisation or waiver as the Agent may require to certify or establish the status of such Lender under FATCA or that other law or regulation.
(f)The Agent shall provide any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) above to the Company.
(g)If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Agent by a Lender pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Agent unless it is unlawful for the Lender to do so (in which case the Lender shall promptly notify the Agent). The Agent shall provide any such updated withholding certificate, withholding statement, document, authorisation or waiver to the Company.
(h)The Agent may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from a Lender pursuant to paragraph (e) or (g) above without further verification. The Agent shall not be liable for any action taken by it under or in connection with paragraph (e), (f) or (g) above.
14.8FATCA Deduction
(a)Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.
(b)Each Party shall as soon as reasonably practicable upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Company and the Agent and the Agent shall notify the other Finance Parties.
14.9Lender status confirmation
(a)Each Original Lender confirms on the date of this Agreement that it is a Swiss Qualifying Bank.
(b)Each Lender (which is not an Original Lender) shall indicate, in the documentation (such as a Transfer Certificate, an Assignment Agreement or an Accordion Increase Confirmation) which it executes on becoming a Party as a Lender, and for the benefit of the Agent, which of the following categories it falls in:
(i)a Swiss Qualifying Bank; or
(ii)not a Swiss Qualifying Bank, but that it counts as one creditor only for purposes of the Swiss Non-Bank Rules.

(c)If such a Lender fails to indicate its status in accordance with this Clause 14.9 then that Lender shall be treated for the purposes of this Agreement (including by each Obligor) as if it were not a Swiss Qualifying Bank until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the Company). For the avoidance of doubt, the documentation which a Lender executes on becoming a Party as a Lender shall not be invalidated by any failure of a Lender to comply with this Clause 14.9.
15.INCREASED COSTS
15.1Increased Costs
(a)Subject to Clause 15.3 (Exceptions) the Company shall, within three Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made after the date of this Agreement. The terms "law" and "regulation" in this paragraph (a) shall include any law or regulation concerning capital adequacy, prudential limits, liquidity, reserve assets or Tax, provided that notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be deemed to have been introduced after the date of this Agreement, regardless of the date enacted, adopted or issued.
(b)In this Agreement, "Increased Costs" means:
(i)a reduction in the rate of return from a Facility or on a Finance Party's (or its Affiliate's) overall capital (including as a result of any reduction in the rate of return on capital brought about by more capital being required to be allocated by such Finance Party);
(ii)an additional or increased cost; or
(iii)a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to the undertaking, funding or performance by such Finance Party of any of its obligations under any Finance Document or any participation of such Finance Party in any Loan or Unpaid Sum.
15.2Increased Cost claims
(a)A Finance Party (other than the Agent) intending to make a claim pursuant to Clause 15.1 (Increased Costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Company.
(b)Each Finance Party (other than the Agent) shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount of its Increased Costs.

15.3Exceptions
Clause 15.1 (Increased Costs) does not apply to the extent any Increased Cost is:
(a)attributable to a Tax Deduction required by law to be made by an Obligor;
(b)attributable to a FATCA Deduction required to be made by a Party;
(c)compensated for by Clause 14.3 (Tax indemnity) (or would have been compensated for under Clause 14.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (a) of Clause 14.3 (Tax indemnity) applied); or
(d)attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation.
16.MITIGATION BY THE LENDERS
16.1Mitigation
(a)Each Finance Party shall, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 9.1 (Illegality), Clause 14 (Tax Gross-Up and Indemnities) or Clause 15 (Increased Costs), including:
(i)providing such information as the Company may reasonably request in order to permit the Company to determine its entitlement to claim any exemption or other relief (whether pursuant to a double taxation treaty or otherwise) from any obligation to make a Tax Deduction; and
(ii)in relation to any circumstances which arise following the date of this Agreement, transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.
(b)Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.
16.2Limitation of liability
(a)The Company shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 16.1 (Mitigation).
(b)A Finance Party is not obliged to take any steps under Clause 16.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.
16.3Conduct of business by the Finance Parties
No provision of this Agreement will:
(a)interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;
(b)oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.
17.OTHER INDEMNITIES
17.1Currency indemnity
(a)If any sum due from an Obligor under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:
(i)making or filing a claim or proof against that Obligor; or
(ii)obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Obligor shall as an independent obligation, within three Business Days of demand, indemnify each Secured Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.
(b)Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.
17.2Other indemnities
The Company shall (or shall procure that an Obligor will), within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability incurred by that Secured Party as a result of:
(a)the occurrence of any Event of Default;
(b)the Information Memorandum or any other information produced or approved by any Transaction Obligor or any Group Member being or being alleged to be misleading and/or deceptive in any respect;
(c)any enquiry, investigation, subpoena (or similar order) or litigation with respect to any Transaction Obligor or any Group Member or with respect to the transactions contemplated or financed or secured under any Finance Document;
(d)a failure by a Transaction Obligor to pay any amount due under a Finance Document on its due date or in the relevant currency, including any cost, loss or liability arising as a result of Clause 28 (Sharing among the Finance Parties);
(e)funding, or making arrangements to fund, its participation in a Loan requested by the Company in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or
(f)a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by the Company.

17.3Indemnity to the Agent
The Company shall promptly indemnify the Agent against:
(a)any cost, loss or liability incurred by the Agent (acting reasonably) as a result of:
(i)investigating any event which it reasonably believes is a Default;
(ii)acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or
(iii)instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement; and
(b)any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 29.10 (Disruption to payment systems etc.) notwithstanding the Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents.
17.4Indemnity to the Security Agent
(a)Each Obligor shall jointly and severally promptly indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability (together with any applicable Indirect Tax) incurred by any of them as a result of:
(i)any failure by the Company to comply with obligations under Clause 18 (Costs and Expenses);
(ii)acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;
(iii)investigating any event which it reasonably believes is a Default;
(iv)the taking, holding, protection or enforcement of the Transaction Security;
(v)the exercise of any of the rights, powers, discretions and remedies vested in the Security Agent and each Receiver and Delegate by the Finance Documents or by law;
(vi)any default by any Transaction Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents;
(vii)instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement; or

(viii)acting as Security Agent, Receiver or Delegate under the Finance Documents or which otherwise relates to any of the Security Property or the performance of the terms of the Finance Documents (otherwise, in each case, than by reason of the relevant Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct).
(b)Each Obligor expressly acknowledges and agrees that the continuation of its indemnity obligations under this Clause 17.4 will not be prejudiced by any release or disposal under clause 11 (Distressed Disposals and Appropriation) of the Intercreditor Agreement taking into account the operation of that clause.
(c)The Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Security Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 17.4 and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it.
17.5Survival
Each indemnity given by a Party under or in connection with a Finance Document is a continuing obligation, independent of the party's other obligations under or in connection with that or any other Finance Document and survives after that Finance Document is terminated. It is not necessary for a Finance Party to pay any amount or incur any expense before enforcing an indemnity under or in connection with this Agreement or any other Finance Document.
18.COSTS AND EXPENSES
18.1Transaction expenses
The Company shall, within 10 Business Days of demand, pay the Administrative Parties the amount of all costs and expenses (including legal fees, subject to any pre-agreed scopes of work and fee caps) reasonably and properly incurred by any of them (and, in the case of the Security Agent, by any Receiver or Delegate) in connection with the negotiation, preparation, printing, execution, syndication and perfection of:
(a)this Agreement and any other documents referred to in this Agreement or in a Transaction Security Document; and
(b)any other Finance Documents executed after the date of this Agreement.
18.2Amendment costs
If:
(a)a Transaction Obligor requests an amendment, waiver or consent; or
(b)an amendment is required pursuant to Clause 29.9 (Change of currency), the Company shall, within 10 Business Days of demand, reimburse each of the Agent and the Security Agent for the amount of all costs and expenses (including legal fees, subject to any pre-agreed scopes of work and fee caps) reasonably and properly incurred by the Agent or the Security Agent (and, in the case of the Security Agent, by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

18.3Enforcement and preservation costs
The Company shall, within 10 Business Days of demand, pay to each Secured Party the amount of all costs and expenses (including legal fees and together with any applicable Indirect Tax) incurred by that Secured Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document and the Transaction Security and any proceedings instituted by or against that Secured Party as a consequence of it entering into a Finance Document, taking or holding the Transaction Security, or enforcing those rights.
18.4Reference Rate transition cost
The Company shall, within 10 Business Days of demand, reimburse the Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent in responding to, evaluating, negotiating or complying with any amendment or waiver requested or made pursuant to Clause 35.5 (Changes to reference rates).
18.5Prohibition or restriction under PRC laws
Notwithstanding anything to the contrary in this Agreement, a Lender (in its own discretion) may elect not to exercise its right with respect to any amount (or part thereof) payable by the Company to that Lender under this Clause 18 if and to the extent that such Lender considers that the performance of such payment obligation(s) of the Company is mandatorily prohibited or restricted by any applicable PRC laws and regulations (including without limitation the Notice on Further Regulating Charges for Credit and Financing and Reducing Overall Financing Costs of Enterprises) (Reference No: Yin Bao Jian Fa [2020] No.18) (including any amendment or re-enactment thereof from time to time).

SECTION 7
GUARANTEE
19.GUARANTEE AND INDEMNITY
19.1Guarantee and indemnity
Each Guarantor irrevocably and unconditionally jointly and severally:
(a)guarantees to each Finance Party punctual performance by each other Obligor of all the obligations assumed and/or expressed to be assumed by each other Obligor under the Finance Documents (including, without limitation, all amounts which, but for any US Debtor Relief Law, would become due and payable and all interest accruing after the commencement of any proceeding under a US Debtor Relief Law at the rate provided for in the relevant Finance Document, whether or not allowed in any such proceeding);
(b)undertakes with each Finance Party that:
(i)whenever another Obligor does not pay any amount when due under or in connection with any Finance Document, then immediately on demand by that Finance Party that Guarantor shall pay that amount as if it was the principal obligor; and
(ii)if an Ipso Facto Event has occurred, then immediately on demand by the Agent that Guarantor shall pay all Loans, accrued interest and other amounts referred to in Clause 24.17 (Acceleration) as if it was the principal obligor;
(c)agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 19 if the amount claimed had been recoverable on the basis of a guarantee.
Notwithstanding anything to the contrary herein, upon any Automatic Acceleration Event any presentment, demand, protest or notice of any kind required by the foregoing clauses are expressly waived.
19.2Continuing guarantee
This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

19.3Reinstatement
If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this Clause 19 will continue or be reinstated as if the discharge, release or arrangement had not occurred.
19.4Waiver of defences
The obligations of each Guarantor under this Clause 19 will not be affected by an act, omission, matter or thing which, but for this Clause 19, would reduce, release or prejudice any of its obligations under this Clause 19 (without limitation and whether or not known to it or any Finance Party) including:
(a)any time, waiver, other concession or consent granted to, or composition with, any Obligor or other person;
(b)the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any Group Member or any other person;
(c)the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, execute, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;
(d)any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Obligor or any other person;
(e)any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;
(f)any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security;
(g)any insolvency or similar proceedings; or
(h)this Agreement or any other Finance Document not being executed by or binding upon any other party.

19.5Guarantors' Intent
Without prejudice to the generality of Clause 19.4 (Waiver of defences), each Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental and of whatsoever nature and whether or not more onerous) variation, increase, extension or addition of or to any of the Finance Documents and/or any facility or amount made available under any of the Finance Documents for the purposes of or in connection with any of the following: acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.
19.6Immediate recourse
Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 19. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.
19.7Appropriations
Until (i) all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and (ii) no Finance Party is under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to any Obligor under any Finance Document, each Finance Party (or any trustee or agent on its behalf) may:
(a)refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and
(b)hold in a suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this Clause 19.
19.8Deferral of Guarantors' rights
Until (i) all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and (ii) no Finance Party is under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to any Obligor under any Finance Document, and unless the Agent otherwise directs, no Guarantor will exercise or otherwise enjoy the benefit of any right which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 19:
(a)to be indemnified by an Obligor;
(b)to claim any contribution from any other guarantor of or provider of security for any Obligor's obligations under the Finance Documents;

(c)to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;
(d)to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under Clause 19.1 (Guarantee and indemnity);
(e)to exercise any right of set-off against any Obligor; and/or
(f)to claim or prove as a creditor of any Obligor in competition with any Finance Party.
If any Guarantor shall receive any benefit, payment or distribution in relation to any such right it shall hold that benefit, payment or distribution (or so much of it as may be necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be paid in full) on trust for the Finance Parties, and shall promptly pay or transfer the same to the Agent or as the Agent may direct for application in accordance with Clause 29 (Payment Mechanics).
19.9Additional security
This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.
19.10Swiss limitations
Notwithstanding anything to the contrary in this Agreement or any other Finance Document, the obligations of any Swiss Obligor and the rights of the Finance Parties under this Agreement or any other Finance Document are subject to the following limitations:

(a)If and to the extent a Swiss Obligor becomes (directly or indirectly) liable (inter alia, by a guarantee granted, indemnity or other obligation assumed by it) under this Agreement or any other Finance Document for obligations of any of its (direct or indirect) Affiliates other than its directly or indirectly wholly-owned Subsidiaries (upstream or cross-stream) and if and to the extent payment under such obligations or the application of any proceeds resulting from the enforcement of any such obligations would constitute a repayment of capital (Einlagerückgewähr/Kapitalrückzahlung), a violation of the legally protected reserves (gesetzlich geschützte Reserven), the payment of a (constructive) dividend (Gewinnausschüttung) or the repayment of statutory capital reserves (Rückzahlung von gesetzlichen Kapitalreserven) under Swiss corporate law or would otherwise be restricted by applicable Swiss law (the "Upstream or Cross-Stream Obligations"), such Upstream or Cross-Stream Obligations or the application of any proceeds resulting from the enforcement of any such Upstream or Cross-Stream Obligations shall be limited to the maximum amount of the relevant Swiss Obligor's freely disposable shareholder/quotaholder equity at the time payment is requested or at the time of enforcement, as applicable (the "Maximum Amount"); provided that (i) such limitation is required under the applicable law at that time; and (ii) such limitation shall not relieve the Swiss Obligor of its obligations in excess of the Maximum Amount, but shall merely postpone the performance date of those obligations until such time or times as performance is again permitted under then applicable law. This Maximum Amount shall be determined in accordance with Swiss law and applicable Swiss accounting principles, and, if and to the extent required by applicable Swiss law, shall be confirmed by the auditors of the relevant Swiss Obligor on the basis of an audited interim balance sheet as of that time.
(b)In respect of any Upstream or Cross-Stream Obligations, the relevant Swiss Obligor shall (and, with respect to sub-paragraph (iv) below, each Obligor shall), as concerns the payment under any Upstream or Cross-Stream Obligations or the application of any proceeds resulting from the enforcement of any Upstream or Cross-Stream Obligations assumed by the relevant Swiss Obligor under this Agreement or any other Finance Document and in case the Swiss Obligor is obliged to pay Swiss Withholding Tax in relation thereto by applicable law (including tax treaties) in force at the relevant time:
(i)use its best efforts to procure that such payment can be made or enforcement proceeds can be used to discharge Upstream or Cross-Stream Secured Obligations without deduction of Swiss Withholding Tax by discharging the liability to Swiss Withholding Tax by notification pursuant to applicable law (including tax treaties) rather than payment of Swiss Withholding Tax;
(ii)if the notification procedure pursuant to sub-paragraph (i) above does not apply, deduct Swiss Withholding Tax at such rate (currently 35 per cent. at the date of this Agreement) as is in force from time to time from any such payment or enforcement proceeds used to discharge Upstream or Cross-Stream Obligations, and pay, without delay, any such Swiss Withholding Tax deducted to the Swiss Federal Tax Administration;
(iii)notify the Agent that such notification or, as the case may be, deduction has been made, and provide the Agent with evidence that such a notification of the Swiss Federal Tax Administration has been made or such Swiss Withholding Tax deducted has been paid to the Swiss Federal Tax Administration, as the case may be; and

(iv)in the case of a deduction of Swiss Withholding Tax use its best efforts to ensure that it or any person which is entitled to a full or partial refund of Swiss Withholding Tax deducted from such payment or enforcement proceeds, will, as soon as possible after such deduction:
(A)be so refunded; and
(B)pay to the Agent upon receipt any amount so refunded.
(c)If the limitation pursuant to this Clause 19.10 applies, each Obligor and the relevant Swiss Obligor shall perform any obligations which are not affected by the above limitations, and in respect of any balance, promptly take and promptly cause to be taken any action required under then applicable Swiss law or requested by the Agent, including the following:
(i)the passing of any shareholders'/quotaholders' resolutions to approve the payment or use of the enforcement proceeds, which may be required as a matter of Swiss mandatory law in force at the time payment is requested or at the time of enforcement in order to allow a prompt payment or use of the enforcement proceeds;
(ii)preparation of up-to-date audited interim balance sheet of the relevant Swiss Obligor setting out the Maximum Amount;
(iii)confirmation of the auditors of the relevant Swiss Obligor that the relevant amount represents the Maximum Amount;
(iv)conversion of restricted reserves into profits and reserves freely available for the distribution as dividends and/or capital reductions (in each case, to the extent permitted by mandatory Swiss law);
(v)revaluation of hidden reserves (to the extent permitted by mandatory Swiss law);
(vi)to the extent permitted by applicable law and Swiss accounting standards, write-up or realize any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of realisation, however, only if such assets are not necessary for the relevant Swiss Obligor's business (nicht betriebsnotwendig); and
(vii)all such other measures necessary or useful to allow the relevant Swiss Obligor to make payments or use enforcement proceeds as agreed hereunder with a minimum of limitations, and immediately thereafter pay up to the Maximum Amount to the Agent.
(d)For the avoidance of doubt, where a Tax Deduction for Swiss Withholding Tax purposes is required pursuant to paragraph (b) above, the obligations of the Swiss Obligor under Clause 10.5 (Swiss minimum interest) applied mutatis mutandis, Clause 14.2 (Tax gross-up) and Clause 14.3 (Tax indemnity) shall remain applicable, save to the extent and for as long as that would cause the Maximum Amount to be exceeded.

19.11Guarantee Limitation - Fraudulent Conveyance
Any term or provision of this Clause 19 or any other term in this Agreement or any Finance Document notwithstanding, the maximum aggregate amount of the obligations for which any Guarantor shall be liable under this Agreement or any other Finance Document shall in no event exceed an amount equal to the largest amount that would not render such Guarantor's obligations under this Agreement subject to avoidance under applicable US Debtor Relief Laws, in all cases before taking into account any liabilities under any other guarantee by such Guarantor.
19.12Guarantee Limitation – Excluded Swap Obligations
(a)Any term or provision of this Clause 19 or any other term in this Agreement or any Finance Document notwithstanding, no Guarantor shall be liable for any Excluded Swap Obligation.
(b)Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under the Finance Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this paragraph (b) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Clause 19, or otherwise under the Finance Documents, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this paragraph (b) shall remain in full force and effect until the discharge or release of the guarantee pursuant to the terms of the Finance Documents. Each Qualified ECP Guarantor intends that this paragraph (b) constitute, and this paragraph (b) shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Obligor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 8
REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT
20.REPRESENTATIONS
Each Obligor makes the representations and warranties set out in this Clause 20 to each Finance Party on the date of this Agreement.
20.1Status
(a)It is a corporation or limited liability company (as applicable) duly incorporated or formed (as applicable) and validly existing under the laws of its jurisdiction of incorporation or formation (as applicable).
(b)Each of its Material Offshore Subsidiaries is a corporation, limited liability corporation or limited liability company (as applicable), duly incorporated or formed (as applicable) and validly existing under the law of its jurisdiction of incorporation or formation (as applicable).
(c)It and each of its Material Offshore Subsidiaries has the power to own its assets and carry on its business as it is being conducted.
(d)None of the Company or the Original Guarantors (other than an Original Guarantor incorporated in the United States) is a US Tax Obligor.
20.2Binding obligations
Subject to the Legal Reservations:
(a)the obligations expressed to be assumed by it in each Finance Document are legal, valid, binding and enforceable obligations; and
(b)without limiting the generality of paragraph (a) above, each Transaction Security Document to which it is a party creates the security interests which that Transaction Security Document purports to create and those security interests are valid and effective.
20.3Non-conflict with other obligations
The entry into and performance by it of, and the transactions contemplated by, the Finance Documents and the granting of the Transaction Security do not and will not conflict with:
(a)any law or regulation applicable to it;
(b)it and any of its Subsidiaries' constitutional documents; or
(c)any agreement or instrument binding upon it or any of its Subsidiaries or any of its or any of its Subsidiaries' assets.
20.4Power and authority
It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents.

20.5Validity and admissibility in evidence
Except any Authorisation referred to in Clause 20.8 (No filing or stamp taxes) which Authorisations will be promptly obtained or effected after the date of this Agreement, all Authorisations required:
(a)to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party;
(b)to make the Finance Documents to which it is a party admissible in evidence in its Relevant Jurisdictions; and
(c)for it and its Subsidiaries to carry on their respective business, and which are material, have been obtained or effected and are in full force and effect.
20.6Governing law and enforcement
(a)Subject to the Legal Reservations, the choice of the relevant governing law of each of the Finance Documents will be recognised and enforced in its Relevant Jurisdictions.
(b)Subject to the Legal Reservations, any judgment obtained in relation to a Finance Document in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdictions.
20.7Deduction of Tax
It is not required under the law applicable where it is incorporated or resident or at the address specified in this Agreement to make any Tax Deduction from any payment it may make under any Finance Document.
20.8No filing or stamp taxes
It is not necessary under the laws of its Relevant Jurisdictions that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents except:
(a)the payment of any taxes in any of the circumstances referred to in paragraph (a)(ii) of Clause 14.5 (Stamp taxes);
(b)Cayman Islands stamp duty will be payable on a Finance Document if that Finance Document is executed in the Cayman Islands or an executed copy of that Finance Document is brought into the Cayman Islands;
(c)recordation of the PropCo Mortgage and the PropCo Assignment of Leases in the Office of the County Clerk of Mercer County, New Jersey and payment of the applicable recording fees;
(d)filing of a UCC-1 Financing Statement against PropCo with the New Jersey Department of Treasury and payment of the applicable filing fees;
(e)filing of a UCC-1 Financing Statement against the fixtures at the New Jersey Property with the Office of the County Clerk of Mercer County, New Jersey and payment of the applicable recording fees;

(f)payment of PRC Stamp Duty in relation to Facility A by the Company and each Lender under Facility A; and
(g)the registration and reporting of the Facilities with and to the NDRC in accordance with the NDRC Administrative Measures.
20.9No default
(a)No Event of Default is continuing or might reasonably be expected to result from the making of any Utilisation.
(b)No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries') assets are subject which has, or is reasonably likely to have, a Material Adverse Effect.
20.10No misleading information
Save as disclosed in writing to the OMLAB prior to the date of this Agreement (or, in relation to the Information Memorandum, prior to the date of the Information Memorandum):
(a)any factual information contained in or provided by or on behalf of any Group Member for the purposes of the Information Memorandum was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated;
(b)any financial projections contained in the Information Memorandum have been prepared on the basis of recent historical information and on the basis of reasonable assumptions;
(c)nothing has occurred or been omitted from the Information Memorandum and no information has been given or withheld that results in the information contained in the Information Memorandum being untrue or misleading in any material respect; and
(d)all factual information in writing (other than the Information Memorandum) supplied by or on behalf of any Group Member was true, complete and accurate in all material respects as at the date it was given and was not misleading in any material respect.
20.11Financial statements
(a)Its financial statements most recently supplied to the Agent (which, at the date of this Agreement, are its Original Financial Statements) were prepared in accordance with US GAAP (or to the extent required to under local laws or as a Group Member may elect, any other Accounting Principles) consistently applied save to the extent expressly disclosed in such financial statements.
(b)Its financial statements most recently supplied to the Agent (which, at the date of this Agreement, are its Original Financial Statements):
(i)in the case of US GAAP, represent in all material respects its financial position, results of operations and cash flows; or
(ii)in the case of any applicable Accounting Principles other than US GAAP, give a true and fair view of (if audited) or fairly represent (if unaudited),

its financial condition and operations (consolidated in the case of the Company) for the period to which they relate, save to the extent expressly disclosed in such financial statements.
(c)There has been no material adverse change in its business or financial condition (or the business or consolidated financial condition of the Group, in the case of the Company) since 31 December 2024.
20.12Pari passu ranking
Its payment obligations under the Finance Documents rank at least pari passu with the claims of all of its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.
20.13No proceedings
(a)Save as disclosed in writing to the OMLAB prior to the date of this Agreement, no litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect has or have (to the best of its knowledge and belief) been started or threatened in writing against it or any of its Subsidiaries.
(b)No judgment or order of a court, arbitral body or agency which might reasonably be expected to have a Material Adverse Effect has (to the best of its knowledge and belief) been made against it or any of its Subsidiaries.
20.14Authorised signatories
Any person specified as its authorised signatory under Schedule 2 (Conditions Precedent) or paragraph (g) of Clause 21.4 (Information: miscellaneous) is authorised to sign Utilisation Requests (in the case of the Company only) and other notices on its behalf.
20.15Ranking of Security
Subject to the Legal Reservations and Perfection Requirements, the Transaction Security has or will have first ranking priority and is not subject to any prior ranking or pari passu ranking Security.
20.16Good title to assets
It and each of its Subsidiaries has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted.
20.17Ownership
(a)Each Original Guarantor's entire issued share capital is beneficially owned, directly or indirectly, and controlled, directly or indirectly, by the Company.
(b)The shares in the capital of each Obligor are fully paid and are not subject to any option to purchase or similar rights.

20.18Legal and beneficial ownership
It and each of its Subsidiaries is the sole legal and beneficial owner of the respective assets over which it purports to grant Security free from all Security, except for the Security created under the Transaction Security Documents or expressly permitted by this Agreement.
20.19Shares
(a)The shares of any Group Member which are subject to the Transaction Security are fully paid and not subject to any option to purchase or similar rights.
(b)The constitutional documents of companies whose shares are subject to the Transaction Security do not and could not restrict or inhibit any transfer of those shares on creation or enforcement of the Transaction Security.
(c)There are no agreements in force which provide for the issue or allotment of, or grant any person the right to call for the issue or allotment of, any share or loan capital of any Group Member (including any option or right of pre-emption or conversion).
20.20Intellectual Property
(a)Subject to paragraph (d) below, each of BeOne Medicines I GmbH and BeOne Medicines Aus Pty Ltd:
(i)is the sole or joint legal and beneficial owner of or has licensed to it on arm's length commercial terms all Intellectual Property which is material in the context of the business of the Offshore Group Members (taken as a whole) or is required by the Offshore Group Members in order to carry on the business of the Offshore Group Members (taken as a whole) as it is being conducted; and
(ii)has taken all commercially prudent formal or procedural actions (including payment of fees) required to maintain such Intellectual Property.
(b)Subject to paragraph (d) below, no Offshore Group Member (other than BeOne Medicines I GmbH and BeOne Medicines Aus Pty Ltd) is an owner of any Intellectual Property which is material in the context of the business of the Offshore Group Members (taken as a whole) or is required by the Offshore Group Members in order to carry on the business of the Offshore Group Members (taken as a whole) as it is being conducted.
(c)Subject to paragraph (d) below, each Obligor and each of its Subsidiaries does not, in carrying on its business, infringe any Intellectual Property of any third party in any respect which has or is reasonably likely to have a Material Adverse Effect.
(d)No statement or representation shall be or is made in this Clause 20.20 (Intellectual Property) regarding Pipeline Assets and any related or derived Intellectual Property.

20.21Compliance with Swiss Non-Bank Rules
Each Swiss Obligor is in compliance with the Swiss Non-Bank Rules, provided that a Swiss Obligor shall not be in breach of this representation if any of the Swiss Non-Bank Rules are violated solely by reason of:
(a)its number of creditors exceeds the limit provided for in either the Swiss 10 Non-Bank Rule or the Swiss 20 Non-Bank Rule solely by reason of a failure by one or more Lenders to comply with their obligations under Clause 25 (Changes to Lenders) or any one or more Lender(s) not being treated as or having lost its status as a Swiss Qualifying Bank or as one (1) creditor only for the purposes of the Swiss Non-Bank Rules other than as a result of any change of law;
(b)a Lender made an incorrect lender status confirmation pursuant to Clause 14.9 (Lender Status Confirmation) for the purposes of the Swiss Non-Bank Rules;
(c)a Lender breached the conditions of assignment or transfer pursuant to Clause 25 (Changes to Lenders), other than with the consent of the Company; or
(d)a transfer was made under paragraph (a)(iv) of Clause 25.2 (Conditions of assignment or transfer).
20.22Anti-Money Laundering Laws
(a)The operations of each Obligor, its Subsidiaries and their respective Affiliates are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over that Obligor, any of its Subsidiaries or any of their respective Affiliates (collectively, the "Anti-Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Obligor, any of its Subsidiaries, any of their respective Affiliates or any of their respective directors and officers, in each case, with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of each Obligor, threatened.
(b)If and to the extent it is required under applicable laws to which it is subject, each Obligor has instituted and maintains policies and procedures reasonably designed to promote and achieve compliance with applicable Anti-Money Laundering Laws.
20.23Sanctions
None of any Obligor, any of its Subsidiaries or (to its knowledge) any director or officer or Affiliate of any Obligor or any of its Subsidiaries is an individual or entity ("Person") that is, or is owned or controlled by Persons that are:
(a)the subject of any sanctions from time to time administered or enforced by the US Department of the Treasury's Office of Foreign Assets Control, the US Department of State, the United Nations Security Council, the European Union, Switzerland, HM Treasury, the Hong Kong Monetary Authority, the Money Authority of Singapore or other relevant sanctions authorities (collectively, "Sanctions");

(b)located, organized or resident in a country or territory that is the subject of comprehensive territorial Sanctions, including without limitation, Cuba, Iran, North Korea, Syria, the Crimea and non-government controlled areas of Ukraine (each a "Sanctioned Country"); or
(c)otherwise a target of any Sanctions, or acting on behalf of or at the direction of any Person described in paragraph (a) or (b) above.
20.24Anti-bribery and corruption
None of any Obligor or any of its Subsidiaries, nor to the knowledge of any Obligor, any director or officer of any Obligor or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of any applicable anti-bribery and corruption law, including but not limited to, the United Kingdom Bribery Act 2010 (the "UK Bribery Act") and the US Foreign Corrupt Practices Act of 1977 (the "FCPA") (the "Anti-Corruption Laws"). Furthermore, each Obligor and its Subsidiaries have conducted their businesses in compliance with the Anti-Corruption Laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
20.25ERISA Compliance
(a)No ERISA Event has occurred, is continuing or is reasonably likely to occur that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(b)Each Employee Plan has been operated and administered in accordance with its terms, ERISA, the Code and applicable law, and is in compliance in form with ERISA and the Code (including, where intended to be qualified under Section 401(a) of the Code, such Employee Plan has been determined by the IRS to be so qualified or is in the process of being approved by the IRS) and all other applicable federal, state or local laws and regulations save where any failure to comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)There are no actions, suits or claims pending against or involving an Employee Plan (other than routine claims for benefits) or, to the knowledge of any Obligor or any ERISA Affiliate, threatened, which would reasonably be expected to be asserted successfully against any Employee Plan and, if so asserted successfully, has or is reasonably likely to either singly or in the aggregate to have a Material Adverse Effect.
(d)To the knowledge of each Obligor and each ERISA Affiliate, no Multiemployer Plan is or is reasonably likely to become insolvent for purposes of Title IV of ERISA, except where any such insolvency would not reasonably be expected to have a Material Adverse Effect.
20.26Federal Reserve Regulations
(a)No Obligor is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

(b)None of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of buying or carrying any Margin Stock, for the purpose of reducing or retiring any Financial Indebtedness that was originally incurred to buy or carry any Margin Stock or for any other purpose which might cause all or any Loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulation U or Regulation X.
20.27Investment Companies
No Obligor or Subsidiary of an Obligor is or is required to be registered as an "investment company" under the US Investment Company Act of 1940.
20.28Australian Obligor not a Trustee
No Australian Obligor enters or has entered into any Finance Document as a trustee of any trust or settlement or holds any property as a trustee of any trust or settlement.
20.29Guarantor Coverage Requirement
As at the date of this Agreement:
(a)each of the Material Offshore Subsidiaries (determined by reference to the Original Financial Statements of the Company) is an Original Guarantor; and
(b)the Guarantor Coverage Requirement, determined by reference to the Original Financial Statements of the Company, is complied with.
20.30Beneficial Ownership Certification
As of:
(a)the first Utilisation Date, the information included in any Beneficial Ownership Certification delivered on or before the first Utilisation Date pursuant to paragraph (e) of Clause 21.8 ("Know your customer" checks) is true and correct in all respects; and
(b)as of the date delivered, the information included in each Beneficial Ownership Certification delivered pursuant to paragraph (b)(iv) of Clause 26.2 (Additional Guarantors) is true and correct in all respects.
20.31Repetition
The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on:
(a)the date of each Utilisation Request and the first day of each Interest Period; and
(b)in the case of an Additional Guarantor, the day on which the company becomes (or it is proposed that the company becomes) an Additional Guarantor.
21.INFORMATION UNDERTAKINGS
The undertakings in this Clause 21 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

21.1Financial statements
Subject to Clause 21.7 (Deemed delivery by Company), the Company shall supply to the Agent in sufficient copies for all the Lenders:
(a)within 55 days after the end of each of its financial quarters, its unaudited consolidated financial statements for that financial quarter;
(b)within 75 days after the end of each of its financial years, its audited consolidated financial statements for that financial year; and
(c)within 210 days after the end of each of its financial years, the audited consolidated financial statements of each Guarantor if such financial statements have been prepared for such Guarantor for that financial year, provided that if the audited consolidated financial statements of any Guarantor are not available for a financial year, the unaudited unconsolidated financial statements of that Guarantor for that financial year shall be delivered to the Agent within 210 days after the end of that financial year.
21.2Compliance Certificate
(a)The Company shall supply to the Agent, with each set of financial statements delivered pursuant to paragraph (a) or (b) of Clause 21.1 (Financial statements), a Compliance Certificate setting out:
(i)(in reasonable detail) computations as to compliance with Clause 22 (Financial Covenants) and the Guarantor Coverage Requirement as at the date as at which those financial statements were drawn up; and
(ii)(in the case of any Compliance Certificate delivered with each set of financial statements delivered pursuant to paragraph (a) of Clause 21.1 (Financial statements)), a list of the Material Offshore Subsidiaries and Relevant Offshore Subsidiaries as at the end of the financial reporting period to which those financial statements relate, provided that such list of Material Offshore Subsidiaries and Relevant Offshore Subsidiaries as set out in the Compliance Certificate (or, at any time before the delivery of the first Compliance Certificate, in the certificate from the Company referred to in paragraph 1(e) of Part I of Schedule 2 (Conditions Precedent)) shall, in the absence of manifest error, be conclusive and binding on all Parties; and
(iii)(in the case of any Compliance Certificate delivered with each set of financial statements delivered pursuant to paragraph (c) of Clause 21.1 (Financial statements)):
(A)the Cashflow received by the Group during the relevant financial year, provided that in respect of the Compliance Certificate delivered with respect to the audited consolidated financial statements of the Company for the financial year ending 31 December 2025 only, the Compliance Certificate shall set out the Cashflow received by the Group during the last Financial Quarter of that financial year;
(B)the net proceeds (if any) through the monetisation of Pipeline Assets and the Permitted Royalty Proceeds (if any) received by the Group during the relevant financial year;

(C)the updated Minority JV Cap and the updated Share Redemption Basket; and
(D)the aggregate Restricted Minority JV Investments and Share Redemption made since the date of this Agreement, if not already set out in any previous Compliance Certificate(s) (in reasonable detail).
(b)Each Compliance Certificate delivered pursuant to paragraph (a) above shall be signed by the chief executive officer (as a duly authorised officer), the chief financial officer (as a duly authorised officer), a director of the Company or any other authorised officer of the Company.
21.3Requirements as to financial statements
(a)Each set of financial statements delivered by the Company pursuant to Clause 21.1 (Financial statements) shall be certified by a director of the relevant company as:
(i)in the case of US GAAP, fairly present, in all material respects, the financial position of the Company and its consolidated subsidiaries (as required by US GAAP or such other accounting rules applicable to any applicable listing authority in the US as determined by the Company from time to time), and, in the case of any such unaudited financial statements, subject to normal year-end audit adjustments and the absence of footnotes; and
(ii)in the case of any Accounting Principles other than US GAAP, giving a true and fair view of (if audited) or fairly representing (if unaudited) its financial condition and operations (consolidated in the case of the Company) for the period to which they relate, save to the extent expressly disclosed in such financial statements.
(b)The Company shall procure that each set of financial statements of an Obligor delivered pursuant to Clause 21.1 (Financial statements) is prepared using US GAAP (or, in the case of any Obligor (other than the Company) any other Accounting Principles if and to the extent required under or in accordance with local laws or as that Obligor may elect from time to time), accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements for that Obligor unless, in relation to any set of financial statements, the Company notifies the Agent that there has been a change in the applicable Accounting Principles, the accounting practices or reference periods and its auditors (or, if appropriate, the auditors of the Obligor) deliver to the Agent:
(i)a description of any change necessary for those financial statements to reflect the applicable Accounting Principles, accounting practices and reference periods upon which that Obligor's Original Financial Statements were prepared; and
(ii)sufficient information, in form and substance as may be reasonably required by the Agent, to enable the Lenders to determine whether Clause 22 (Financial Covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and that Obligor's Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.
21.4Information: miscellaneous
The Company shall supply to the Agent (in sufficient copies for all the Finance Parties, if the Agent so requests in writing):
(a)(subject to Clause 21.7 (Deemed delivery by Company)) all documents dispatched by the Company to its shareholders (or any class of them) or its creditors generally at the same time as they are despatched;
(b)(subject to Clause 21.7 (Deemed delivery by Company)) promptly, any announcement, notice or other document relating specifically to the Company posted onto any electronic website maintained by any stock exchange on which shares in or other securities of the Company are listed or any electronic website required by any such stock exchange to be maintained by or on behalf of the Company;
(c)promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any Group Member which has or is reasonably likely to, if adversely determined and taken as a whole across the Group, have a Material Adverse Effect;
(d)promptly, such information as the Security Agent may reasonably require in writing about the Security Assets and compliance of the Transaction Obligors with the terms of any Transaction Security Documents;
(e)promptly upon becoming aware of them, the details of any judgment or order of a court, arbitral body or agency which is made against any Group Member, and which is reasonably likely to have a Material Adverse Effect;
(f)promptly, such further information regarding the financial condition, assets, business and operations of any Group Member or of the Group as any Finance Party (through the Agent) may reasonably request in writing (including, without limitation, any amplification or explanation of any item in the financial statements, budgets or other materials of or provided by any Obligor under the Finance Documents); and
(g)promptly, notice of any change in authorised signatories of any Transaction Obligor signed by a director or company secretary of such Transaction Obligor accompanied by specimen signatures of any new authorised signatories.
provided that (in the case of paragraph (c), (e) and (f)) the provision of such information to the Finance Parties is not restricted by confidentiality obligations (which confidentiality obligations are owing to persons that are not Group Members or Affiliates thereof, and are not entered into with a view to circumventing the requirement for disclosure to the Finance Parties under the Finance Documents), privilege, legal or regulatory restrictions (including stock exchange or listing rules) binding on any Obligor or Group Member.

21.5Notification of default
(a)Each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).
(b)Promptly upon a request by the Agent, the Company shall supply to the Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).
21.6Direct electronic delivery by Company
The Company may satisfy its obligation under this Agreement to deliver any information in relation to a Lender by delivering that information directly to that Lender in accordance with Clause 31.5 (Electronic communication) to the extent that Lender and the Agent agree to this method of delivery.
21.7Deemed delivery by Company
If an Obligor is obliged to deliver any information to any Finance Party under any Finance Document, that Obligor may discharge such obligation by making available such information on a publicly accessible electronic website, provided that:
(a)upon an enquiry made in writing by that Finance Party, that Obligor shall notify that Finance Party the URL of that publicly accessible electronic website on which the relevant information can be located; and
(b)notwithstanding anything to the contrary in this Agreement or any other Finance Document, if a Finance Party wishes to make an enquiry under paragraph (a) above, that Finance Party shall make such enquiry directly to the relevant Obligor (instead of through the Agent) and the relevant Obligor shall respond to such enquiry to that Finance Party directly (instead of through the Agent).
Each Lender hereby agrees and acknowledges that neither the Agent nor the Security Agent shall be responsible for (i) obtaining and/or retrieving any information made available by an Obligor on a publicly accessible electronic website or (ii) making any onward transmission or dissemination of such information to the Lenders.
21.8"Know your customer" checks
(a)Each Obligor shall promptly upon the request of the Agent or the Security Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any other Finance Party (including on behalf of any prospective new Finance Party)) or Security Agent (for itself or on behalf of any other Secured Party (including on behalf of any prospective new Secured Party)) (respectively) in order for the Agent, such other Finance Party, any prospective new Finance Party the Security Agent, such other Secured Party or any prospective new Secured Party (as the case may be) to conduct all "know your customer" and other similar procedures that it is required (or deems desirable) to conduct.

(b)Each other Finance Party shall promptly upon the request of the Agent or Security Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) or the Security Agent (for itself) in order for the Agent or Security Agent (as applicable) to conduct all "know your customer" and other similar procedures that it is required (or deems desirable) to conduct.
(c)The Company shall, by not less than 10 Business Days' prior written notice to the Agent, notify the Agent (which shall promptly notify the other Finance Parties) of its intention to request that one of its Subsidiaries becomes an Additional Guarantor pursuant to Clause 26 (Changes to the Obligors).
(d)Following the giving of any notice pursuant to paragraph (c) above, if the accession of such Additional Guarantor obliges the Agent or any other Finance Party to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, the Company shall promptly upon the request of the Agent or any other Finance Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any other Finance Party) or any Finance Party (for itself or on behalf of any prospective new Finance Party) in order for the Agent or such other Finance Party or such prospective new Finance Party to carry out and be satisfied it has complied with all "know your customer" and other similar checks that it is required (or deems desirable) to conduct pursuant to the accession of such Subsidiary to this Agreement as an Additional Guarantor.
(e)Upon the reasonable request of any Finance Party, the Company shall provide to the Agent (for itself or on behalf of any other Finance Party) a Beneficial Ownership Certification in relation to the Company or any member of the Group that qualifies as a "legal entity customer" under the Beneficial Ownership Regulation.
21.9Banking (Exposure Limits) Rules
(a)Each Obligor acknowledges that the Banking (Exposure Limits) Rules (Cap. 155S of the Laws of Hong Kong) and regulations in respect thereof in Hong Kong have imposed on certain Lenders certain limitations on advances to persons related or connected to the Bank Group of each Lender. By entering into this Agreement, each Obligor agrees that:
(i)it shall, to the best of its knowledge, notify a Lender (through the Agent) in writing if it is in any way related or connected to any member of the Bank Group in respect of that Lender; and
(ii)if it becomes aware that it is so related or connected at any time after the date of this Agreement, that it shall immediately notify the relevant Lender (through the Agent) in writing, and, in each case, in the absence of such notification, each Lender shall assume that no Obligor is in any way related or connected to any member of the Bank Group of that Lender.
Each Obligor may refer to Schedule 12 (Banking (Exposure Limits) Rules) for an explanation of when it may be considered related or connected to a member of a Bank Group for the purposes hereof.

(b)For the purposes of this Agreement:
(i)"Bank Group" means, in relation to a Lender, each holding company of that Lender, that Lender, their respective subsidiaries, related bodies corporate, associated entities and undertakings and any of their respective branches and member or office of the Bank Group shall be construed accordingly, provided that the "Bank Group" in relation to The Hongkong and Shanghai Banking Corporation Limited (as Lender) shall mean the HSBC Group.
(ii)"HSBC Group" means HSBC Holdings plc, its subsidiaries, related bodies corporate, associated entities and undertakings and any of their branches and member or office of the HSBC Group shall be construed accordingly.
21.10ERISA-Related Information
Each Obligor shall:
(a)promptly upon written request of the Agent, deliver thereto copies of each annual and other return, report or valuation with respect to each Employee Plan, as filed with any applicable governmental authority;
(b)promptly following receipt thereof and subject to receiving a written request therefor from the Agent, deliver to the Agent copies of:
(i)any documents described in Sections 101(k) or 101(l) of ERISA that any Obligor or any ERISA Affiliate may request with respect to any Multiemployer Plan; and
(ii)any documents described in Section 101(f) of ERISA that any Obligor or any ERISA Affiliate receives with respect to any Multiemployer Plan;
(c)promptly and in any event within 15 Business Days after any Obligor or any ERISA Affiliate knows that an ERISA Event has occurred and that such ERISA Event has or is reasonably likely to have a Material Adverse Effect, deliver to the Agent a statement of the finance director of the Company or other officer acceptable to the Agent (acting reasonably) of such Obligor describing such occurrence and the action, if any, that such Obligor or such ERISA Affiliate has taken and proposes to take with respect thereto; and
(d)promptly and in any event within 15 days after receipt thereof by any Obligor or any ERISA Affiliate, deliver to the Agent copies of each notice from the PBGC stating its intention to terminate any Employee Plan or to have a trustee appointed to administer any Employee Plan if the same has or is reasonably likely to have a Material Adverse Effect.
22.FINANCIAL COVENANTS
The undertakings in this Clause 22 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.
22.1Financial definitions
In this Agreement:

"Acceptable Bank" means:
(a)any commercial bank or financial institution whose rating of long or short term (as appropriate) unsecured debt instruments in issue (which are neither subordinated nor guaranteed) which meet one or more of the following requirements:
(i)A- by S&P Global Ratings, a division of S&P Global Inc. or Fitch Ratings Ltd (or higher) and/or
(ii)A3 by Moody's Investors Service Limited (or higher);
(b)any Original Lender or any of the Affiliates of any Original Lender; or
(c)any other bank or financial institution approved by the Agent (acting on the instructions of the Majority Lenders).
"Adjusted EBITDA" means, in respect of any period, the consolidated operating profit of the Group determined in accordance with US GAAP for that period (with each adjustment also determined under US GAAP):
(a)before deducting any interest, commission, fees, discounts, prepayment fees, bank fees and other financing fees, premiums or charges and other finance payments whether paid, payable or capitalised by any Group Member (calculated on a consolidated basis) in respect of that period;
(b)not including any accrued interest owing to any Group Member;
(c)after adding back any amount attributable to the amortisation, depreciation or impairment of assets whatsoever of Group Members and taking no account of the reversal of any previous impairment charge made in that period;
(d)before deducting the aggregate of all federal, state and local taxes based on income, profits, gains or revenue, including federal, state, provincial, territorial, local, foreign, unitary, excise, property, franchise and similar taxes and foreign withholding and similar taxes of such person paid or accrued during such period, including any penalties and interest relating to any tax examinations (including any additions to such taxes, and any penalties and interest with respect thereto);
(e)before taking into account any unrealised gains or losses on any financial instrument (other than any derivative instrument which is accounted for on a hedge accounting basis);
(f)after adding back any costs or expenses incurred by Company or a Group Member pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement;
(g)before taking into account any gain or loss arising from an upward or downward revaluation of any other asset at any time;
(h)before taking into account any Pension Items;
(i)after adding back the proceeds of any business interruption insurance;
(j)after adding back any scheduled Milestone Payments and Upfront Payments;

(k)after adding back acquired in-process research and development expense of any assets of the Group;
(l)after adding back (i) any Permitted Royalty Proceeds received and/or (ii) any revenue received in respect of any sales of royalties or royalty receivables in respect of Pipeline Assets;
(m)before taking into account adjustments relating to adjusting provisional fair value measurements for acquired assets and liabilities to their final fair values under the acquisition method of accounting for business combinations;
(n)excluding any non-cash charges or adjustments, including any write-offs or write-downs reducing net income for such period and purchase accounting;
(o)after deducting (to the extent otherwise included) any gain over book value arising in favour of a Group Member in the disposal of any asset (not being any disposals made in the ordinary course of trading) during such period and any gain arising on any revaluation of any asset during such period; and
(p)after adding back (to the extent otherwise deducted) any loss against book value incurred by a Group Member on the disposal of any asset (not being any disposal made in the ordinary course of trading) during such period and any loss arising on any revaluation of any asset during such period, in each case, to the extent added, deducted or taken into account, as the case may be, for the purposes of determining operating profits of the Group before taxation.
"Available Offshore Cash" means, at any time:
(a)any Cash; and
(b)any Cash Equivalent Investments,
in each case, if and to the extent that such Cash and Cash Equivalent Investments are held by the relevant Group Member(s), or credited to one or more than one account(s) located outside of the PRC.
"Cash" means, at any time, cash in hand or at bank and (in the latter case) credited to an account in the name of a Group Member and to which that Group Member is alone (or together with other Group Members) beneficially entitled and for so long as:
(a)that cash is repayable within 90 days after the relevant date of calculation;
(b)repayment of that cash is not contingent on the prior discharge of any indebtedness of any person;
(c)there is no Security over that cash except for any Security constituted by a netting or set-off arrangement entered into by any Group Member in the ordinary course of its banking arrangements; and
(d)the cash is freely and (except as mentioned in paragraph (a) above) immediately available to be applied in repayment or prepayment of the Facilities,

provided that Cash shall include cash in transit or in tills or payments made by cheques or debit cards or credit cards in favour of any Group Member which are yet to be received in cleared funds ("Cash-In-Transit") if and to the extent that such Cash-In-Transit is treated as "cash" under the balance sheet of the Company as prepared from time to time in accordance with current and/or historical accounting practices of the Company and US GAAP (in which case such Cash-In-Transit shall be included as Cash).
"Cash Equivalent Investments" means, at any time:
(a)time deposit accounts, certificates of deposit, banker's acceptances, money market deposits and other bank deposits maturing within (other than in the case of banker's acceptances) one year or (in the case of banker's acceptances) 180 days after the relevant date of calculation and issued or held by an Acceptable Bank;
(b)any investment in marketable debt obligations issued or guaranteed by the government of the United States of America, Canada, the United Kingdom, Switzerland, any member state of the European Economic Area or any Participating Member State or by an instrumentality or agency of any of them having an equivalent credit rating, maturing within one year after the relevant date of calculation and not convertible or exchangeable to any other security;
(c)receivables under any repurchase agreement entered into between a Group Member (as seller) and an Acceptable Bank (as purchaser) for the obligations of the relevant government described in paragraph (b) above, with maturities of not more than 360 days from the date of such repurchase agreement and for the stated price thereof in such agreement;
(d)commercial paper not convertible or exchangeable to any other security:
(i)for which a recognised trading market exists;
(ii)issued by an issuer incorporated in the United States of America, Canada, the United Kingdom, any member state of the European Economic Area or any Participating Member State;
(iii)which matures within one year after the relevant date of calculation; and
(iv)which has a credit rating of either A-1 or higher by S&P Global Ratings or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investors Service Limited, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit enhanced debt obligations, an equivalent rating;
(e)sterling bills of exchange eligible for rediscount at the Bank of England and accepted by an Acceptable Bank (or their dematerialised equivalent);
(f)any investment in money market funds which:
(i)have a credit rating of either AAAm or higher by S&P Global Ratings or AAAmmf or higher by Fitch Ratings Ltd or Aaa-mf or higher by Moody's Investors Service Limited;
(ii)invest substantially all their assets in securities of the types described in paragraphs (a) to (e) above; and

(iii)can be turned into cash on not more than 30 days' notice; or
(g)any other debt security approved by the Majority Lenders, in each case, to which any Group Member is alone (or together with other Group Member) beneficially entitled at that time and which is not issued or guaranteed by any Group Member or subject to any Security (other than Transaction Security).
"Cashflow" means, in respect of any Relevant Period, Adjusted EBITDA for that Relevant Period after:
(a)adding the amount of any decrease (and deducting the amount of any increase) in Working Capital for that Relevant Period;
(b)adding the amount of any cash receipts during that Relevant Period in respect of any Tax rebates, refunds or credits and deducting the amount actually paid or due and payable in respect of Taxes during that Relevant Period by any Group Member (other than, in the case of cash receipts, proceeds to be applied in mandatory prepayment of the Facilities and the subject of any reinvestment rights under this Agreement);
(c)adding the amount of any increase in provisions, other non-cash debits and other non-cash charges (which are not Current Assets or Current Liabilities) and deducting the amount of any non-cash credits (which are not Current Assets or Current Liabilities) in each case to the extent taken into account in establishing Adjusted EBITDA;
(d)adding (to the extent not already taken into account when determining Adjusted EBITDA) the amount of any dividend or other profit distribution received in cash by any Group Member during that Relevant Period from any entity which is itself not a Group Member and deducting (to the extent not already deducted when determining Adjusted EBITDA) the amount of any dividends paid in cash during the Relevant Period to minority shareholders in any Group Member;
(e)adding realised exchange gains and minus realised exchange losses to the extent not taken into account in Adjusted EBITDA to the extent of their cash impact on the Group; and
(f)deducting the amount of any capital expenditure actually made or due to be made in cash during that Relevant Period by any Group Member, and so that no amount shall be added (or deducted) more than once.
"Cash Interest Cover Ratio" means, in respect of any Relevant Period, the ratio of (i) the beginning cash balance of that Relevant Period plus the Cashflow in respect of that Relevant Period to (ii) the Consolidated Finance Charges for that Relevant Period.
"Consolidated Finance Charges" means, for any Relevant Period, the aggregate amount of the accrued interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments in respect of Indebtedness for Borrowed Money paid or payable by any Group Member (calculated on a consolidated basis) in cash in respect of that Relevant Period:
(a)excluding any upfront fees or costs which are included as part of effective interest rate adjustments;

(b)including the interest (but not the capital) element of payments in respect of any Finance Lease;
(c)excluding any interest cost, capital interest, the amount of any discount amortised, other non-cash charges or expected return on plan assets in relation to any post-employment benefit schemes during the Relevant Period;
(d)including any commission, fees, discounts and/or other finance payments payable by (and deducting any such amounts payable to) any Group Member under any interest rate hedging arrangement;
(e)excluding (for the avoidance of any doubt) any interest in respect of any Permitted Intra-Group Financial Indebtedness;
(f)taking no account of any unrealised gains or losses on any derivative instruments, financial instruments or hedging obligations other than any derivative instruments which are accounted for on a hedge accounting basis (under US GAAP);
(g)excluding the Group's share of finance costs and interests receivable of any Joint Venture; and
(h)excluding amortisation of transaction costs,
and so that no amount shall be added (or deducted) more than once.
"Consolidated Total Net Debt" means, at any time, the aggregate amount of all obligations of the Group for and in respect of Indebtedness for Borrowed Money as determined from the financial statements of the Group prepared in accordance with US GAAP then most recently delivered under paragraph (a) or (b) of Clause 21.1 (Financial statements) but:
(a)(for the avoidance of doubt) not including any such obligations to any Group Member and/or any such obligations under any Permitted Intra-Group Financial Indebtedness; and
(b)deducting the aggregate amount of unrestricted Cash and Cash Equivalent Investments held by any Group Member at that time.
"Contractual Obligations" means, as to any person, any provision of any security issued by such person or of any agreement, instrument or other undertaking to which such person is a party or by which it or any of its property is bound, howsoever described.
"Current Assets" means the aggregate (on a consolidated basis) of all inventory, work in progress, trade and other receivables of each Group Member including prepayments in relation to operating items and sundry debtors (but excluding Cash and Cash Equivalent Investments) expected to be realised within twelve months from the date of computation but excluding amounts in respect of:
(a)receivables in relation to Tax;
(b)insurance claims; and
(c)any interest owing to any Group Member.

"Current Liabilities" means the aggregate (on a consolidated basis) of all liabilities (including trade creditors, accruals and provisions) of each Group Member expected to be settled within twelve months from the date of computation but excluding amounts in respect of:
(a)liabilities for Indebtedness for Borrowed Money and Consolidated Finance Charges;
(b)liabilities for Tax;
(c)insurance claims; and
(d)liabilities in relation to dividends declared but not paid by the Company or by a Group Member in favour of a person which is not a Group Member.
"Drug Acquisition" means any acquisition (including any license or any acquisition of any license) of all or any portion of the rights in respect of one or more drugs or pharmaceutical products (and related property and/or assets), whether in development or on market.
"Equity" means, as of any Test Date, the total consolidated shareholders' equity of the Group (minus the amount of the total consolidated shareholders' equity of the Group which is attributable to minority interests) as determined in accordance with the generally accepted accounting principles in the US, but excluding at all times and in all circumstances the amount of any consolidated foreign currency translation adjustment during the period from the date of this Agreement up to and including the final maturity date of the Facilities (as if there were no loans or commitments under this Agreement), as measured by subtracting the cumulative translation adjustment balance as recorded in the financial statements as of that Test Date from the cumulative translation adjustment balance from the financial quarter prior to the date of this Agreement, and provided further that at all times and in all circumstances, no deductions shall be made in respect of:
(a)any Permitted Royalty Receivables Sale (including, for the avoidance of doubt, any Permitted Royalty Proceeds); and/or
(b)any sale of royalties regarding Pipeline Assets,
which in each case are or may otherwise be characterised or classified as debt, liabilities or any other deduction pursuant to, or in accordance with, US GAAP.
"Excluded Items" means:
(a)any indebtedness for or in respect of paragraph (g) of the definition of "Financial Indebtedness";
(b)any liabilities and obligations listed in paragraphs (b), (c) and (d) of the definition of "Indebtedness for Borrowed Money"; and
(c)(if and to the extent included as Financial Indebtedness (other than paragraph (g) of the definition thereof) under US GAAP) any contingent liabilities and obligations in respect of Milestone Payments which may become due and payable by any Group Member.
"Financial Quarter" means each of the four quarterly reporting periods of the Company ending on or about 31 March, 30 June, 30 September and 31 December of each year.

"Indebtedness for Borrowed Money" means Financial Indebtedness save for, and at all times excluding:
(a)any indebtedness for or in respect of paragraphs (g) or (h) of the definition of "Financial Indebtedness";
(b)the amount of any liabilities and obligations in respect of all and any Cash Management Services if and to the extent that any such liabilities and obligations are not treated as debt under the balance sheet of the Company as prepared from time to time in accordance with (i) current and/or historical accounting practices of the Company and (ii) US GAAP (in which case such liabilities and obligations shall not be included as Financial Indebtedness);
(c)(if and to the extent that any of the following obligations, liabilities or other amounts is not treated as debt under the balance sheet of the Company as prepared from time to time in accordance with current and/or historical accounting practices of the Company and US GAAP (in which case such obligations, liabilities or other amounts shall not be included as Financial Indebtedness)):
(i)contingent obligations incurred in the ordinary course of business;
(ii)any prepayments of deposits received from clients or customers in the ordinary course of business;
(iii)obligations under any license, permit or other approval (or Guarantees given in respect of such obligations) incurred prior to the date of this Agreement or in the ordinary course of business;
(iv)in connection with the purchase by any Group Member of any business, any post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing;
(v)any indebtedness under any operating lease;
(vi)any obligations in respect of workers' compensation claims, early retirement or termination obligations, pension related or postemployment related liabilities, obligations or contributions or similar claims, obligations or contributions or social security or wage Taxes;
(vii)any joint and several liability or any netting or set-off arrangement arising in each case by operation of law as a result of the existence or establishment of a fiscal unity for corporate income tax or value added tax purposes in any jurisdiction of which the Company or any Subsidiary is or becomes a member;
(viii)any indebtedness represented by shares (except for shares redeemable mandatorily or at the option of the holder prior to the financial maturity date of the Facilities);
(ix)all contingent liabilities under a guarantee, indemnity, bond, standby or documentary letter of credit or other similar instruments unless the underlying liability covered by such instrument has become due and payable and remains unpaid;

(x)any liabilities and obligations arising under any interest rate hedging transaction or foreign exchange for spot or forward delivery entered into in connection with protection against fluctuation in interest or currency rates where that interest rate exposure arises as a result of the then existing Financial Indebtedness at that time and in the case of foreign exchange, where that exposure arises in the ordinary course of trading, but excluding a foreign exchange transaction for investment or speculative purposes as long as any such transactions are entered into with any Finance Party;
(xi)indebtedness of any other person appearing on the balance sheet of the Company solely by reason of push down accounting under US GAAP;
(xii)liabilities in relation to minority interests; and
(xiii)any Financial Indebtedness arising from agreements providing for guarantees, indemnification, obligations in respect of earn-outs or other adjustments of purchase price or, in each case, similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business or assets or person or any Investments relating to a Subsidiary (other than guarantees, indemnification or obligations in respect of Financial Indebtedness incurred by any person acquiring or disposing of such business or assets or such Subsidiary for the purpose of financing such acquisition or disposition);
(d)
(i)any Permitted Royalty Proceeds; and
(ii)any revenue received in respect of any sale of royalty or royalty receivables in respect of any Pipeline Assets; and
(e)the amount of any liability in respect of any guarantee for any Financial Indebtedness (if and to the extent that such underlying Financial Indebtedness is already counted towards Indebtedness for Borrowed Money).
"Milestone Payments" means, in respect of any period, payments made pursuant to the Contractual Obligations during that period in connection with any Drug Acquisition or any option or any arrangement with respect to any Drug Acquisition to sellers (or licensors) based on the achievement of specified revenue, profit or other performance targets (financial or otherwise).
"Net Leverage Ratio" means, in respect of any Relevant Period, the ratio of:
(a)the greater of (i) Consolidated Total Net Debt as at the end of that Relevant Period and (ii) US$0; to
(b)Adjusted EBITDA in respect of that Relevant Period.
"Pension Items" means any income or charge attributable to a post-employment benefit scheme other than the current service costs and any past service costs and curtailments and settlements attributable to the scheme.
"Relevant Period" means each period of 12 months ending on a Test Date.
"Test Date" means the last day of each Financial Quarter of the Company.

"Upfront Payments" means, in respect of any period, any upfront or similar payments made during that period in connection with any drug or pharmaceutical product research and development or collaboration arrangements or the closing of any Drug Acquisition.
"Working Capital" means, on any date, Current Assets minus Current Liabilities.
22.2Financial condition
(a)The Company shall ensure that as at any Test Date, the Net Leverage Ratio in respect of the Relevant Period ending on that Test Date shall not exceed 2.5:1.0.
(b)The Company shall ensure that Equity shall not, at any time, be less than US$2,700,000,000 (or its equivalent in other currencies).
(c)The Company shall ensure that the Cash Interest Cover Ratio for each Relevant Period (ending on each Test Date falling on or after 30 September 2025) shall not be less than 5.0:1.0.
(d)The Company shall ensure that:
(i)the aggregate amount of Financial Indebtedness (including contingent liabilities, if any, but excluding the Excluded Items in all circumstances from Financial Indebtedness) of the Group (on a consolidated basis) shall not at any time exceed US$2,000,000,000 (or its equivalent in other currencies); and
(ii)the aggregate amount of Financial Indebtedness (including contingent liabilities, if any, but excluding the Excluded Items in all circumstances from Financial Indebtedness) of the PRC Group Members (on a consolidated basis) shall not at any time exceed US$500,000,000 (or its equivalent in other currencies).
(e)The Company shall ensure that the aggregate amount of Available Offshore Cash held by the Obligors shall not at any time be less than US$500,000,000 (or its equivalent in other currencies) (or such lower amount the Agent (acting on the instructions of the Majority Lenders) may agree from time to time).
22.3Financial testing
The financial covenants set out in Clause 22.2 (Financial condition) shall be tested by reference to each of the financial statements of the Group delivered pursuant to paragraphs (a) and (b) of Clause 21.1 (Financial statements) and/or each Compliance Certificate delivered pursuant to Clause 21.2 (Compliance Certificate).
23.GENERAL UNDERTAKINGS
The undertakings in this Clause 23 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.
23.1Authorisations
(a)Each Obligor shall promptly:
(i)obtain, comply with and do all that is necessary to maintain in full force and effect; and

(ii)supply certified copies to the Agent of,
any Authorisation required under any law or regulation of a Relevant Jurisdiction to:
(A)enable it to perform its obligations under the Finance Documents;
(B)ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document; and
(C)carry on its business where failure to do so has or might reasonably be expected to have a Material Adverse Effect.
(b)Each Obligor shall promptly make the registrations and comply with the other applicable requirements specified in Clause 20.8 (No filing or stamp taxes).
23.2Compliance with laws
(a)Each Obligor shall (and the Company shall ensure that each other Group Member will) comply in all respects with all laws to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents.
(b)Without limiting the generality of paragraph (a) above, in relation to each Facility A Loan and for the benefits of each Lender under Facility A, the Company shall comply with all reporting duties in respect of its intra-Group connection transactions set out in Article 17 of the Guidelines on Risk Management of Group Customer Credit Business of Commercial Banks (Revised 2010) (as amended or supplemented from time to time).
(c)Each Group Member may make any public announcement or disclosure and may file publicly any document with any Governmental Authority or stock exchange upon which its securities are listed, including but not limited to this Agreement and the Finance Documents, that is determined, in their or its sole discretion, as the case may be, to be necessary or appropriate in order to comply with applicable securities laws, any Governmental Authority, or any stock exchange rule to which such Group Member or Group Members may be subject. In making any such announcement, disclosure, or filing, the disclosing party shall take all reasonable precautions as may be necessary and customary to protect commercially sensitive information that is not otherwise mandated to be disclosed.
23.3Pari passu ranking
Each Obligor shall ensure that at all times its payment obligations under the Finance Documents rank and continue to rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by laws applying to companies generally.

23.4Negative pledge
In this Clause 23.4, "Quasi-Security" means an arrangement or transaction described in paragraph (b) below.
(a)Subject to paragraph (c) below and Clause 23.30 (Overarching provision), no Obligor shall (and the Company shall ensure that no other Group Member will) create or permit to subsist any Security over any of its assets (including, for the avoidance of doubt and without limitation, any Equity Interests).
(b)Subject to paragraph (c) below and Clause 23.30 (Overarching provision), no Obligor shall (and the Company shall ensure that no other Group Member will):
(i)sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by any Obligor or any Group Member;
(ii)sell, transfer or otherwise dispose of any of its receivables on recourse terms;
(iii)enter into or permit to subsist any title retention arrangement;
(iv)enter into or permit to subsist any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts;
(v)enter into or permit to subsist any other preferential arrangement having a similar effect; or
(vi)enter into any deemed security interest under section 12(3) of the PPSA which does not secure payment or performance of an obligation, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.
(c)Paragraphs (a) and (b) above do not apply to:
(i)any Security or Quasi-Security created pursuant to any Finance Document;
(ii)any Security or Quasi-Security over any assets of any Group Member where such assets are situated inside the PRC;
(iii)any Security or Quasi-Security over any Equity Interests in a Permitted Joint Venture, provided that:
(A)the grant of such Security or Quasi-Security is in connection with or related or ancillary to any commercial activities which a Group Member (acting reasonably) considers in good faith to be typical or customary in the lift sciences and/or biotechnology sector;

(B)the recipient(s) or beneficiary(ies) of such obligations do not have the benefit of any recourse to any Group Member other than:
(1)that Permitted Joint Venture;
(2)the Equity Interests in that Permitted Joint Venture; and
(3)assets of that Permitted Joint Venture; and
(C)(if that Permitted Joint Venture is a Subsidiary (but not a Minority JV) and such obligations are Financial Indebtedness) the incurrence and subsistence of such Financial Indebtedness will not, on a pro forma basis, result in a breach of any of the financial covenants under Clause 22 (Financial Covenants);
(iv)any Security or Quasi-Security listed in Schedule 9 (Existing Security), but only to the extent the principal amount secured by that Security or Quasi-Security does not exceed the amount stated in that Schedule, provided that if any debt secured by any Permitted Security falling under this paragraph (c)(iv) is being refinanced, any Security or Quasi-Security which:
(A)subsists over the same assets that were subject to that Permitted Security immediately prior to such refinancing; and
(B)secures the refinancing debt (if and to the extent that the principal amount of such refinancing debt does not exceed the relevant principal amount stated in Schedule 9 (Existing Security)),
(C)shall constitute Permitted Security under this paragraph (c)(iv);
(v)any netting or set-off arrangement entered into by any Group Member in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;
(vi)any payment or close-out netting or set-off arrangement pursuant to any hedging transaction entered into by a Group Member for the purpose of:
(A)hedging any risk to which any Group Member is exposed in its ordinary course of trading; or
(B)its interest rate or currency management operations which are carried out in the ordinary course of business and for non-speculative purposes only, excluding, in each case, any Security or Quasi-Security under a credit support arrangement in relation to a hedging transaction;

(vii)any Security or Quasi Security arising from any cash collateral arrangement (including any cash in blocked accounts) in favour of the issuer(s) of letters of credit, bank guarantees or similar credit support instruments where such instruments are issued to support the Core Business of the Group (including any Permitted Joint Ventures, strategic partnerships and/or supply chain arrangements involving Group Member(s) and third parties);
(viii)any Security or Quasi-Security securing any amounts payable by a Group Member under the Cash Management Services;
(ix)any Security or Quasi-Security (including statutory, common law or contractual rights of set-off) arising in connection with any Permitted Cash Pooling (excluding, for the avoidance of doubt, any Security or Quasi-Security under any credit support arrangement which secures obligations of persons that are not Group Members);
(x)any Security or Quasi-Security granted to a financial institution or a clearing house on that financial institution's or clearing house's standard terms and conditions or under applicable law in respect of accounts and banking services;
(xi)any lien arising by operation of law and in the ordinary course of trading provided that the debt which is secured thereby is paid when due or contested in good faith by appropriate proceedings and properly provisioned;
(xii)any Security or Quasi-Security arising under section 12(3) of the PPSA which does not secure any payment obligation or any obligation to perform;
(xiii)any Security or Quasi-Security over or affecting any asset acquired by a Group Member after the date of this Agreement if:
(A)the Security or Quasi-Security was not created in contemplation of the acquisition of that asset by a Group Member;
(B)the principal amount secured has not been increased in contemplation of or since the acquisition of that asset by a Group Member; and
(C)the Security or Quasi-Security is removed or discharged within six months of the date of acquisition of such asset;
(xiv)any Security or Quasi-Security over or affecting any asset of any person which becomes a Group Member after the date of this Agreement, where the Security or Quasi-Security is created prior to the date on which that person becomes a Group Member, if:
(A)the Security or Quasi-Security was not created in contemplation of the acquisition of that person;
(B)the principal amount secured has not been increased in contemplation of or since the acquisition of that person; and
(C)the Security or Quasi-Security is removed or discharged within six months of that person becoming a Group Member;

(xv)any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a Group Member in the ordinary course of trading and on the supplier's standard or usual terms and not arising as a result of any default or omission by any Group Member;
(xvi)any Security or Quasi-Security arising from any escrow arrangement for or in respect of any Royalty Receivables Sale Consideration and/or any Permitted Royalty Proceeds paid and/or payable to any Group Member;
(xvii)any Security or Quasi-Security arising from or granted or provided in relation to any "true sale" arrangement in relation to any Permitted Royalty Receivables Sale (including any Security or Quasi-Security over any royalty payments (the receivables in respect of which are the subject of any Permitted Royalty Receivables Sale) received by any Group Member) and/or any sale of royalties in relation to Pipeline Assets;
(xviii)any Security or Quasi-Security over the assets of Group Member the aggregate book value of which (when aggregated with the aggregate book value of all other assets of the Group Members subject to Security or Quasi-Security falling under this paragraph) does not, in any financial year of the Company, exceed the greater of:
(A)US$367,274,000 (or its equivalent in any other currency or currencies); and
(B)10 per cent. of Consolidated Net Tangible Assets of the Group determined by reference to the most recent annual audited consolidated financial statements of the Company delivered to the Agent pursuant to paragraph (b) of Clause 21.1 (Financial statements) and the Compliance Certificate supplied by the Company with such financial statements (which, as at the date of this Agreement and prior to the first delivery by the Company of its annual audited consolidated financial statements in accordance with paragraph (a) of Clause 21.1 (Financial statements), are the Original Financial Statements of the Company); or
(xix)any Security or Quasi-Security with the prior written consent of the Majority Lenders,
(together, the "Permitted Security").
(d)Subject to Clause 23.30 (Overarching provision), none of the exceptions listed in paragraphs (c)(ii) to (c)(xviii) above shall apply to any Security or Quasi-Security over any of the Restricted Assets (except any lien arising by operation of law and/or (in relation to the New Jersey Property only) any lien arising in the ordinary course of trading).

23.5Disposals
(a)Subject to paragraph (b) below and Clause 23.30 (Overarching provision), no Obligor shall (and the Company shall ensure that no other Group Member will), enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, licence, transfer or otherwise dispose of any asset.
(b)Paragraph (a) above does not apply to any sale, lease, licence, transfer or other disposal:
(i)of trading stock made in the ordinary course of trading of the disposing entity;
(ii)of Cash or Cash Equivalent Investments, provided that any such disposal does not result in a breach of any of the financial covenants set out in Clause 22.2 (Financial condition);
(iii)of assets (other than Equity Interests in any person, businesses, Real Property or Intellectual Property) in exchange for other assets comparable or superior as to type, value and quality and for a similar purpose (other than an exchange of a non-cash asset for cash);
(iv)of:
(A)obsolete or redundant vehicles;
(B)plant;
(C)equipment;
(D)Intellectual Property; or
(E)Pipeline Assets and/or non-core assets,
in each case for (including, but not limited to) Cash, Cash Equivalent Investments, Equity Interests, non-cash assets or any other payment in kind or non-cash consideration, whereas "non-core assets" means, at any time, those assets which, in the reasonable opinion of the Company, are not necessary or critical to the core operations of the Core Business of the Group;
(v)of assets (other than Equity Interests in any person, businesses or Intellectual Property) in exchange for other assets reasonably comparable or superior as to type or quality for use in the business;
(vi)of any assets by a Group Member to another Group Member, including (for the avoidance of any doubt) any disposal pursuant to a Permitted Intra-Group Transfer or a Permitted Reorganisation;

(vii)of any assets to a Permitted Joint Venture, provided that if the assets subject of any disposal comprise any Pipeline Assets and/or any Permitted Royalty Proceeds, the disposal of such Pipeline Assets and/or any Permitted Royalty Proceeds to a Permitted Joint Venture shall be made on arm's length terms and for fair value (determined by the Company acting in good faith) and the consideration for such disposal payable to the relevant Group Member may take the form of (without limitation) Cash, Cash Equivalent Investments, Equity Interests, non-cash assets or any other payment in kind or non-cash consideration);
(viii)constituted by any lease or licence of Real Property either:
(A)by any Group Member in favour of another Group Member; or
(B)by any Group Member in favour of any person (which is not a Group Member) which is on arm's length terms and for fair value (determined by the Company acting in good faith);
(ix)constituted by a licence of Intellectual Property;
(x)of assets compulsorily acquired by any governmental authority which does not have, and is not reasonably likely to have, a Material Adverse Effect;
(xi)arising as a result of any Permitted Security or Permitted Transaction;
(xii)of assets (other than Equity Interests in any person) pursuant to any committed contractual arrangements binding on Group Members existing as at the date of this Agreement, provided that such disposal is disclosed to the OMLAB before the date of this Agreement (unless such disposal is made in the ordinary course of business of the Group, in which case such prior disclosure requirement does not apply);
(xiii)of receivables pursuant to any arrangement entered into by any Group Member for the factoring of receivables for cash payable at about the time of disposal on a non-recourse basis (other than the provision of customary warranties as to title by that Group Member);
(xiv)of Royalty Receivables for Cash, Cash Equivalent Investments, Equity Interests, non-cash assets or any other payment in kind or non-cash considerations to or in favour of any person (which is not a Group Member) pursuant to any Royalty Receivables Sale, provided that:
(A)that Royalty Receivables Sale is made under, in connection with or pursuant to any of the Grandfathered Contracts, provided that the implementation of that Royalty Receivables Sale does not, and could not reasonably be expected to, a Material Adverse Effect; or
(B)(if that Royalty Receivables Sale is not made under, in connection with or pursuant to any of the Grandfathered Contracts) the Royalty Receivables Sale Consideration of that Royalty Receivables Sale (when aggregated with the aggregate Royalty Receivables Sale Consideration of each other Royalty Receivable Sale falling under this paragraph (B)) does not exceed, in any financial year of the Company, an amount equal to the higher of:

(1)US$50,000,000 (or its equivalent); and
(2)7.50 per cent. of Adjusted EBITDA of the Group determined by reference to the most recent annual audited consolidated financial statements of the Company delivered to the Agent pursuant to paragraph (b) of Clause 21.1 (Financial statements) and the Compliance Certificate supplied by the Company with such financial statements (which, as at the date of this Agreement and prior to the first delivery by the Company of its annual audited consolidated financial statements in accordance with paragraph (a) of Clause 21.1 (Financial statements), are the Original Financial Statements of the Company);
(xv)of assets (other than Equity Interests in any Obligor and other than any Royalty Receivables) for Cash where the higher of the book value and net consideration receivable (when aggregated with the higher of the book value and net consideration receivable in respect of all other assets subject of any disposal falling under this paragraph (xv)) does not exceed, in any financial year of the Company, an amount equal to the higher of:
(A)US$100,000,000 (or its equivalent); and
(B)15 per cent. of Adjusted EBITDA of the Group determined by reference to the most recent annual audited consolidated financial statements of the Company delivered to the Agent pursuant to paragraph (b) of Clause 21.1 (Financial statements) and the Compliance Certificate supplied by the Company with such financial statements (which, as at the date of this Agreement and prior to the first delivery by the Company of its annual audited consolidated financial statements in accordance with paragraph (a) of Clause 21.1 (Financial statements), are the Original Financial Statements of the Company); or
(xvi)as otherwise approved by the Majority Lenders,
(together, the "Permitted Disposals").
(c)Subject to Clause 23.30 (Overarching provision), none of the exceptions listed in paragraphs (b)(i) to (b)(xv) above:
(i)shall apply to a sale, transfer or other disposal of any Restricted Assets;
(ii)(if involving a sale, lease, licence, transfer or other disposal of assets to or in favour of Minority JV(s)) may directly result in the aggregate amount of all Restricted Minority JV Investments made since the date of this Agreement exceeding the Minority JV Cap (it being unconditionally and irrevocably agreed and acknowledged by each Finance Party that any Restricted Minority JV Investments subsisting as at the date of this Agreement shall not be counted towards the Minority JV Cap);
(iii)may permit a sale, transfer or other disposal of any of the Restricted JV Assets to or in favour of a Permitted Joint Venture which is a Group Member (whether for cash consideration or otherwise); or

(iv)may permit a sale, transfer or other disposal of any of the Restricted Minority JV Assets to or in favour of a Permitted Joint Venture which is a Minority JV (whether for cash consideration or otherwise).
23.6Merger
(a)No Obligor shall (and the Company shall ensure that no other Group Member will) enter into any amalgamation, demerger, merger or corporate reconstruction (a "Reorganisation").
(b)Paragraph (a) above does not apply to:
(i)any sale, lease, transfer or other disposal permitted pursuant to Clause 23.5 (Disposals);
(ii)a Permitted Intra-Group Transfer; and/or
(iii)a Reorganisation on a solvent basis if all of the following conditions are satisfied (a "Permitted Reorganisation"):
(A)no Default is continuing at the time such Reorganisation is entered into or would result from such Reorganisation;
(B)all the financial covenants under Clause 22 (Financial Covenants):
(1)have been fully complied with as at the most recent Test Date immediately before such Reorganisation; and
(2)will be fully complied with, on a pro forma basis (taking into account the impact of such Reorganisation), immediately after the completion of such Reorganisation;
(C)the implementation or completion of such Reorganisation does not have, and is not reasonably likely to have, a Material Adverse Effect; and
(D)either such Reorganisation does not involve any Obligor or if it involves any Obligor:
(1)such Obligor is the surviving entity of such Reorganisation; and
(2)all of the obligations expressed to be binding on or assumed by such Obligor under the Finance Documents shall be and continue to be legal, valid, binding and enforceable as against such Obligor after such Reorganisation.

(c)Subject to Clause 23.30 (Overarching provision), none of the exceptions under paragraph (b) may result in (I) any of the Restricted JV Assets being transferred to, or invested in, any Permitted Joint Venture which is a Group Member or (II) any of the Restricted Minority JV Assets being transferred to, or invested in, any Permitted Joint Venture which is a Minority JV.
23.7Acquisitions and Joint Ventures
(a)No Obligor shall (and the Company shall ensure that no other Group Member will):
(i)acquire any company, business, assets or undertaking or make any investment; or
(ii)enter into, invest in or acquire (or agree to acquire) any shares, stocks, securities or other interest in any Joint Venture.
(b)Paragraph (a) above does not apply to:
(i)an acquisition or investment (any of such transactions, a "transaction") if all of the following conditions are satisfied (a "Permitted Acquisition"):
(A)no Default is continuing at the time such transaction is made or would result from such transaction;
(B)all the financial covenants under Clause 22 (Financial Covenants):
(1)have been fully complied with as at the most recent Test Date immediately before such transaction; and
(2)will be fully complied with, on a pro forma basis (taking into account the impact of such transaction), immediately after the completion of such transaction;
(C)the implementation or completion of such transaction does not have, and is not reasonably likely to have, a Material Adverse Effect; and
(D)such transaction involves either (1) the acquisition of all or a majority stake in any public limited company or private limited company, undertaking, partnership or similar form of a vehicle thereby resulting in such vehicle becoming a Group Member or (2) a Minority Stake Acquisition, provided that (for the avoidance of doubt), this paragraph (b)(i) does not apply to entry into or investment in any Joint Venture;
(ii)entry into any Permitted Joint Venture;

(iii)investment in (including by way of loans to, or subscription of Equity Interests in, and/or any sale, lease, licence, transfer or other contribution or disposal of any assets to) any Permitted Joint Venture, provided that any such investment will not result in (if that Permitted Joint Venture is a Minority JV) the aggregate amount of all Restricted Minority JV Investments made since the date of this Agreement exceeding the Minority JV Cap (it being unconditionally and irrevocably agreed and acknowledged by each Finance Party that any Restricted Minority JV Investments subsisting as at the date of this Agreement shall not be counted towards the Minority JV Cap);
(iv)an acquisition by a Group Member of an asset sold, leased, transferred or otherwise disposed in circumstances constituting a Permitted Disposal, a Permitted Transaction, a Permitted Reorganisation, a Permitted Loan or a Permitted Intra-Group Transfer;
(v)any acquisition of the issued share capital of a limited liability corporation or company (including by way of formation) which:
(A)has not traded prior to the date of such acquisition;
(B)has no actual or contingent, present or future, direct or indirect liability;
(C)(following the completion of such acquisition) will become a Group Member,
(D)and where such acquisition is in line with the Group's Core Business;
(vi)any acquisition of shares in, any investment by way of increasing or contributing to the share capital of, a Group Member, provided that:
(A)no Default is continuing or would result from such acquisition; and
(B)such acquisition is in the ordinary course of the Group's Core Business (including for the purpose of funding a Permitted Acquisition, a Permitted Intra-Group Transfer or a Permitted Reorganisation); or
(vii)a Permitted Reorganisation or a Permitted Intra-Group Transfer.
(c)Subject to Clause 23.30 (Overarching provision), none of the exceptions under paragraph (b) may result in (I) any of the Restricted JV Assets being transferred to, or invested in, any Permitted Joint Venture which is a Group Member or (II) any of the Restricted Minority JV Assets being transferred to, or invested in, any Permitted Joint Venture which is a Minority JV.
23.8Change of business
The Company shall procure that no substantial change is made to the general nature of the business of the Group (taken as a whole) from that carried on at the date of this Agreement.

23.9Intellectual Property
Each Obligor shall (and the Company shall procure that each other Group Member will):
(a)preserve and maintain the subsistence and validity of the Intellectual Property reasonably necessary for the business of the relevant Group Member;
(b)use commercially reasonable endeavours to prevent any infringement in any material respect of the Intellectual Property;
(c)make registrations and pay all registration fees and taxes necessary to maintain the Intellectual Property reasonably necessary for the business of any Group Member in full force and effect and record its interest in that Intellectual Property;
(d)not use or permit the Intellectual Property to be used in a way or take any step or omit to take any step in respect of that Intellectual Property which may materially and adversely affect the existence or value of the Intellectual Property or imperil the right of any Group Member to use such property; and
(e)not discontinue the use of the Intellectual Property,
in each case, excluding any Pipeline Assets, and where failure to do so, in the case of paragraphs (a) and (b) above, or, in the case of paragraphs (d) and (e) above, such use, permission to use, omission or discontinuation, has or might reasonably be expected to have a Material Adverse Effect.
23.10Environmental compliance
(a)PropCo shall comply in all material respects with all Environmental Law, obtain and maintain any Environmental Permits and take all reasonable steps in anticipation of any binding future changes to or obligations under Environmental Law or any Environmental Permits, where failure to do so would have a Material Adverse Effect.
(b)If the New Jersey Property is required to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, by reason of it being located in an area which has been identified by the Secretary of Housing and Urban Development as a special flood hazard area, the New Jersey Propco (or any other Group Member which is acting on its behalf) shall obtain a flood insurance policy for the New Jersey Property in accordance with the then applicable laws.
23.11Environmental Claims
PropCo shall inform the Agent in writing as soon as reasonably practicable upon becoming aware of:
(a)any Environmental Claim which has been commenced or (to the best of its knowledge and belief) is threatened against PropCo; or
(b)any facts or circumstances which will or might reasonably be expected to result in any Environmental Claim being commenced or threatened against PropCo,

in each case where such Environmental Claim might reasonably be expected, if determined against PropCo, to have a Material Adverse Effect.
23.12Loans and guarantees
(a)No Obligor shall (and the Company shall ensure that no other Group Member will) make or allow to subsist any loans, grant any credit (save in the ordinary course of business) or give or allow to remain outstanding any guarantee or indemnity (except as required under any of the Finance Documents) to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any person.
(b)The Company shall ensure that no PRC Group Member will give or allow to remain outstanding any guarantee or indemnity (except as required under any of the Finance Documents) to or for the benefit of any Non-PRC Person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any Non-PRC Person. For the purpose of this paragraph (b), a "Non-PRC Person" means:
(i)a person which is incorporated or registered in a jurisdiction (other than the PRC); or
(ii)a person the nationality of which is not the PRC.
(c)Paragraph (a) above does not apply to:
(i)any loan made by a Group Member to another Group Member, if and to the extent that the Financial Indebtedness of the debtor arising from such loan constitutes a Permitted Intra-Group Financial Indebtedness;
(ii)any loan or credit constituted by any Cash Pooling, if and for so long as:
(A)no Event of Default is continuing; and
(B)such Cash Pooling is in place in the ordinary course of the Group's Core Business and is for the purpose of facilitating the internal short-term cash management or trading purposes of the Group and/or any members of the Group,
(a Cash Pooling satisfying these requirements, a "Permitted Cash Pooling");
(iii)any trade credit extended by any Group Member to its customers on normal commercial terms and in the ordinary course of its trading activities and the Core Business;
(iv)a loan made to a Permitted Joint Venture, provided that (if that Permitted Joint Venture is a Minority JV):
(A)such loan shall not result in the aggregate amount of all Restricted Minority JV Investments made since the date of this Agreement exceeding the Minority JV Cap (it being unconditionally and irrevocably agreed and acknowledged by each Finance Party that any Restricted Minority JV Investments subsisting as at the date of this Agreement shall not be counted towards the Minority JV Cap); and

(B)such loan shall be assigned by the relevant Group Member in favour of the Security Agent pursuant to the Intercompany Loan Assignment (English law) and (if and for so long as an Event of Default is continuing) a Transaction Security Document governed by law (other than English law) if required by the Agent (following consultation with its legal advisers);
(v)any guarantee or indemnity given under any Finance Document;
(vi)any guarantee or indemnity given in respect of obligations of a Group Member (including, for the avoidance of doubt, any Permitted Joint Venture which is not a Minority JV), provided that:
(A)if such guarantee or indemnity is given in respect of any underlying Financial Indebtedness of a Group Member, the incurrence or subsistence of such underlying Financial Indebtedness by that Group Member does not, on a pro forma basis, give rise to a breach of any financial covenant under Clause 22 (Financial Covenants); and
(B)the giving or subsistence of such guarantee or indemnity is not otherwise restricted by paragraph (b) above;
(vii)any guarantee or indemnity given in respect of obligations of a Minority JV, provided that the underlying obligations of that Minority JV arise in connection with or related or ancillary to any commercial activities which a Group Member (acting reasonably) considers in good faith to be typical or customary in the life sciences and/or biotechnology sector;
(viii)any guarantee given in respect of the netting or set-off arrangements permitted pursuant to paragraph (c)(v) of Clause 23.4 (Negative pledge) or in respect of a Permitted Cash Pooling, provided that the giving or subsistence of such guarantee is not otherwise restricted by paragraph (b) above; or
(ix)any performance or similar guarantee or bond guaranteeing performance by a Group Member of its obligations under any contract entered into in the ordinary course of the Group's Core Business, provided that:
(A)either:
(1)such obligations do not constitute Financial Indebtedness; or
(2)if such obligations constitute Financial Indebtedness, such Financial Indebtedness is Permitted Financial Indebtedness; and
(B)the giving or subsistence of such performance or similar guarantee or bond is not otherwise restricted by paragraph (b) above.

(d)None of the exceptions in paragraph (c) (if involving a loan or credit made or granted to, or a guarantee or indemnity given to or for the benefit of, Minority JV(s)) may result in the aggregate amount of all Restricted Minority JV Investments made since the date of this Agreement exceeding the Minority JV Cap (it being unconditionally and irrevocably agreed and acknowledged by each Finance Party that any Restricted Minority JV Investments subsisting as at the date of this Agreement shall not be counted towards the Minority JV Cap).
23.13Financial Indebtedness
(a)No Obligor shall (and the Company shall ensure that no other Group Member will) incur or permit to remain outstanding any Financial Indebtedness.
(b)Paragraph (a) above does not apply to:
(i)any Financial Indebtedness incurred pursuant to any Finance Documents;
(ii)any Permitted Intra-Group Financial Indebtedness;
(iii)any Financial Indebtedness of any Group Member arising under any Treasury Transaction entered into by that Group Member in the ordinary course of its day-to-day business, but not for speculative purposes; or
(iv)any Financial Indebtedness of any Group Member (including any Existing Financial Indebtedness), provided that the incurrence and subsistence of such Financial Indebtedness will not, on a pro forma basis, result in a breach of any of the financial covenants under Clause 22 (Financial Covenants).
23.14Asset preservation
Each Obligor shall (and the Company shall ensure that each other Group Member will):
(a)maintain good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets required to carry out its business as then being conducted by it; and
(b)maintain the Security Assets subject to the PropCo Mortgage and the PropCo Share Pledge, free from all Security except the Transaction Security, any lien arising by operation of law and/or (in relation to the Security Assets subject to the PropCo Mortgage only) any lien arising in the ordinary course of trading.
23.15Ownership and control
(a)The Company shall, at all times, beneficially own and control, directly or indirectly, the entire issued share capital of:
(i)each Original Guarantor;
(ii)BeOne Medicines Guangzhou Biologics Manufacturing Co., Ltd.; and
(iii)BeOne Medicines (Suzhou) Co., Ltd.

(b)The Company shall ensure that at all times the title to each of the New Jersey Property, the PRC GZ Property and the PRC SZ Property shall be wholly and beneficially held (whether directly or indirectly) by the Company and/or any of its wholly owned Subsidiaries.
(c)For the avoidance of doubt, paragraph (a) above does not and is not intended to preclude any Original Guarantor from entering into or being involved in a Permitted Disposal, Permitted Intra-Group Transfer or a Permitted Reorganisation provided that such Permitted Disposal, Permitted Intra-Group Transfer or (as the case may be) a Permitted Reorganisation will not result in a breach of paragraph (a) above.
23.16Listing status
The Company shall maintain its listing status in at least two of the following jurisdictions:
(a)the US;
(b)Hong Kong; and
(c)the PRC.
23.17Dividends and share redemption
(a)Except as permitted under paragraph (b) below, the Company shall not (and will ensure that no other Group Member will):
(i)declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital);
(ii)repay or distribute any dividend or share premium reserve;
(iii)pay or allow any Group Member to pay any management, advisory or other fee to or to the order of any of the shareholders of the Company; or
(iv)redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so.
(b)Paragraph (a) does not apply to:
(i)the payment of a dividend to the Company or any of its wholly-owned Subsidiaries;
(ii)a Permitted Reorganisation or a Permitted Intra-Group Transfer; or
(iii)any repurchase, redemption, defease, retirement or repayment of any of the share capital of a Group Member (collectively, a "Share Redemption") if all of the following conditions are satisfied at the time when such Share Redemption is made:
(A)no Event of Default is continuing or will result from such Share Redemption;

(B)the Adjusted EBITDA for the immediately preceding three months as at the most recent Test Date was greater than zero;
(C)the aggregate amount of such Share Redemption (when aggregated with each other Share Redemption previously implemented since the date of this Agreement) does not exceed the Share Redemption Basket.
23.18NDRC requirements
Each Obligor shall promptly take such action as a Finance Party may deem necessary or appropriate to maintain and protect the interests of the Finance Parties under the Finance Documents, including the execution of such additional documents and/or delivery of evidence (in form and substance satisfactory to the Agent (acting on the instructions of the Majority Lenders)) showing the completion of the filing and/or reporting duty under the NDRC Administrative Measures as such Finance Party may reasonably require, in order to ensure that the filing and/or reporting requirements (including any post-drawdown reporting requirements) with the NDRC applicable to the transactions contemplated under the Finance Documents under the NDRC Administrative Measures are duly complied with, without prejudice to any Obligor's other representations and warranties or covenants relating to its compliance with laws and regulations in the Finance Documents.
23.19Other PRC law related undertakings
(a)The Company shall, if required by a Lender under Facility A:
(i)designate one or more bank accounts as its collection account(s);
(ii)notify the Agent of the details of such collection account(s); and
(iii)promptly upon request, provide the Agent (in sufficient copies for all Lenders under Facility A) evidence showing the fund inflows and outflows of that or those collection accounts.
(b)The Company shall cooperate with the Agent and each Lender under Facility A regarding that its on-site inspection in respect of Facility A as may be required under any applicable laws and regulations or by any competent Governmental Agency, provided that (i) reasonable advance notice (taking into account the circumstance in which the need for such inspection arises in practice) shall be given by the Agent and/or a Lender prior to each on-site inspection and (ii) such inspection shall not interfere the Company's day-to-day operation.
23.20Anti-Money Laundering Laws
(a)Each Obligor shall (and the Company shall ensure that each other Group Member will) conduct its businesses in compliance with any applicable anti-bribery laws, Sanctions and Anti-Money Laundering Laws.
(b)The Company shall maintain group policies and procedures reasonably designed to promote and achieve compliance with applicable anti-bribery laws, Sanctions and (if and to the extent required under applicable laws to which it is subject) Anti-Money Laundering Laws.

23.21Sanctions
The Company shall not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Group Member, joint venture partner or other Person:
(a)to fund any activities or business of or with any Person, that, at the time of such funding, is the subject of Sanctions, or in any country or territory, that, at the time of such funding, is a Sanctioned Country; or
(b)in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as administrative agent, arranger, issuing bank, lender, underwriter, advisor, investor or otherwise).
23.22Anti-bribery and corruption
(a)Each Obligor shall (and the Company shall ensure that each other Group Member will) ensure that no part of the proceeds of the Loans will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorisation of the payment or giving of money, or anything else of value to any person that could constitute a violation of any Anti-Corruption Laws.
(b)The Company shall, if and to the extent required under applicable laws to which it is subject, maintain in effect group policies and procedures designed to promote compliance by the Company, each other Group Member and their respective directors and officers with any Anti-Corruption Laws.
23.23Compliance with Swiss Non-Bank Rules
(a)Each Swiss Obligor shall ensure that it is in compliance with the Swiss Non-Bank Rules, provided that a Swiss Obligor shall not be in breach of this undertaking if any of the Swiss Non-Bank Rules are violated solely by reason of:
(i)its number of creditors exceeds the limit provided for in either the Swiss 10 Non-Bank Rule or the Swiss 20 Non-Bank Rule solely by reason of a failure by one or more Lenders to comply with their obligations under Clause 25 (Changes to Lenders) or any one or more Lender(s) not being treated as or having lost its status as a Swiss Qualifying Bank or as one (1) creditor only for the purposes of the Swiss Non-Bank Rules other than as a result of any change of law;
(ii)a Lender made an incorrect lender status confirmation pursuant to Clause 14.9 (Lender Status Confirmation) for the purposes of the Swiss Non-Bank Rules;
(iii)a Lender breached the conditions of assignment or transfer pursuant to Clause 25 (Changes to Lenders), other than with the consent of the Obligor; or
(iv)a transfer was made under paragraph (a)(iv) of Clause 25.2 (Conditions of assignment or transfer).
(b)Each Party agrees and acknowledges that (for the avoidance of doubt) none of the Administrative Parties has any duty or obligation to monitor, verify or ensure compliance by the Swiss Obligors of the Swiss Non-Bank Rules.

23.24Compliance with ERISA
Each Obligor shall (and the Company shall cause each ERISA Affiliate to):
(a)maintain all Employee Plans that are presently in existence or may, from time to time, come into existence, in compliance with the terms of any such Employee Plan, ERISA, the Code and all other applicable laws; and
(b)make or cause to be made contributions to all Employee Plans in a timely manner and, with respect to Employee Plans, in a sufficient amount to comply with the requirements of Sections 302 and 303 of ERISA and Sections 412 and 430 of the Code,
in each case, except to the extent a failure to do so could not reasonably be expected to have a Material Adverse Effect.
23.25Federal Reserve Regulations
No part of the proceeds of any of the Loans will be used for any purpose that entails a violation of, or that is inconsistent with, any provision of Regulations T, U and X.
23.26Guarantor Coverage Requirement
(a)The Company shall ensure that, subject to paragraph (b) below, any Offshore Group Member which is a Relevant Offshore Subsidiary (determined by reference to the then latest consolidated financial statements of the Company and the Compliance Certificate supplied by the Company with such financial statements in accordance with paragraph (a) of Clause 21.1 (Financial statements)) but not yet a Guarantor shall, as soon as reasonably practicable after becoming a Relevant Offshore Subsidiary (and in any event no later than the date falling 60 days after the earlier of (i) the delivery of relevant financial statements pursuant to paragraph (a) of Clause 21.1 (Financial statements) and (ii) the last date by which such relevant financial statements are required to be delivered to the Agent under paragraph (a) of Clause 21.1 (Financial statements) (such date, the "Guarantor Accession Deadline")), become an Additional Guarantor pursuant to Clause 26.2 (Additional Guarantors) such that the Guarantor Coverage Requirement will be complied with no later than the Guarantor Accession Deadline.
(b)If it is unlawful for a Relevant Offshore Subsidiary to become an Additional Guarantor or if a Relevant Offshore Subsidiary's becoming an Additional Guarantor will give rise to personal liability for the directors or other similar officers of that Relevant Offshore Subsidiary or any other legal or binding impediment exists under the laws of any jurisdiction to which a Relevant Offshore Subsidiary is subject (collectively, a "Legal Impediment"):
(i)the Company shall, no later than the Guarantor Accession Deadline by which (but for this provision) the Company would have been obliged to ensure that that Relevant Offshore Subsidiary would become an Additional Guarantor, notify the Agent of the Legal Impediment in a Compliance Certificate;

(ii)each Obligor shall, and shall procure that the relevant person will, use all reasonable endeavours lawfully available in the circumstances to avoid or (if possible) remove the Legal Impediment, including negotiating with the Agent (acting on the instructions of all Lenders) to agree a limit on the guarantee given by that Relevant Offshore Subsidiary with a view to avoiding or (if possible) removing the Legal Impediment (in which case, the Lenders may (in their discretion), but shall not be obliged to, instruct the Agent to agree a limit on the guarantee if to do so will avoid and/or remove the Legal Impediment); and
(iii)(for so long as the Legal Impediment subsists and it is not possible to avoid or remove the Legal Impediment):
(A)notwithstanding anything to the contrary in the definition of "Relevant Offshore Subsidiary" under Clause 1.1 (Definitions), that Relevant Offshore Subsidiary shall be deemed not to be a "Relevant Offshore Subsidiary" for the purposes of paragraph (a) above (that Material Relevant Subsidiary in such circumstances, a "Disqualified Relevant Offshore Subsidiary"); and
(B)the Company shall ensure that the Guarantor Coverage Requirement will be complied with no later than the Guarantor Accession Deadline by ensuring that one or more Offshore Group Member(s) which is or are Relevant Offshore Subsidiary(ies) will become Additional Guarantor(s) pursuant to Clause 26.2 (Additional Guarantors) in place of the Disqualified Relevant Offshore Subsidiary, as if the Disqualified Relevant Offshore Subsidiary had never been a Relevant Offshore Subsidiary.
23.27Further assurance
(a)Each Obligor shall (and the Company shall procure that each other Group Member will) promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Security Agent may reasonably specify (and in such form as the Security Agent may reasonably require in favour of the Security Agent or its nominee(s)):
(i)to perfect the Security created or intended to be created under or evidenced by the Transaction Security Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent or the Finance Parties provided by or pursuant to the Finance Documents or by law;
(ii)to confer on the Security Agent or confer on the Finance Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Transaction Security Documents; and/or
(iii)to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security.

(b)Each Obligor shall (and the Company shall procure that each other Group Member shall) take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the Finance Parties by or pursuant to the Finance Documents.
23.28Intentionally left blank
23.29Conditions subsequent
If any Finance Document is executed after the delivery of the first Utilisation Request, the Company shall, on or prior to the date of such Finance Document, deliver to the Agent all of the documents and other evidence listed in Part II of Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent (acting on the instructions of the Majority Lenders), in relation to any proposed Transaction Obligor (party to that Finance Document). For the avoidance of doubt, references to "Finance Document" in this Clause exclude any Utilisation Request.
23.30Overarching provision
(a)Notwithstanding anything to the contrary in this Agreement, none of the undertakings in Clause 23.4 (Negative pledge), Clause 23.5 (Disposals), Clause 23.6 (Merger) and/or Clause 23.7 (Acquisitions and Joint Ventures) nor the definitions of "Restricted Assets", "Restricted JV Assets" and/or "Restricted Minority JV Interests" shall prohibit in any manner whatsoever or restrict in any manner whatsoever any of the following transactions (the "General Business Transactions"):
(i)the entry into, or the performance of any obligations under, any licencing or distribution arrangements (howsoever described) in relation to the licence, distribution, manufacture, supply and/or clinical trial of Zanubrutinib or Tislelizumab (including at all times and in all circumstances any Intellectual Property rights in relation to Zanubrutinib or Tislelizumab) by any Group Member which are on arm's length terms and for fair value (as determined by the Company in good faith), provided that title to the Intellectual Property rights in relation to Zanubrutinib and Tislelizumab shall at all times be solely owned by the Company and/or any of the Obligors (which are wholly-owned Subsidiaries of the Company) (whether directly or indirectly);
(ii)the lease and/or licence of any Real Property whatsoever constituting a Permitted Disposal falling within paragraph (b)(viii) of Clause 23.5 (Disposals), including (without limitation) the lease and/or licence of the New Jersey Property, the PRC GZ Property and the PRC SZ Property to any person (including, without limitation, in favour of Joint Ventures and/or Minority JVs); and/or
(iii)the entry into, or the performance of any obligations under, any Royalty Receivables Sale in connection with any of the Intellectual Property rights in relation to Zanubrutinib or Tislelizumab, provided that such Royalty Receivables Sale constitutes a Permitted Royalty Receivables Sale,

(b)If and to the extent that any part of these General Business Transactions constitutes Restricted Minority JV Investments, the Company shall ensure that the entry into or performance of any obligations under such part of these General Business Transactions by any Group Member will not result in the Restricted Minority JV Investments made since the date of this Agreement exceeding the Minority JV Cap (it being unconditionally and irrevocably agreed and acknowledged by each Finance Party that any Restricted Minority JV Investments subsisting as at the date of this Agreement shall not be counted towards the Minority JV Cap).
23.31Change of jurisdiction
The Company shall not change its jurisdiction of incorporation, domicile, registration or establishment.
24.EVENTS OF DEFAULT
Each of the events or circumstances set out in the following sub-clauses of this Clause 24 (other than Clause 24.17 (Acceleration) or Clause 24.18 (Automatic Acceleration Event)) is an Event of Default.
24.1Non-payment
A Transaction Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:
(a)its failure to pay is caused by:
(i)administrative or technical error; or
(ii)a Disruption Event; and
(b)payment is made within five Business Days of its due date.
24.2Financial covenants
Any requirement of Clause 22.2 (Financial condition) is not satisfied.
24.3Other obligations
(a)A Transaction Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 24.1 (Non-payment), Clause 24.2 (Financial covenants) and paragraph (b) below).
(b)In relation to Facility A only, the Company fails to comply with Clause 3.1 (Purpose) or Clause 5.7 (Facility A Loans) or any other requirement in connection with Consigned Disbursement under this Agreement.
(c)No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 15 Business Days of the earlier of (i) the Agent giving notice to the Company and (ii) any Transaction Obligor becoming aware of the failure to comply.

24.4Misrepresentation
(a)Any representation or statement made or deemed to be made by a Transaction Obligor in the Finance Documents or any other document delivered by or on behalf of any Transaction Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.
(b)No Event of Default under paragraph (a) above will occur if the circumstances giving rise to the relevant misrepresentation are capable of remedy and are remedied within 15 Business Days of the earlier of (i) the Agent giving notice to the Company and (ii) any Transaction Obligor becoming aware of such circumstances.
24.5Cross default
(a)Any Financial Indebtedness of any Group Member is not paid when due nor within any originally applicable grace period.
(b)Any Financial Indebtedness of any Group Member is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).
(c)Any commitment for any Financial Indebtedness of any Group Member is cancelled or suspended by a creditor of any Group Member as a result of an event of default (however described).
(d)Any creditor of any Group Member becomes entitled to declare any Financial Indebtedness of any Group Member due and payable prior to its specified maturity as a result of an event of default (however described).
(e)No Event of Default will occur under this Clause 24.5 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than US$75,000,000 (or its equivalent in any other currency or currencies).
24.6Insolvency
(a)An Obligor or a Material Offshore Subsidiary is or is presumed or deemed to be unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.
(b)The value of the assets of any Obligor or Material Offshore Subsidiary incorporated outside of Switzerland is less than its liabilities (taking into account, if required by the relevant Accounting Principles, contingent and prospective liabilities), if and to the extent it constitutes a trigger for insolvency under applicable law and regulation.
(c)Any Obligor or Material Offshore Subsidiary incorporated in Switzerland is over-indebted.
(d)A moratorium is declared in respect of any indebtedness of any Obligor or Material Offshore Subsidiary.

24.7Insolvency proceedings
(a)Any corporate action, legal proceedings or other procedure or step is taken in relation to:
(i)the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration, provisional supervision or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Obligor or any Material Offshore Subsidiary other than:
(A)a solvent liquidation or reorganisation of any Material Offshore Subsidiary which is not an Obligor;
(B)any Permitted Reorganisation; or
(C)a Permitted Intra-Group Transfer;
(ii)a composition or arrangement with any creditor of any Obligor or any Material Offshore Subsidiary, or an assignment for the benefit of creditors generally of any Obligor or any Material Offshore Subsidiary or a class of such creditors;
(iii)the appointment of a liquidator (other than in respect of (A) a solvent liquidation of a Material Offshore Subsidiary which is not an Obligor, (B) any Permitted Reorganisation or (C) a Permitted Intra-Group Transfer), receiver, administrator, administrative receiver, compulsory manager, compulsory administrator, provisional liquidator, receiver and manager, Australian Controller, provisional supervisor or other similar officer in respect of any Obligor or any Material Offshore Subsidiary or any of its assets; or
(iv)enforcement of any Security over any assets of any Obligor or any Material Offshore Subsidiary, or any analogous procedure or step is taken in any jurisdiction.
(b)Paragraph (a) above shall not apply to:
(i)any corporate action, legal proceedings, winding-up petition or other procedure or step which is frivolous or vexatious and is discharged, stayed or dismissed within 45 days of commencement; and/or
(ii)any summons for payment (Zahlungsbefehl) issued against any Obligor or any Material Offshore Subsidiary incorporated in Switzerland against which the relevant Obligor or the relevant Material Offshore Subsidiary has raised an objection (Rechtsvorschlag) for as long as such objection is not set aside (provisorische oder definitive Rechtsöffnung).
24.8Creditors' process
Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of an Obligor or Material Offshore Subsidiary having an aggregate value of not less than US$75,000,000 and is not discharged within 45 days from the commencement thereof.

24.9Ownership of the Obligors
A Guarantor is not or ceases to be a Subsidiary of the Company.
24.10Unlawfulness and invalidity
(a)It is or becomes unlawful for a Transaction Obligor to perform any of its obligations under the Finance Documents or any Transaction Security created or expressed to be created or evidenced by the Transaction Security Documents ceases to be effective.
(b)Any obligation or obligations of a Transaction Obligor under any Finance Documents are not (subject to the Legal Reservations) or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Finance Parties under the Finance Documents.
(c)Any Finance Document is not or ceases to be in full force and effect or any Transaction Security is not or ceases to be legal, valid, binding, enforceable or effective or is alleged by a party to it (other than a Finance Party) to be ineffective.
24.11Repudiation
A Transaction Obligor (or any other relevant party) rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Finance Document or any Transaction Security.
24.12Cessation of business
Any Obligor or any Material Offshore Subsidiary suspends or ceases to carry on all or a material part of its business or the business of the Group taken as a whole.
24.13Material adverse change
Any event or circumstance occurs which (individually or together with other events or circumstances) has or is reasonably likely to have a Material Adverse Effect.
24.14ERISA
Any ERISA Event shall have occurred that, when aggregated with any other then existing ERISA Event, has or is reasonably likely to have a Material Adverse Effect.
24.15New Jersey Property
The issuance of a final, conclusive and non-appealable judgment by a court of a competent jurisdiction that will directly result in a forfeiture of the New Jersey Property.
24.16Intercreditor enforcement
The Instructing Group (as defined in the Intercreditor Agreement) gives instructions to the Security Agent to enforce the Common Transaction Security (as defined in the Intercreditor Agreement) (or any part thereof) under the Intercreditor Agreement.

24.17Acceleration
Subject to Clause 24.18 (Automatic Acceleration Event), on and at any time after the occurrence of an Event of Default which is continuing the Agent may, and shall if so directed by the Majority Lenders:
(a)by notice to the Company:
(i)without prejudice to the participations of any Lender in any Loans then outstanding:
(A)cancel each Available Commitment of each Lender, whereupon each such Available Commitment shall immediately be cancelled and each Facility shall immediately cease to be available for further utilisation; or
(B)cancel any part of any Commitment (and reduce such Commitment accordingly), whereupon the relevant part shall immediately be cancelled (and the relevant Commitment shall be immediately reduced accordingly); and/or
(ii)declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; and/or
(iii)declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders; and/or
(b)exercise or direct the Security Agent to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents.
For the avoidance of doubt, even if the Security created under the Transaction Security Documents has become enforceable in accordance with the terms of the Finance Documents, the Security Agent may not enforce or take any action or steps towards enforcement unless it has received instructions from the Instructing Group (as defined in the Intercreditor Agreement) to do so.
24.18Automatic Acceleration Event
If an Event of Default under Clause 24.6 (Insolvency) or Clause 24.7 (Insolvency proceedings) shall occur in a US court of competent jurisdiction (an "Automatic Acceleration Event") in respect of any Obligor incorporated in the United States or the Company, then without notice to the Company or any other person, or any other act by the Agent or any other person, the Total Commitments shall automatically terminate and the principal of the Loans , together with all accrued interest thereon, and all other amounts owed by the Company under the Finance Documents shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived.

SECTION 9
CHANGES TO PARTIES
25.CHANGES TO THE LENDERS
25.1Assignments and transfers by the Lenders
Subject to this Clause 25, a Lender (the "Existing Lender") may:
(a)assign any of its rights; or
(b)transfer by novation any of its rights and obligations,
under the Finance Documents to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the "New Lender").
25.2Conditions of assignment or transfer
(a)The consent of the Company (which will be given (or not given) in the sole discretion of the Company (acting in good faith)) is required for an assignment or transfer by the Existing Lender, unless such assignment or transfer is to:
(i)a person which is a Swiss Qualifying Bank and which is not a Restricted Transferee;
(ii)another Lender;
(iii)an Affiliate of a Lender, provided that such Affiliate is a Swiss Qualifying Bank and is not a Restricted Transferee; or
(iv)any person (which is not a Restricted Transferee) and such assignment and transfer is made at a time when an Event of Default is continuing, provided that in each case, any such assignment or transfer would not result in a breach of the Swiss 10 Non-Bank Rule.
(b)A transfer will be effective only if the New Lender enters into the documentation required for it to accede as a party to the Intercreditor Agreement and if the procedure set out in Clause 25.5 (Procedure for transfer) is complied with.
(c)An assignment will be effective only if the New Lender enters into the documentation required for it to accede as a party to the Intercreditor Agreement and if the procedure and conditions set out in Clause 25.6 (Procedure for assignment) are complied with.

(d)Each New Lender, by executing the applicable Transfer Certificate or Assignment Agreement to which it is a party, confirms, for the avoidance of doubt, that each of the Agent and the Security Agent has authority to execute on its behalf any amendment or waiver relating to any Finance Document that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the applicable transfer or assignment from the applicable Existing Lender to such New Lender becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as such Existing Lender would have been had it remained a Lender.
25.3Assignment or transfer fee
The New Lender shall, by no later than five Business Days prior to the date on which an assignment or transfer takes effect, pay to the Agent (for its own account) a fee of US$3,500.
25.4Limitation of responsibility of Existing Lenders
(a)Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:
(i)the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;
(ii)the financial condition of any Transaction Obligor or the Group;
(iii)the performance and observance by any Transaction Obligor of its obligations under the Finance Documents or any other documents;
(iv)the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document; or
(v)whether or not the Swiss 10 Non-Bank Rule or the Swiss 20 Non-Bank Rule will be breached as a result of any assignment or transfer, and any representations or warranties implied by law are excluded.
(b)Each New Lender confirms to the Existing Lender and the other Finance Parties that it:
(i)has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Transaction Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and
(ii)will continue to make its own independent appraisal of the creditworthiness of each Transaction Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.
(c)Nothing in any Finance Document obliges an Existing Lender to:
(i)accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 25; or

(ii)support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Transaction Obligor of its obligations under the Finance Documents or otherwise.
25.5Procedure for transfer
(a)Subject to the conditions set out in Clause 25.2 (Conditions of assignment or transfer), a transfer is effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender (in triplicate) by no later than five Business Days prior to the proposed Transfer Date. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.
(b)The Agent shall not be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender unless it is satisfied that it has completed all "know your customer" and other similar procedures that it is required (or deems desirable) to conduct in relation to the transfer to such New Lender.
(c)Subject to Clause 25.12 (Pro rata interest settlement), on the Transfer Date:
(i)to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security each of the Transaction Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents shall be cancelled (being the "Discharged Rights and Obligations");
(ii)each of the Transaction Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Transaction Obligor and the New Lender have assumed and/or acquired the same in place of that Transaction Obligor and the Existing Lender;
(iii)the Agent, the Security Agent, each Arranger Party, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Security Agent and each Arranger Party and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and
(iv)the New Lender shall become a Party as a "Lender".

(d)The procedure set out in this Clause 25.5 shall not apply to any right or obligation under any Finance Document (other than this Agreement) if and to the extent its terms, or any laws or regulations applicable thereto, provide for or require a different means of transfer of such right or obligation or prohibit or restrict any transfer of such right or obligation, unless such prohibition or restriction shall not be applicable to the relevant transfer or each condition of any applicable restriction shall have been satisfied.
25.6Procedure for assignment
(a)Subject to the conditions set out in Clause 25.2 (Conditions of assignment or transfer), an assignment may be effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender (in triplicate) by no later than five Business Days prior to the proposed Transfer Date. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.
(b)The Agent shall not be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender unless it is satisfied that it has completed all "know your customer" and other similar procedures that it is required (or deems desirable) to conduct in relation to the assignment to such New Lender.
(c)Subject to Clause 25.12 (Pro rata interest settlement), on the Transfer Date:
(i)the Existing Lender will assign absolutely to the New Lender the rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;
(ii)the Existing Lender will be released by each Transaction Obligor and the other Finance Parties from the obligations owed by it (the "Relevant Obligations") and expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and
(iii)the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations.
(d)Lenders may utilise procedures other than those set out in this Clause 25.6 to assign their rights under the Finance Documents (but not, without the consent of the relevant Transaction Obligor or unless in accordance with Clause 25.5 (Procedure for transfer), to obtain a release by that Transaction Obligor from the obligations owed to that Transaction Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 25.2 (Conditions of assignment or transfer).

(e)The procedure set out in this Clause 25.6 shall not apply to any right or obligation under any Finance Document (other than this Agreement) if and to the extent its terms, or any laws or regulations applicable thereto, provide for or require a different means of assignment of such right or release or assumption of such obligation or prohibit or restrict any assignment of such right or release or assumption of such obligation, unless such prohibition or restriction shall not be applicable to the relevant assignment, release or assumption or each condition of any applicable restriction shall have been satisfied.
25.7Copy of Transfer Certificate, Assignment Agreement or Accordion Increase Confirmation to Company
The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, an Assignment Agreement or an Accordion Increase Confirmation, send to the Company a copy of that Transfer Certificate, Assignment Agreement or Accordion Increase Confirmation.
25.8Existing consents and waivers
A New Lender shall be bound by any consent, waiver, election or decision given or made by the relevant Existing Lender under or pursuant to any Finance Document prior to the coming into effect of the relevant assignment or transfer to such New Lender.
25.9Exclusion of Agent's liability
In relation to any assignment or transfer pursuant to this Clause 25, each Party acknowledges and agrees that the Agent shall not be obliged to enquire as to the accuracy of any representation or warranty made by a New Lender in respect of its eligibility as a Lender.
25.10Assignments and transfers to Group Members
A Lender may not assign or transfer to any Group Member or any Affiliate of any Group Member any of such Lender's rights or obligations under any Finance Document, except with the prior written consent of all the Lenders.
25.11Security over Lenders' rights
In addition to the other rights provided to Lenders under this Clause 25, each Lender may without consulting with or obtaining consent from any Transaction Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including:
(a)any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and
(b)any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or
(ii)require any payments to be made by a Transaction Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.
25.12Pro rata interest settlement
(a)If the Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 25.5 (Procedure for transfer) or any assignment pursuant to Clause 25.6 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):
(i)any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date ("Accrued Amounts") and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six-monthly intervals after the first day of that Interest Period); and
(ii)the rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:
(A)when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender;
(B)the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 25.12, have been payable to it on that date, but after deduction of the Accrued Amounts; and
(C)any amendment or waiver that has the effect of changing or which relates to the Accrued Amounts or the date of payment of the Accrued Amounts shall not be made without the prior consent of the Existing Lender.
(b)In this Clause 25.12, references to "Interest Period" shall be construed to include a reference to any other period for accrual of fees.
(c)An Existing Lender which retains the right to the Accrued Amounts pursuant to this Clause 25.12 but which does not have a Commitment shall be deemed not to be a Lender for the purposes of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents.

25.13Exposure transfers
Notwithstanding the restrictions on assignments and transfers under Clause 25.1 (Assignments and transfers by the Lenders), nothing in this Agreement or in any other Finance Document shall restrict any Lender from entering into any arrangement (including any credit default swap, total return swap or other derivative transaction) with another person under which such Lender substantially transfers its exposure under this Agreement to that other person, provided that under such arrangement and at all times throughout the life of such arrangement:
(a)the relationship between that Lender and that other person is that of a debtor and creditor (including in the bankruptcy or similar event of that Lender or a Transaction Obligor) or a similar relationship, provided that, in each case, that the nature of that relationship will under no circumstance permit the other person to acquire any rights or claims against an Obligor under this Agreement at any time;
(b)the other person will (in its capacity as a counterparty under such arrangement) have no proprietary interest in the benefit of this Agreement or in any monies received by that Lender under or in relation to this Agreement; and
(c)the other person will (in its capacity as a counterparty under such arrangement) under no circumstances (other than permitted transfers and assignments under Clause 25.1 (Assignments and transfers by the Lenders) (i) be subrogated to, or substituted in respect of, that Lender's claims under this Agreement; and (ii) have otherwise any contractual relationship with, or rights against, the Company under or in relation to this Agreement.
25.14Universal Succession (Assignments and Transfers)
(a)If a Lender is to be merged with any other person by universal succession, such Lender shall, at its own cost and within 45 days of that merger, furnish to the Agent:
(i)an original or certified true copy of a legal opinion issued by a qualified legal counsel practicing law in its jurisdiction of incorporation confirming that all such Lender's assets, rights and obligations generally have been duly vested in the succeeding entity who has succeeded to all relationships as if those assets, rights and obligations had been originally acquired, incurred or entered into by the succeeding entity; and
(ii)an original or certified true copy of a written confirmation by either the Lender's legal counsel or such other legal counsel acceptable to the Agent and for the benefit of the Agent (in its capacity as agent of the Lenders) that English law and the laws of the jurisdiction in which the Facility Office of such Lender is located recognise such merger by universal succession under the relevant foreign laws, whereupon a transfer and novation of all such Lender's assets, rights and obligations to its succeeding entity shall have been, or be deemed to have been, duly effected as at the date of the said merger.

(b)If such Lender, in a universal succession, does not comply with the requirements under this Clause 25.14, the Agent has the right to decline to recognise the succeeding entity and demand such Lender and the succeeding entity to either sign and deliver a Transfer Certificate to the Agent evidencing the disposal of all rights and obligations of such Lender to that succeeding entity, or provide or enter into such documents, or make such arrangements acceptable to the Agent (acting on the advice of the Lender's legal counsel (any legal costs so incurred shall be borne by the relevant Lender)) in order to establish that all rights and obligations of the relevant Lender under this Agreement have been transferred to and assumed by the succeeding entity.
26.CHANGES TO THE OBLIGORS
26.1Assignments and transfers by Obligors
No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents, except with the prior written consent of all the Lenders.
26.2Additional Guarantors
(a)Subject to compliance with the provisions of paragraphs (c) and (d) of Clause 21.8 ("Know your customer" checks), the Company may request that any of its Subsidiaries become an Additional Guarantor.
(b)A Subsidiary of the Company shall become an Additional Guarantor if:
(i)the Company and the proposed Additional Guarantor deliver to the Agent a duly completed and executed Accession Deed;
(ii)the Agent shall have completed (and be satisfied with the results of) all necessary "know your customer", anti-money laundering or similar other checks relating to any person that it is required (or deems desirable) to carry out in relation to that Additional Guarantor;
(iii)the Agent has received all of the documents and other evidence listed in Part II of Schedule 2 (Conditions Precedent) in relation to that Additional Guarantor, each in form and substance satisfactory to the Agent (acting on the instructions of the Majority Lenders); and
(iv)at least five days (or such shorter period as agreed between the Company and any Lender) prior to any person becoming an Additional Guarantor, if requested in writing by such Lender, the Company shall cause any such person that qualifies as a "legal entity customer" under the Beneficial Ownership Regulation and has not previously delivered a Beneficial Ownership Certification to deliver a Beneficial Ownership Certification to the Agent (for itself and on behalf of the other Finance Parties).
(c)The Agent shall notify the Company and the Lenders promptly upon being so satisfied under paragraph (b)(iii) above.
(d)Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the relevant notification described in paragraph (c) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

26.3Resignation of a Guarantor
(a)In this Clause 26.3, "Third Party Disposal" means the disposal of a Guarantor to a person which is not a Group Member where that disposal is permitted under Clause 23.5 (Disposals) or made with the approval of the Majority Lenders.
(b)The Company may request that a Guarantor (other than the Company) ceases to be a Guarantor by delivering to the Agent a Resignation Letter if:
(i)that Guarantor is being disposed of by way of a Third Party Disposal and the Company has confirmed this is the case; or
(ii)all the Lenders have consented to the resignation of that Guarantor.
(c)Subject to clause 16.14 (Resignation of a Debtor) of the Intercreditor Agreement, the Agent shall accept a Resignation Letter and notify the Company and the Lenders of its acceptance if the Company (acting reasonably) has confirmed in that Resignation Letter that:
(i)the Guarantor Coverage Requirement is satisfied on the date of the Resignation Letter and shall remain satisfied immediately following the resignation of the relevant Guarantor (such certification to be accompanied by the Company's computation as to compliance to the Guarantor Coverage Requirement, in reasonable detail);
(ii)no Default is continuing or would result from the acceptance of the Resignation Letter;
(iii)no payment is due from that Guarantor under any Finance Document and in its capacity as a Guarantor, and that Guarantor is under no actual or contingent obligations (other than any contingent obligations under Clause 19.1 (Guarantee and indemnity)) and/or any other contingent obligation under any indemnity or similar provision under any Finance Document; and
(iv)the Company shall ensure that any Disposal Proceeds will be applied in accordance with Clause 9.3 (Disposal and Insurance Proceeds).
(d)The resignation of the relevant Guarantor shall not be effective until the date of the relevant Third Party Disposal at which time that company shall cease to be a Guarantor and shall have no further rights or obligations under the Finance Documents as a Guarantor.
(e)Each Party acknowledges and agrees that upon a resignation of a Guarantor pursuant to this Clause 26.3, the obligations of each other Obligor under the Finance Documents will be preserved for the benefit of the Finance Parties.
26.4Repetition of Representations
Delivery of an Accession Deed constitutes confirmation by the relevant Subsidiary of the Company that the Repeating Representations are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

SECTION 10
THE FINANCE PARTIES
27.ROLE OF THE AGENT AND THE ARRANGER PARTIES
27.1Appointment of the Agent
(a)Each of the Arranger Parties and the Lenders appoints the Agent to act as its agent under and in connection with the Finance Documents, with express authority to represent various parties in the same matter (Doppel-/Mehrfachvertretung) and with express release from the restrictions regarding self-dealing (Selbstkontrahieren) and/or similar restrictions under any applicable law.
(b)Each of the Finance Parties authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.
27.2Instructions
(a)Subject to paragraphs (d) and (e) below, the Agent shall:
(i)unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by:
(A)all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision;
(B)the relevant Finance Party or group of Finance Parties (as applicable) if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties; and
(C)in all other cases, the Majority Lenders; and
(ii)not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above.
(b)The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties (as applicable)) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.
(c)Save in the case of decisions stipulated to be a matter for any other Finance Party or group of Finance Parties under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)Paragraph (a) above shall not apply:
(i)where a contrary indication appears in a Finance Document;
(ii)where a Finance Document requires the Agent to act in a specified manner or to take a specified action; or
(iii)in respect of any provision which protects the Agent's own position in its personal capacity as opposed to its role of Agent for the relevant Finance Parties including, Clause 27.5 (No fiduciary duties) to Clause 27.10 (Exclusion of liability) and Clause 27.13 (Confidentiality).
(e)If giving effect to instructions given by the Majority Lenders would (in the Agent's opinion) have an effect equivalent to an amendment or waiver referred to in Clause 35 (Amendments and Waivers), the Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Agent) whose consent would have been required in respect of that amendment or waiver.
(f)In exercising any discretion to exercise a right, power or authority under the Finance Documents where it has not received any instructions as to the exercise of that discretion, the Agent shall do so as it considers in its discretion to be appropriate.
(g)The Agent may refrain from acting in accordance with any instructions of any Finance Party or group of Finance Parties (including bringing any legal action or proceeding arising out of or in connection with the Finance Documents) until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.
(h)Without prejudice to the remainder of this Clause 27.2 (Instructions), in the absence of instructions, the Agent may act (or refrain from acting) as it considers in its discretion to be appropriate.
(i)The Agent is not authorised to act on behalf of a Finance Party (without first obtaining that Finance Party's consent) in any legal or arbitration proceedings relating to any Finance Document.
27.3Duties of the Agent
(a)The duties of the Agent under the Finance Documents are solely mechanical and administrative in nature.
(b)Subject to paragraph (c) below, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.
(c)Without prejudice to Clause 25.7 (Copy of Transfer Certificate, Assignment Agreement or Accordion Increase Confirmation to Company), paragraph (b) above shall not apply to any Transfer Certificate, any Assignment Agreement or any Accordion Increase Confirmation.
(d)The Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)If the Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.
(f)If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than to any other Administrative Party) under this Agreement, it shall promptly notify the other Finance Parties.
(g)The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).
27.4Role of the Arranger Parties
Except as specifically provided in the Finance Documents, no Arranger Party has any obligation of any kind to any other Party under or in connection with any Finance Document.
27.5No fiduciary duties
(a)Nothing in any Finance Document constitutes the Agent or any Arranger Party as a trustee or fiduciary of any other person.
(b)No Administrative Party shall be bound to account to any other Finance Party for any sum or the profit element of any sum received by it for its own account.
27.6Business with the Group
Any Administrative Party may accept deposits from, lend money to and generally engage in any kind of banking or other business with any Group Member, any Transaction Obligor or any of their respective Affiliates.
27.7Rights and discretions
(a)The Agent may:
(i)rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;
(ii)assume that:
(A)any instructions received by it from the Majority Lenders, any Finance Party or any group of Finance Parties are duly given in accordance with the terms of the Finance Documents; and
(B)unless it has received notice of revocation, that those instructions have not been revoked; and
(iii)rely on a certificate from any person:
(A)as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or
(B)to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.
(b)The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Finance Parties) that:
(i)no Default has occurred and no Transaction Obligor or other person is in breach of or default under its obligations under any of the Finance Documents (unless, in the case of the Agent, it has actual knowledge of a Default arising under Clause 24.1 (Non-payment));
(ii)any right, power, authority or discretion vested in any Party or any group of Lenders or Finance Parties has not been exercised; and
(iii)any notice or request made by the Company (other than a Utilisation Request or Selection Notice) is made on behalf of and with the consent and knowledge of all the Transaction Obligors.
(c)The Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.
(d)Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Agent, (and so separate from any lawyers instructed by the Lenders) if the Agent in its reasonable opinion deems this to be necessary.
(e)The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.
(f)The Agent may act in relation to the Finance Documents through its officers, employees and agents.
(g)Unless a Finance Document expressly provides otherwise the Agent may disclose to any other Party any information it reasonably believes it has received as agent or, as the case may be, security trustee under the Finance Documents.
(h)Without prejudice to the generality of paragraph (g) above, the Agent:
(i)may disclose; and
(ii)on the written request of the Company or the Majority Lenders shall, as soon as reasonably practicable, disclose, the identity of a Defaulting Lender to the Company and to the other Finance Parties.
(i)Notwithstanding any other provision of any Finance Document to the contrary, no Administrative Party is obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(j)Notwithstanding any provision of any Finance Document to the contrary, the Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.
27.8Responsibility for documentation
No Administrative Party is responsible or liable for:
(a)the adequacy, accuracy or completeness of any information (whether oral or written) supplied by any Administrative Party, a Transaction Obligor or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;
(b)the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property; or
(c)any determination as to whether any information provided or to be provided to any Finance Party or Secured Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.
27.9No duty to monitor
Notwithstanding anything to the contrary expressed or implied in the Finance Documents, no Administrative Party shall be bound to enquire:
(a)whether or not any Default has occurred;
(b)as to the performance, default or any breach by any Party of its obligations under any Finance Document; or
(c)whether any other event specified in any Finance Document has occurred.
27.10Exclusion of liability
(a)Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent), the Agent will not be liable (including for negligence or any other category of liability whatsoever) for:
(i)any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Security Property, unless directly caused by its gross negligence or wilful misconduct;
(ii)exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property;

(iii)without prejudice to the generality of paragraphs (i) to (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:
(A)any act, event or circumstance not reasonably within its control; or
(B)the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.
(b)No Party (other than the Agent) may take any proceedings against any officer, employee or agent of the Agent, in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent may rely on this paragraph (b) subject to Clause 1.4 (Third party rights) and the provisions of the Third Parties Legislation.
(c)The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose.
(d)Nothing in any Finance Document shall oblige any Administrative Party to conduct:
(i)any "know your customer" or other procedures in relation to any person; or
(ii)any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Secured Party or for any Affiliate of a Secured Party,
on behalf of any Finance Party and each Finance Party confirms to each Administrative Party that it is solely responsible for any such procedures or checks it is required to conduct and that it may not rely on any statement in relation to such procedures or checks made by any Administrative Party.

(e)Without prejudice to any provision of any Finance Document excluding or limiting the liability of the Agent, any liability of the Agent arising under or in connection with any Finance Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Agent, or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages.
27.11Lenders' indemnity to the Agent
(a)Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three Business Days of demand, against any cost, loss or liability (including for negligence or any other category of liability whatsoever) incurred by any of them (otherwise than by reason of the Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 29.10 (Disruption to payment systems etc.), notwithstanding the Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor pursuant to a Finance Document).
(b)Subject to paragraph (c) below, the Company shall immediately on demand reimburse any Lender for any payment that Lender makes to the Agent pursuant to paragraph (a) above.
(c)Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Agent to a Transaction Obligor.
27.12Resignation of the Agent
(a)The Agent may resign and appoint one of its Affiliates as successor by giving notice to the Lenders and the Company.
(b)Alternatively, the Agent may resign by giving 30 days' notice to the other Finance Parties and the Company, in which case the Majority Lenders (after consultation with the other Finance Parties and the Company) may appoint a successor Agent.
(c)If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 30 days after notice of resignation was given, the retiring Agent (after consultation with the Company) may appoint a successor Agent.

(d)If the Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Agent is entitled to appoint a successor Agent under paragraph (c) above, the Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Agent to become a party to this Agreement as Agent) agree with the proposed successor Agent amendments to this Clause 27 consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Agent's normal fee rates and those amendments will bind the Parties.
(e)The retiring Agent shall, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents. The Company shall, within three Business Days of demand, reimburse the retiring Agent for the amount of all pre-agreed costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.
(f)The resignation notice of the Agent shall only take effect upon the appointment of a successor.
(g)Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (e) above) but shall remain entitled to the benefit of Clause 17.3 (Indemnity to the Agent) and this Clause 27 (and any fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations among themselves as they would have had if such successor had been an original Party.
(h)After consultation with the Company, the Majority Lenders may, by giving 30 days' notice to the Agent, require it to resign in accordance with paragraph (b) above. In this event, the Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (e) above shall be for the account of the Company.
(i)The Agent shall resign in accordance with paragraph (b) above if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents:
(i)the Agent fails to respond to a request under Clause 14.7 (FATCA information) and a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;
(ii)the information supplied by the Agent pursuant to Clause 14.7 (FATCA information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or
(iii)the Agent notifies the Company and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date,

and (in each case) a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and that Lender, by notice to the Agent, requires it to resign.
27.13Confidentiality
(a)In acting as agent or trustee for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.
(b)If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it.
(c)The Agent shall not be obliged to disclose to any Finance Party any information supplied to it by the Company or any Affiliates of the Company on a confidential basis and for the purpose of evaluating whether any waiver or amendment is or may be required in relation to any Finance Document.
27.14Relationship with the Lenders
(a)Subject to Clause 25.12 (Pro rata interest settlement), the Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:
(i)entitled to or liable for any payment due under any Finance Document on that day; and
(ii)entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.
(b)Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 31.5 (Electronic communication)) electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address (or such other information), department and officer by that Lender for the purposes of Clause 31.2 (Addresses) and paragraph (a)(ii) of Clause 31.5 (Electronic communication) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

27.15Credit appraisal by the Lenders
Without affecting the responsibility of any Transaction Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to each Administrative Party that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including:
(a)the financial condition, status and nature of each Group Member;
(b)the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;
(c)whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party, any Transaction Obligor or any of their respective assets under or in connection with any Finance Document, the Security Property, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;
(d)the adequacy, accuracy or completeness of the Information Memorandum and any other information provided by any Administrative Party, any other Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and
(e)the right or title of any person in or to, or the value or sufficiency of any part of, the Security Property, the priority of any of the Transaction Security or the existence of any Security affecting the Security Property, and each Secured Party warrants to the Agent that it has not relied on the Agent in respect of any of these matters.
27.16Agent's management time
Any amount payable to the Agent under Clause 17.3 (Indemnity to the Agent), Clause 18 (Costs and Expenses) and Clause 27.11 (Lenders' indemnity to the Agent) shall include the cost of utilising the management time or other resources of the Agent and will be calculated on the basis of such reasonable daily or hourly rates as the Agent may notify to the Company and the Lenders, and is in addition to any fee paid or payable to the Agent under Clause 13 (Fees).
27.17Deduction from amounts payable by the Agent
If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

27.18Reliance and engagement letters
Each Finance Party and Secured Party confirms that each of the Arranger and the Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Arranger or Agent) the terms of any reliance letter or engagement letters relating to the Reports or any reports or letters provided by professional advisers and experts (including accountants) in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those Reports, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.
28.SHARING AMONG THE FINANCE PARTIES
28.1Payments to Finance Parties
If a Finance Party (a "Recovering Finance Party") receives or recovers (whether by set-off or otherwise) any amount from an Obligor other than in accordance with Clause 29 (Payment Mechanics) (a "Recovered Amount") and applies that amount to a payment due under the Finance Documents then:
(a)the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery to the Agent;
(b)the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 29 (Payment Mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and
(c)the Recovering Finance Party shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 29.5 (Partial payments).
28.2Redistribution of payments
The Agent shall treat the Sharing Payment as if it had been paid by the relevant Transaction Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the "Sharing Finance Parties") in accordance with Clause 29.5 (Partial payments) towards the obligations of that Transaction Obligor to the Sharing Finance Parties.
28.3Recovering Finance Party's rights
(a)On a distribution by the Agent under Clause 28.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from a Transaction Obligor, as between the relevant Transaction Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Transaction Obligor.
(b)If and to the extent that the Recovering Finance Party is not able to rely on its rights under paragraph (a) above, the relevant Transaction Obligor shall be liable to the Recovering Finance Party for a debt equal to the Sharing Payment which is immediately due and payable.

28.4Reversal of redistribution
If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:
(a)each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and
(b)as between the relevant Transaction Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Transaction Obligor.
28.5Exceptions
(a)This Clause 28 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause 28, have a valid and enforceable claim against the relevant Transaction Obligor.
(b)A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:
(i)it notified that other Finance Party of the legal or arbitration proceedings; and
(ii)that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 11
ADMINISTRATION
29.PAYMENT MECHANICS
29.1Payments to the Agent
(a)On each date on which a Transaction Obligor or a Lender is required to make a payment under a Finance Document, that Transaction Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.
(b)Payment shall be made to such account in the principal financial centre of the country of that currency and with such bank as the Agent, in each case, specifies.
29.2Distributions by the Agent
(a)Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 29.3 (Distributions to a Transaction Obligor) and Clause 29.4 (Clawback and pre-funding) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five Business Days' notice with a bank specified by that Party in the principal financial centre of the country of that currency.
(b)The Agent shall distribute payments received by it in relation to all or any part of a Loan to the Lender indicated in the records of the Agent as being so entitled on that date provided that the Agent is authorised to distribute payments to be made on the date on which any transfer becomes effective pursuant to Clause 25 (Changes to the Lenders) to the Lender so entitled immediately before such transfer took place regardless of the period to which such sums relate.
29.3Distributions to a Transaction Obligor
The Agent may (with the consent of the Transaction Obligor or in accordance with Clause 30 (Set-Off)) apply any amount received by it for that Transaction Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Transaction Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.
29.4Clawback and pre-funding
(a)Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)Unless paragraph (c) below applies, if the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.
(c)If the Agent has notified the Lenders that it is willing to make available amounts for the account of the Company before receiving funds from the Lenders then if and to the extent that the Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Company:
(i)the Company shall on demand refund it to the Agent; and
(ii)the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Company, shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.
29.5Partial payments
(a)If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by a Transaction Obligor under the Finance Documents, the Agent shall apply that payment towards the obligations of that Transaction Obligor under the Finance Documents in the following order:
(i)first, in or towards payment pro rata of any unpaid fees, costs and expenses of, and other amounts owing to, the Agent, the Security Agent, any Receiver or any Delegate under the Finance Documents;
(ii)secondly, in or towards payment pro rata of any accrued interest, fee (other than as provided in paragraph (i) above) or commission due but unpaid under the Finance Documents;
(iii)thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and
(iv)fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.
(b)The Agent shall, if so directed by all Lenders, vary the order set out in paragraphs (a)(ii) to (a)(iv) above. Any such variation may include the re-ordering of obligations set out in any such paragraph.
(c)Paragraphs (a) and (b) above will override any appropriation made by a Transaction Obligor.
29.6No set-off by Transaction Obligors
All payments to be made by a Transaction Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

29.7Business Days
(a)Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).
(b)During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement, interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.
29.8Currency of account
(a)Subject to paragraphs (b) to (e) below, US dollars is the currency of account and payment for any sum due from a Transaction Obligor under any Finance Document.
(b)A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated, pursuant to this Agreement, on its due date.
(c)Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated, pursuant to this Agreement, when that interest accrued.
(d)Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.
(e)Any amount expressed to be payable in a currency other than US dollars shall be paid in that other currency.
29.9Change of currency
(a)Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:
(i)any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Company); and
(ii)any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).
(b)If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency.
29.10Disruption to payment systems etc.
If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Company that a Disruption Event has occurred:

(a)the Agent may, and shall if requested to do so by the Company, consult with the Company with a view to agreeing with the Company such changes to the operation or administration of the Facilities as the Agent may deem necessary in the circumstances;
(b)the Agent shall not be obliged to consult with the Company in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;
(c)the Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;
(d)any such changes agreed upon by the Agent and the Company shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 35 (Amendments and Waivers);
(e)the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 29.10; and
(f)the Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.
29.11Amounts paid in error
(a)If the Agent pays an amount to another Party under the Finance Documents and the Agent notifies that Party that such payment was an Erroneous Payment, then such Party to whom that amount was so paid by the Agent shall on demand, refund the same to the Agent.
(b)Neither:
(i)the obligations of any Party to the Agent; nor
(ii)the remedies of the Agent,
whether arising under this Clause 29.11 or otherwise which relate to an Erroneous Payment will be affected by any act, omission, matter or thing which, but for this paragraph (b), would reduce, release or prejudice any such obligation or remedy (whether or not known by the Agent or any other Party).
(c)All payments to be made by a Party to the Agent (whether made pursuant to this Clause 29.11 or otherwise) which relate to an Erroneous Payment shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.
(d)In this Agreement, "Erroneous Payment" means a payment of an amount by the Agent to another Party under any Finance Document which the Agent determines (in its sole discretion) was made in error.

30.SET-OFF
A Finance Party may set off any matured obligation due from a Transaction Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Transaction Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.
31.NOTICES
31.1Communications in writing
Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may, subject to Clause 31.5 (Electronic communication), be made by electronic mail ("e-mail"), fax or letter.
31.2Addresses
The e-mail address, address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:
(a)in the case of the Company and each other Original Guarantor, that identified with its name below;
(b)in the case of each Lender or any Additional Guarantor, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and
(c)in the case of the Agent and the Security Agent, that identified with its name below, or any substitute e-mail address, address, fax number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days' notice.
31.3Delivery
(a)Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will be effective:
(i)if by way of e-mail, only when received in legible form by at least one of the specified email addresses of the person(s) to whom such communication or document is made or delivered;
(ii)if by way of fax, only when received in legible form; or
(iii)if by way of letter, only when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address;
and, (in the case of paragraph (ii) or (iii) only) if a particular department or officer is specified as part of its address details provided under Clause 31.2 (Addresses), if addressed to that department or officer.

(b)Any communication or document to be made or delivered to the Agent or the Security Agent will be effective only when actually received by the Agent or the Security Agent and then only if (if by way of e-mail) it is sent to the correct e-mail address(es) or (if by way of fax or letter) it is expressly marked for the attention of the department or officer identified with the Agent's or the Security Agent's signature below (or any substitute department or officer as the Agent or the Security Agent shall specify for this purpose).
(c)All notices from or to a Transaction Obligor shall be sent through the Agent.
(d)Any communication or document made or delivered to the Company in accordance with this Clause 31 will be deemed to have been made or delivered to each of the Transaction Obligors.
(e)Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5 p.m. in the place of receipt shall be deemed only to become effective on the following day.
31.4Notification of e-mail address, address and fax number
Promptly upon changing its e-mail address, address or fax number, the Agent shall notify the other Parties.
31.5Electronic communication
(a)Any communication or document to be made or delivered by one Party to another under or in connection with the Finance Documents may be made or delivered by electronic mail or other electronic means (including by way of posting to a secure website) if those two Parties:
(i)notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and
(ii)notify each other of any change to their address or any other such information supplied by them by not less than five Business Days' notice.
(b)Any such electronic communication or delivery as specified in paragraph (a) above to be made between a Transaction Obligor and a Finance Party or between the Agent and any other Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication or delivery.
(c)Any such electronic communication or delivery as specified in paragraph (a) above made or delivered by one Party to another will be effective only when actually received (or made available) in readable form and in the case of any electronic communication or document made or delivered by a Party to the Agent or the Security Agent only if it is addressed in such a manner as the Agent or the Security Agent shall specify for this purpose.
(d)Any electronic communication or document which becomes effective, in accordance with paragraph (c) above, after 5 p.m. in the place in which the Party to whom the relevant communication or document is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

(e)Any reference in a Finance Document to a communication being sent or received or a document being delivered shall be construed to include that communication or document being made available in accordance with this Clause 31.5.
31.6English language
(a)Any notice given under or in connection with any Finance Document must be in English.
(b)All other documents provided under or in connection with any Finance Document must be:
(i)in English; or
(ii)if not in English, and if so expressly requested by the Agent in writing, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.
32.CALCULATIONS AND CERTIFICATES
32.1Accounts
In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.
32.2Certificates and determinations
Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.
32.3Day count convention
Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the Relevant Market differs, in accordance with that market practice.
33.PARTIAL INVALIDITY
If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

34.REMEDIES AND WAIVERS
No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.
35.AMENDMENTS AND WAIVERS
35.1Intercreditor Agreement
This Clause 35 is subject to the terms of the Intercreditor Agreement.
35.2Required consents
(a)Subject to Clause 35.3 (All Lender matters) and Clause 35.4 (Other exceptions), any term of the Finance Documents (other than any Fee Letter) may be amended or waived only with the consent of the Majority Lenders and the Transaction Obligor(s) party thereto and any such amendment or waiver will be binding on all Parties.
(b)The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 35.
(c)Paragraph (c) of Clause 25.12 (Pro rata interest settlement) shall apply to this Clause 35.
35.3All Lender matters
(a)Subject to Clause 35.5 (Changes to reference rate) and paragraphs (b) and (c) of Clause 35.4 (Other exceptions), an amendment or waiver of any term of any Finance Document that has the effect of changing or which relates to:
(i)the definition of "Majority Lenders" in Clause 1.1 (Definitions);
(ii)an extension to the date of payment of any amount under the Finance Documents (other than the Extension);
(iii)a reduction in any Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;
(iv)a change in currency of payment of any amount under the Finance Documents;
(v)an increase in any Commitment (other than pursuant to Clause 2.2 (Accordion Option)), an extension of any Availability Period (other than pursuant to, or as a result of, the Extension) or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the relevant Facility;
(vi)a change to the Company or Guarantors other than in accordance with Clause 26 (Changes to the Obligors);
(vii)any provision which expressly requires the consent of all the Lenders;

(viii)Clause 2.3 (Finance Parties' rights and obligations), Clause 5.1 (Delivery of a Utilisation Request), Clause 9.1 (Illegality), Clause 9.2 (Change of control), Clause 9.9 (Application of prepayments), Clause 23.31 (Change of jurisdiction), Clause 25 (Changes to the Lenders), Clause 26 (Changes to the Obligors), Clause 28 (Sharing among the Finance Parties), Clause 29.5 (Partial payments), this Clause 35, Clause 44 (Governing law), or Clause 45.1 (Jurisdiction of English courts);
(ix)the nature or scope of or the release of any guarantee and indemnity granted under Clause 19 (Guarantee and Indemnity) or of any Transaction Security;
(x)the definition of "Anti-Corruption Laws", "Anti-Money Laundering Laws", "Sanctions" or "Sanctioned Country", or Clause 20.22 (Anti-Money Laundering Laws), Clause 20.23 (Sanctions), Clause 20.24 (Anti-bribery and corruption), Clause 23.20 (Anti-Money Laundering Laws), Clause 23.21 (Sanctions) or Clause 23.22 (Anti-bribery and corruption);
(xi)the manner in which the proceeds of enforcement of the Transaction Security are distributed; or
(xii)any subordination of (A) the Security Agent's security interest in any Transaction Security to any security interest securing any other indebtedness (other than the Secured Obligations) or (B) any contractual right of payment in respect of any amount payable under the Finance Documents to any other indebtedness, shall not be made without the prior consent of all the Lenders.
(b)The Company and an Administrative Party may amend or waive a term of a Fee Letter to which they are a party.
35.4Other exceptions
(a)An amendment or waiver which relates to the rights or obligations of any Administrative Party may not be effected without the consent of that Administrative Party.
(b)If an amendment or waiver:
(i)is a Limited Adjustment and/or a related Consequential Amendment; or
(ii)otherwise (1) relates only to the rights or obligations applicable to a particular Utilisation or Facility or a particular class of Lender; and (2) does not adversely affect the rights or interests of Lenders in respect of any other Utilisation or Facility or another class of Lender,
(in either case, a "Special Amendment Matter"), then such amendment or waiver may be made in accordance with this Clause 35 but as if references in this Clause 35 to the specified proportion of Lenders (including, for the avoidance of doubt, all the Lenders) whose consent would, but for this paragraph (b), be required for that amendment or waiver were to that proportion of:

(A)(in the case of paragraph (b)(i) above) each of the Affected Lenders in relation to that Limited Adjustment and/or that related Consequential Amendment; or
(B)(in the case of paragraph (b)(ii) above) those Lenders which participate in that particular Utilisation or Facility or form part of that particular class.
(c)In this Agreement:
(i)"Affected Lender" means, in relation to a Limited Adjustment or any Consequential Amendment, each Lender whose Commitment is subject to an extended Availability Period, to whom any amount is owing in respect of which the date of payment is being extended or which is being reduced or whose Margin, fee or commission is being reduced, which is owed any amount, which is subject to a change in currency.
(ii)"Consequential Amendment" means, in relation to a Limited Adjustment, any amendment or waiver (excluding changes to, the taking of or release coupled with the retaking of any Transaction Security or any guarantee and/or indemnity granted under Clause 19 (Guarantee and Indemnity) and changes to and/or additional intercreditor arrangements) of, or in relation to, any Finance Document consequential on, or required to implement or effect or reflect, that Limited Adjustment.
(iii)"Limited Adjustment" means an amendment or waiver that results in, or is intended to result in:
(A)the extension of the Availability Period for a particular Facility;
(B)an extension to the date of payment of any amount under the Finance Documents (other than the Extension);
(C)a reduction in any Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;
(D)a change in currency of payment of any amount under the Finance Documents; or
(E)a redenomination of the Commitments under a Facility or participation of any Finance Party into another currency.
35.5Changes to reference rates
(a)Subject to Clause 35.4 (Other exceptions), if a Published Rate Replacement Event has occurred in relation to any Published Rate in respect of any Facility, any amendment or waiver which relates to:
(i)providing for the use of a Replacement Reference Rate in place of that Published Rate; and

(ii)
(A)aligning any provision of any Finance Document to the use of that Replacement Reference Rate;
(B)enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of this Agreement);
(C)implementing market conventions applicable to that Replacement Reference Rate;
(D)providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate; or
(E)adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Agent (acting on the instructions of the Majority Lenders) and the Company.
(b)In this Clause 35.5:
"Published Rate" means:
(a)    LPR;
(b)    Overnight SOFR; or
(c)    Term SOFR for any Quoted Tenor.
"Published Rate Replacement Event" means, in relation to a Published Rate:
(a)    the methodology, formula or other means of determining that Published Rate has, in the opinion of the Majority Lenders and the Company, materially changed;

(b)
(i)
(A)    the administrator of that Published Rate or its supervisor publicly announces that such administrator is insolvent; or
(B)    information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Published Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate;
(ii)    the administrator of that Published Rate publicly announces that it has ceased or will cease to provide that Published Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Published Rate;
(iii)    the supervisor of the administrator of that Published Rate publicly announces that such Published Rate has been or will be permanently or indefinitely discontinued;
(iv)    the administrator of that Published Rate or its supervisor announces that that Published Rate may no longer be used; or
(v)    in the case of Term SOFR for any Quoted Tenor for US dollars, the supervisor of the administrator of Term SOFR makes a public announcement or publishes information stating that Term SOFR for that Quoted Tenor is no longer, or as of a specified future date will no longer be, representative of the underlying market or economic reality that it is intended to measure and that representativeness will not be restored (as determined by such supervisor);
(c)    the administrator of that Published Rate determines that that Published Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either:
(i)    the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Majority Lenders and the Company) temporary; or
(ii)    that Published Rate is calculated in accordance with any such policy or arrangement for a period no less than 30 days; or

(d)    in the opinion of the Majority Lenders and the Company, that Published Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement.
"Quoted Tenor" means, in relation to Term SOFR, any period for which that rate is customarily displayed on the relevant page or screen of an information service.
"Relevant Nominating Body" means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.
"Replacement Reference Rate" means a reference rate which is:
(a)    formally designated, nominated or recommended as the replacement for a Published Rate by:
(i)    the administrator of that Published Rate (provided that the market or economic reality that such reference rate measures is the same as that measured by that Published Rate); or
(ii)    any Relevant Nominating Body,
and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the "Replacement Reference Rate" will be the replacement under paragraph (a) above;
(b)    in the opinion of the Majority Lenders and the Company, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Published Rate; or
(c)    in the opinion of the Majority Lenders and the Company, an appropriate successor to a Published Rate.
35.6Excluded Commitments
If any Lender fails to respond to a request for a consent, waiver or amendment of or in relation to any term of any Finance Document or any other vote of Lenders under the terms of this Agreement within 15 Business Days of that request being made, unless the Company and the Agent agree to a longer time period in relation to such request:
(a)its Commitments shall not be included for the purpose of calculating the Total Commitments under the relevant Facility(ies) when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request; and
(b)its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

35.7Replacement of Non-Consenting Lender
(a)If any Lender becomes a Non-Consenting Lender (as defined in paragraph (d) below), then the Company may, on 10 Business Days' prior written notice to the Agent and such Lender, replace such Lender by requiring such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant to Clause 25 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to an Eligible Institution (a "Replacement Lender") which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 25 (Changes to the Lenders) for a purchase price in cash payable at the time of transfer in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Utilisations and all accrued interest (to the extent that the Agent has not given a notification under Clause 25.12 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents.
(b)The replacement of a Lender pursuant to this Clause 35.7 shall be subject to the following conditions:
(i)the Company shall have no right to replace the Agent or Security Agent;
(ii)neither the Agent nor the Lender shall have any obligation to the Company to find a Replacement Lender;
(iii)such replacement must take place no later than 90 days after the date on which that Lender is deemed a Non-Consenting Lender;
(iv)in no event shall the Lender replaced under this Clause 35.7 be required to pay or surrender to such Replacement Lender any of the fees received by such Lender pursuant to the Finance Documents; and
(v)the Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (a) above once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer.
(c)A Lender shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Agent and the Company when it is satisfied that it has complied with those checks.
(d)In the event that:
(i)the Company or the Agent (at the request of the Company) has requested the Lenders to give a consent in relation to, or to agree to a waiver or amendment of, any provisions of the Finance Documents;
(ii)the consent, waiver or amendment in question requires the approval of all the Lenders; and
(iii)Lenders whose Commitments aggregate more than 66 2/3 per cent. of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66 2/3 per cent. of the Total Commitments prior to that reduction) have consented or agreed to such waiver or amendment, then any Lender who does not and continues not to consent or agree to such waiver or amendment shall be deemed a "Non-Consenting Lender".
35.8Disenfranchisement of Defaulting Lenders
(a)For so long as a Defaulting Lender has any Available Commitment, in ascertaining:
(i)the Majority Lenders; or
(ii)whether:
(A)any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments under the relevant Facility/ies; or
(B)the agreement of any specified group of Lenders,
has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents, that Defaulting Lender's Commitments under the relevant Facility/ies will be reduced by the amount of its Available Commitments under the relevant Facility/ies and, to the extent that that reduction results in that Defaulting Lender's Total Commitments being zero, that Defaulting Lender shall be deemed not to be a Lender for the purposes of paragraphs (i) and (ii) above.
(b)For the purposes of this Clause 35.8, the Agent may assume that the following Lenders are Defaulting Lenders:
(i)any Lender which has notified the Agent that it has become a Defaulting Lender;
(ii)any Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a), (b) or (c) of the definition of "Defaulting Lender" has occurred, unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by the Agent) or the Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender.
35.9Replacement of a Defaulting Lender
(a)The Company may, at any time a Lender has become and continues to be a Defaulting Lender, by giving 10 Business Days' prior written notice to the Agent and such Lender:
(i)replace such Lender by requiring such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant to Clause 25 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement;

(ii)require such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant to Clause 25 (Changes to the Lenders) all (and not part only) of the undrawn Facility B1 Commitment of that Lender; or
(iii)require such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant to Clause 25 (Changes to the Lenders) all (and not part only) of its rights and obligations in respect of Facility B1, to an Eligible Institution (a "Replacement Lender") which confirms its willingness to assume and does assume all the obligations or all the relevant obligations of the transferring Lender in accordance with Clause 25 (Changes to the Lenders) for a purchase price in cash payable at the time of transfer which is either:
(A)in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Utilisations and all accrued interest (to the extent that the Agent has not given a notification under Clause 25.12 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents; or
(B)in an amount agreed between that Defaulting Lender, the Replacement Lender and the Company and which does not exceed the amount described in sub-paragraph (A) above.
(b)Any transfer of rights and obligations of a Defaulting Lender pursuant to this Clause 35.9 shall be subject to the following conditions:
(i)the Company shall have no right to replace the Agent or Security Agent;
(ii)neither the Agent nor the Defaulting Lender shall have any obligation to the Company to find a Replacement Lender;
(iii)the transfer must take place no later than 90 days after the notice referred to in paragraph (a) above;
(iv)in no event shall the Defaulting Lender be required to pay or surrender to the Replacement Lender any of the fees received by the Defaulting Lender pursuant to the Finance Documents; and
(v)the Defaulting Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (a) above once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer to the Replacement Lender.
(c)The Defaulting Lender shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Agent and the Company when it is satisfied that it has complied with those checks.

36.CONFIDENTIAL INFORMATION
36.1Confidentiality
(a)Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 36.2 (Disclosure of Confidential Information) and Clause 36.3 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.
(b)For the avoidance of doubt, nothing in this Clause 36 shall prohibit any person from voluntarily disclosing or providing any Confidential Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organisation (any such entity, a "Regulatory Authority") to the extent that any such prohibition on disclosure set forth in this Clause 36 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.
36.2Disclosure of Confidential Information
Any Finance Party may disclose:
(a)to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, service providers, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;
(b)to any person:
(i)to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Agent or Security Agent and, in each case, to any of that person's Affiliates, Related Funds, Representatives and professional advisers;
(ii)with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation, or to any direct, indirect, actual or prospective counterparty (and its advisors) to any swap, derivative or securitisation transaction in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Related Funds, Representatives and professional advisers;
(iii)appointed by any Finance Party or by a person to whom paragraph (i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including any person appointed under paragraph (b) of Clause 27.14 (Relationship with the Lenders));

(iv)who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (i) or (ii) above;
(v)to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or (other than disclosure of any information of the kind referred to in sections 275(1) and 275(4) of the PPSA (unless section 275(7) of the PPSA applies)) pursuant to any applicable law or regulation;
(vi)to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes or in connection with, or for the purposes of, any preservation or enforcement of any right or remedy under any Finance Document or any Transaction Security;
(vii)to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 25.11 (Security over Lenders' rights);
(viii)who is a Party or a Transaction Obligor;
(ix)who is a credit insurance provider relating to the Obligors and their obligations; or
(x)with the consent of the Company,
in each case, such Confidential Information as that Finance Party shall consider appropriate if:
(A)in relation to paragraphs (b)(i), (b)(ii), (b)(iii) and (b)(ix) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;
(B)in relation to paragraph (iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information; or
(C)in relation to paragraphs (v), (vi) and (vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;

(c)to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Company and the relevant Finance Party; and
(d)to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information.
36.3Disclosure to numbering service providers
(a)Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facilities and/or one or more Obligors the following information:
(i)names of Transaction Obligors;
(ii)country of domicile of Transaction Obligors;
(iii)place of incorporation of Transaction Obligors;
(iv)date of this Agreement;
(v)Clause 44 (Governing law);
(vi)the names of the Administrative Parties;
(vii)date of each amendment and restatement of this Agreement;
(viii)amounts of, and names of, the Facilities (and any tranches);
(ix)amount of Total Commitments;
(x)currencies of the Facilities;
(xi)type of Facilities;
(xii)ranking of Facilities;
(xiii)Final Repayment Date for the Facilities;
(xiv)changes to any of the information previously supplied pursuant to paragraphs (i) to (xiii) above; and
(xv)such other information agreed between such Finance Party and the Company,

to enable such numbering service provider to provide its usual syndicated loan numbering identification services.
(b)The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facilities and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.
(c)The Company represents that none of the information set out in paragraphs (a)(i) to (a)(xv) above is, nor will at any time be, unpublished price-sensitive information.
(d)The Agent shall notify the Company and the other Finance Parties of:
(i)the name of any numbering service provider appointed by the Agent in respect of this Agreement, the Facilities and/or one or more Transaction Obligors; and
(ii)the number or, as the case may be, numbers assigned to this Agreement, the Facilities and/or one or more Transaction Obligors by such numbering service provider.
36.4Entire agreement
This Clause 36 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.
36.5Inside information
Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.
36.6Notification of disclosure
Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Company:
(a)of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 36.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and
(b)upon becoming aware that Confidential Information has been disclosed in breach of this Clause 36.
36.7Continuing obligations
The obligations in this Clause 36 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 months from the earlier of:

(a)the date on which all amounts payable by the Transaction Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and
(b)the date on which such Finance Party otherwise ceases to be a Finance Party.
37.CONFIDENTIALITY OF FUNDING RATES
37.1Confidentiality and disclosure
(a)The Agent and each Obligor agree to keep each Funding Rate confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b) and (c) below.
(b)The Agent may disclose:
(i)any Funding Rate to the Company pursuant to Clause 10.4 (Notification of rates of interest); and
(ii)any Funding Rate to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Agent and the relevant Lender.
(c)The Agent may disclose any Funding Rate, and each Obligor may disclose any Funding Rate, to:
(i)any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or is otherwise bound by requirements of confidentiality in relation to it;
(ii)any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances;

(iii)any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; and
(iv)any person with the consent of the relevant Lender.
37.2Related obligations
(a)The Agent and each Obligor acknowledge that each Funding Rate is or may be price-sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Agent and each Obligor undertake not to use any Funding Rate for any unlawful purpose.
(b)The Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Lender:
(i)of the circumstances of any disclosure made pursuant to paragraph (c)(ii) of Clause 37.1 (Confidentiality and disclosure) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and
(ii)upon becoming aware that any information has been disclosed in breach of this Clause 37.
37.3No Event of Default
No Event of Default will occur under Clause 24.3 (Other obligations) by reason only of an Obligor's failure to comply with this Clause 37.
38.USA PATRIOT ACT
Each Lender hereby notifies each Obligor that pursuant to the requirements of the USA Patriot Act, such Lender is required to obtain, verify and record information that identifies such Obligor, which information includes the name and address of such Obligor and other information that will allow such Lender to identify such Obligor in accordance with the USA Patriot Act.
39.COUNTERPARTS
Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

40.PPSA EXCLUSIONS
(a)Where any Secured Party has a security interest (as defined in the PPSA) under any Finance Document, to the extent the law permits:
(i)for the purposes of Sections 115(1) and 115(7) of the PPSA:
(A)each Secured Party with the benefit of the security interest need not comply with Sections 95, 118, 121(4), 125,130, 132(3)(d) or 132(4) of the PPSA; and
(B)Sections 142 and 143 of the PPSA are excluded;
(ii)for the purposes of Section 115(7) of the PPSA, each Secured Party with the benefit of the security interest need not comply with Sections 132 and 137(3);
(iii)each party waives its right to receive from any Secured Party any notice required under the PPS Law (including a notice of a verification statement);
(iv)if the PPS Law is amended to permit the parties to agree not to comply with or to exclude other provisions of the PPS Law, the Agent may request to the Obligors and the Secured Parties (such agreement not to be unreasonably withheld or delayed) that any of these provisions is excluded, or that the Secured Parties need not comply with any of these provisions; and
(v)if a Secured Party with the benefit of a security interest exercises a right, power or remedy in connection with it, that exercise is taken not to be an exercise of a right, power or remedy under the PPS Law unless the Secured Party states otherwise at the time of exercise. However, this paragraph (v) does not apply to a right, power or remedy which can only be exercised under the PPS Law.
This does not affect any rights a person has or would have other than by reason of the PPS Law and applies despite any other clause in any Finance Document.
(b)Whenever the Agent (acting on the instructions of the Majority Lenders) reasonably requests an Obligor to do anything:
(i)to ensure any Finance Document (or any Security under any Finance Document) is fully effective, enforceable and perfected with the contemplated priority;
(ii)for more satisfactorily assuring or securing to the Secured Parties the property the subject of any such Security in a manner consistent with the Finance Documents; or
(iii)for aiding the exercise of any power in any Finance Document,

the Obligor shall do it promptly at its own cost. This may include obtaining consents, signing documents, getting documents completed and signed and supplying information, delivering documents and evidence of title and executed blank transfers, or otherwise giving possession or control with respect to any property the subject of any Security.
41.COMPLIANCE WITH FINANCIAL CRIME OR SANCTIONS REGIME
(a)In connection with HSBC Group's commitment to comply with all applicable financial crime or sanctions regimes, the Agent and any affiliate or subsidiary of HSBC Holdings Plc may take any action in its sole and absolute discretion that it considers appropriate to comply with any law, regulation, request of a public or regulatory authority, any agreement between any member of the HSBC Group and any government authority or any HSBC group policy that relates to the prevention of fraud, money laundering, terrorism, tax evasion, evasion of economic or trade sanctions or other criminal activities (collectively the "Relevant Requirements"). Such action may include but is not limited to:
(i)screening, intercepting and investigating any transaction, instruction or communication, including the source of, or intended recipient of, funds;
(ii)delaying or preventing the processing of instructions or transactions or the Agent's performance of its obligations under this Agreement;
(iii)the blocking of any payment; or
(iv)requiring the relevant party to enter into a financial crime compliance representations letter from time to time in a form and substance acceptable to the HSBC Group and to the relevant party.
(b)Where possible and permitted, the Agent will endeavour to notify the relevant party of the existence of such circumstances. To the extent permissible by law, neither the Agent nor any member of the HSBC Group will be liable for loss (whether direct or consequential and including, without limitation, loss of profit or interest) or damage suffered by any party arising out of, or caused in whole or in part by, any actions that are taken by the Agent or any other member of the HSBC Group to comply with any Relevant Requirements.
(c)In this Clause 41, "HSBC Group" means HSBC Holdings PLC together with its subsidiary undertakings from time to time.

42.DATA PRIVACY
(a)The Agent and the Security Agent may collect, use and disclose personal data about each of the Obligors and/or other Finance Parties (if it is an individual) or individuals associated with each of the Obligors and/or Finance Parties (whether or not it is an individual), so that the Agent and the Security Agent can carry out its obligations to the Obligors and/or, as the case may be, Finance Party and for other related purposes, including auditing, monitoring and analysis of its business, fraud and crime prevention, money laundering, legal and regulatory compliance, and the marketing by the Agent or the Security Agent (as the case may be) or members of the HSBC Group of other services. The Agent or the Security Agent (as the case may be) may also transfer the personal data to any country (including countries outside where the Agent or the Security Agent (as the case may be) provides the services to be provided under the terms of this Agreement where there may be less stringent data protection laws) to process information on the Agent's or the Security Agent's (as the case may be) behalf. Wherever it is processed by the Agent or the Security Agent (as the case may be) or its agents or delegates within the HSBC Group, the personal data will be protected by security measures and a degree of care to which all members of the HSBC Group and their staff are subject and will only be used in accordance with the Agent's or the Security Agent's (as the case may be) instructions.
(b)In this Clause 42, "HSBC Group" means HSBC Holdings PLC together with its subsidiary undertakings from time to time.
43.SECURITIES AND FUTURES ORDINANCE
(a)Notwithstanding anything in any Finance Document to the contrary, the Security Agent shall not do, or be authorised or required to do, anything which might constitute a regulated activity for the purpose of Part 1 of Schedule 5 of The Securities and Futures Ordinance (the "SFO"), unless it is authorised under the SFO to do so.
(b)The Security Agent shall have the discretion at any time:
(i)to delegate any of the functions which fall to be performed by an authorised person under the SFO to any other agent or person which also has the necessary authorisations and licences; and
(ii)to apply for authorisation under the SFO and perform any or all such functions itself if, in its absolute discretion, it considers it necessary, desirable or appropriate to do so.
(c)Each Obligor by way of security for its obligations under this Agreement irrevocably appoints the Security Agent to be its attorney to do anything which the Obligor has authorised the Security Agent or any other Party to do under this Agreement or is itself required to do under this Agreement but has failed to do (and the Security Agent may delegate that power on such terms as it sees fit).

SECTION 12
GOVERNING LAW AND ENFORCEMENT
44.GOVERNING LAW
This Agreement and all non-contractual obligations arising out of or in connection with this Agreement are governed by English law.
45.ENFORCEMENT
45.1Jurisdiction of English courts
(a)The courts of England sitting in London have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including any dispute regarding the existence, validity or termination of this Agreement) or any non-contractual obligation arising out of or in connection with this Agreement (a "Dispute").
(b)The Parties agree that the courts of England sitting in London are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.
(c)Notwithstanding paragraphs (a) and (b) above, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.
45.2Service of process
Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
(a)irrevocably appoints BeOne Medicines UK, Ltd. of Regus - London, Paddington, 2 Kingdom Street, London, United Kingdom, W2 6BD as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and
(b)agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
Each Obligor expressly agrees and consents to the provisions of this Clause 45.2.
45.3Waiver of immunities
Each Obligor irrevocably waives, to the extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from:
(a)suit;
(b)jurisdiction of any court;
(c)relief by way of injunction or order for specific performance or recovery of property;
(d)attachment of its assets (whether before or after judgment); and

(e)execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any proceedings in the courts of any jurisdiction (and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any immunity in any such proceedings).
45.4Recognition of Hong Kong Stay Powers
(a)Notwithstanding anything to the contrary in this Agreement or any other Finance Document or any other agreement, arrangement or understanding between the Parties relating to this Agreement, each of the Parties (other than any Excluded Counterparties) expressly agrees to be bound by any suspension of any termination right in relation to this Agreement imposed by the Resolution Authority in accordance with section 90(2) of the Financial Institutions (Resolution) Ordinance (Cap. 628) of Hong Kong, to the same extent as if this Agreement was governed by the laws of Hong Kong.
(b)For the purpose of this Clause 45.4:
"Excluded Counterparty" means any Party which is (i) a financial market infrastructure; (ii) the Hong Kong Monetary Authority; (iii) the Government of the Hong Kong Special Administrative Region; (iv) the government of a jurisdiction other than Hong Kong; or (v) the central bank of a jurisdiction other than Hong Kong; and
"Resolution Authority" means the resolution authority in Hong Kong in relation to a banking sector entity from time to time, which is currently the Hong Kong Monetary Authority.
45.5Contractual recognition of bail-in
(a)Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:
(i)any Bail-In Action in relation to any such liability, including (without limitation):
(A)a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;
(B)a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and
(C)a cancellation of any such liability; and
(ii)a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

(b)For the purpose of this Clause 45.5:
"Article 55 BRRD" means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.
"Bail-In Action" means the exercise of any Write-down and Conversion Powers.
"Bail-In Legislation" means:
(a)in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;
(b)in relation to the United Kingdom, the UK Bail-In Legislation; and
(c)in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.
"EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway.
"EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time.
"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.
"UK Bail-In Legislation" means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).
"Write-down and Conversion Powers" means:
(d)in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;
(e)in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers; and

(f)in relation to any other applicable Bail-In Legislation:
(i)any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and
(ii)any similar or analogous powers under that Bail-In Legislation.
46.ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFC
To the extent that the Finance Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, "QFC Credit Support", and each such QFC, a "Supported QFC"), the Parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support:
(a)In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Finance Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Finance Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the Parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)As used in this Clause 46, the following terms have the following meanings:
"BHC Act Affiliate" of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

"Covered Entity" means any of the following: (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
"Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
"QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
47.WAIVER OF JURY TRIAL
EACH OF THE PARTIES TO THIS AGREEMENT AGREES TO WAIVE IRREVOCABLY ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN THIS AGREEMENT. This waiver is intended to apply to all Disputes. Each party acknowledges that (a) this waiver is a material inducement to enter into this Agreement, (b) it has already relied on this waiver in entering into this Agreement and (c) it will continue to rely on this waiver in future dealings. Each party represents that it has reviewed this waiver with its legal advisers and that it knowingly and voluntarily waives its jury trial rights after consultation with its legal advisers. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

EXECUTION PAGES
THE COMPANY
BEONE MEDICINES AG
By:     /s/ Aaron Rosenberg
Name:    Aaron Rosenberg
Title:    Authorised Signatory
By: [...***...]
Address: [...***...]
Fax: [...***...]
Attention: [...***...]

THE ORIGINAL GUARANTOR
BEONE MEDICINES UK, LTD.
By:     /s/ Aaron Rosenberg
Name:    Aaron Rosenberg
Title:    Authorised Signatory
By: [...***...]
Address: [...***...]
Fax: [...***...]
Attention: [...***...]

THE ORIGINAL GUARANTOR
BEONE MEDICINES US HOLDINGS, LLC
By:     /s/ Aaron Rosenberg
Name:    Aaron Rosenberg
Title:    Authorised Signatory
By: [...***...]
Address: [...***...]
Fax: [...***...]
Attention: [...***...]

THE ORIGINAL GUARANTOR
BEONE MEDICINES I GMBH
By:     /s/ Aaron Rosenberg
Name:    Aaron Rosenberg
Title:    Authorised Signatory
By: [...***...]
Address: [...***...]
Fax: [...***...]
Attention: [...***...]

THE ORIGINAL GUARANTOR
BEONE MEDICINES (HONG KONG) CO., LIMITED
By:     /s/ Aaron Rosenberg
Name:    Aaron Rosenberg
Title:    Authorised Signatory
By: [...***...]
Address: [...***...]
Fax: [...***...]
Attention: [...***...]

THE ORIGINAL GUARANTOR

Signed by BEONE MEDICINES AUS PTY LTD (ACN 164 802 037) in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Adam Lindsay Roach	/s/ Rodney Alan Whittington
Signature of director	Signature of director/secretary

Adam Lindsay Roach	Rodney Alan Whittington
Name of director (print)	Name of director/secretary (print)

Address: [...***...]
Fax: [...***...]
Attention: [...***...]THE ORIGINAL GUARANTOR
BG NC 1, LTD.
By:     /s/ Aaron Rosenberg
Name:    Aaron Rosenberg
Title:    Authorised Signatory
By: [...***...]
Address: [...***...]
Fax: [...***...]
Attention: [...***...]

THE ORIGINAL GUARANTOR
BG NC 2, LTD.
By:     /s/ Aaron Rosenberg
Name:    Aaron Rosenberg
Title:    Authorised Signatory
By: [...***...]
Address: [...***...]
Fax: [...***...]
Attention: [...***...]

THE ORIGINAL GUARANTOR
BEONE MEDICINES HOPEWELL URBAN RENEWAL, LLC
By:     /s/ Aaron Rosenberg
Name:    Aaron Rosenberg
Title:    Authorised Signatory
By: [...***...]
Address: [...***...]
Fax: [...***...]
Attention: [...***...]

THE ORIGINAL GUARANTOR
BEONE MEDICINES US MANUFACTURING CO., INC.
By:     /s/ Aaron Rosenberg
Name:    Aaron Rosenberg
Title:    Authorised Signatory
By: [...***...]
Address: [...***...]
Fax: [...***...]
Attention: [...***...]

THE ORIGINAL GUARANTOR
BEONE MEDICINES TREASURY LTD.
By:     /s/ Aaron Rosenberg
Name:    Aaron Rosenberg
Title:    Authorised Signatory
By: [...***...]
Address: [...***...]
Fax: [...***...]
Attention: [...***...]

THE ORIGINAL GUARANTOR
BEONE MEDICINES USA, INC.
By:     /s/ Aaron Rosenberg
Name:    Aaron Rosenberg
Title:    Authorised Signatory
By: [...***...]
Address: [...***...]
Fax: [...***...]
Attention: [...***...]

THE GLOBAL COORDINATOR
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
By:     /s/ Jeff Lim
Name:    Jeff Lim
Title:    Head of Loans Origination, Hong Kong Leveraged & Acquisition Finance Global     Banking
Address: [...***...]
Fax: N/A
Attention: [...***...]

OMLAB
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
By:     /s/ Jeff Lim
Name:    Jeff Lim
Title:    Head of Loans Origination, Hong Kong Leveraged & Acquisition Finance Global     Banking
Address: [...***...]
Fax: N/A
Attention: [...***...]

MLAB
CHINA MERCHANTS BANK GUANGZHOU BRANCH
招商银行股份有限公司广州分行
By: /s/ 李骅

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

MLAB
INDUSTRIAL BANK CO., LTD SHANGHAI BRANCH (A JOINT STOCK COMPANY INCORPORATED IN P.R.C. WITH LIMITED LIABILITY)

By: /s/ 柯楷

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

MLAB
CHINA CITIC BANK SUZHOU BRANCH (INCORPORATED IN CHINA WITH LIMITED LIABILITY)

By: /s/ 张凯

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

MLAB
CHINA MINSHENG BANKING CORP., LTD. SHANGHAI PILOT FREE TRADE ZONE BRANCH

By: /s/ 张波

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

MLAB
BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY (INCORPORATED IN IRELAND LIMITED BY SHARES)
By:     /s/ Christopher Coney
Name:    Christopher Coney
Title:    Vice President
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

MLAB
BNP PARIBAS
By:     /s/ Nicolas Doche
Name:    Nicolas Doche
Title:    Vice President
By:     /s/ Marine Ausset
Name:    Marine Ausset
Title:    Vice President
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	N/A
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

MLAB
BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NIEDERLASSUNG DEUTSCHLAND
By:     /s/ Eugenia Rubio
Name:    Eugenia Rubio
Title:    Executive Director
By:     /s/ Miriam Rodriguez-Carreño
Name:    Miriam Rodriguez-Carreño
Title:    Executive Director
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	N/A
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

MLAB
DBS BANK (HONG KONG) LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)
By:     /s/ Ong Yong Hong
Name:    Ong Yong Hong
Title:    Executive Director
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

MLAB
MORGAN STANLEY SENIOR FUNDING, INC.
By:     /s/ Michael King
Name:    Michael King
Title:    Vice President

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

MLAB
TRUIST BANK
By:     /s/ Katie Lundin
Name:    Katie Lundin
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Operational contact:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Operational email:	[...***...]

Secondary Contact:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Operational email:	[...***...]

Notice E-mail:	[...***...]
Fax (preferred):	[...***...]

MLAB
U.S. BANK NATIONAL ASSOCIATION
By:     /s/ Ryan Black
Name:    Ryan Black
Title:    Vice President
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

MLAB
SHANGHAI PUDONG DEVELOPMENT BANK CO., LTD. HUANGPU SUB-BRANCH

By: /s/ 杨华林

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

MLA
CITICORP NORTH AMERICA, INC.
By:     /s/ Lawrence R. Martin
Name:    Lawrence R. Martin
Title:    Managing Director
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

MLA
GOLDMAN SACHS BANK USA
By:     /s/ Nicholas Merino
Name:    Nicholas Merino
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

MLA
HANG SENG BANK LIMITED
By:     /s/ Kevin Wong Hung-kwan
Name:    Kevin Wong Hung-kwan
By:     /s/ Serena Mak
Name:    Serena Mak
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

MLA
JPMORGAN CHASE BANK, N.A.
By:     /s/ Sebastian Leszczuk
Name:    Sebastian Leszczuk
Title:    Vice President
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	N/A
Fax No.:	N/A
Email address:	[...***...]

MLA
LUSO INTERNATIONAL BANKING LIMITED

By: /s/ 陈冲
By: /s/ 林舒

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

MLA
MASHREQBANK PSC, HONG KONG BRANCH (INCORPORATED IN DUBAI U.A.E. WITH LIMITED MEMBERS LIABILITY)
By:     /s/ Chermaine Lai
Name:    Chermaine Lai
Title:    Country Head, Hong Kong
By:     /s/ Ming Yang Shih
Name:    Ming Yang Shih
Title:    Head of Corporate Banking, Hong Kong
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

MLA
NATIXIS, HONG KONG BRANCH (INCORPORATED IN FRANCE AND THE LIABILITY OF ITS MEMBERS IS LIMITED)
By:     /s/ Kevin Ye
Name:    Kevin Ye
Title:    Acquisition & Strategic Finance
By:     /s/ Olivier Poirieux
Name:    Olivier Poirieux
Title:    Head of Corporate Banking and Multinationals Coverage, Asia Pacific
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

MLA
UBS SWITZERLAND AG (INCORPORATED IN SWITZERLAND WITH LIMITED LIABILITY)
By:     /s/ Cristina Popescu
Name:    Cristina Popescu
Title:    Director
By:     /s/ Julian Aschwanden
Name:    Julian Aschwanden
Title:    Executive Director
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

LEAD ARRANGER
CHINA CITIC BANK INTERNATIONAL LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)
By:     /s/ Philip Chong
Name:    Philip Chong
Title:    Executive Deputy General Manager, Head of GBA Business
By:     /s/ Stockor Ng
Name:    Stockor Ng
Title:    General Manager, Head of Structured Finance
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

LEAD ARRANGER
FUBON BANK (HONG KONG) LIMITED
By:     /s/ Huson Yung
Name:    Huson Yung
Title:    Senior Vice President
By:     /s/ Rockson Hsu
Name:    Rockson Hsu
Title:    Executive Vice President
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

LEAD ARRANGER
SIEMENS BANK GMBH SINGAPORE BRANCH
By:     /s/ Firdaus Ismani
Name:    Firdaus Ismani
Title:    Associate – Risk Management
By:     /s/ Ranu Bhandari
Name:    Ranu Bhandari
Title:    Head of Risk, Industry and Healthcare Finance, Asia and Australia
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

LEAD ARRANGER
THE BANK OF EAST ASIA, LIMITED
By:     /s/ Clarence Chung
Name:    Clarence Chung
Title:    Section Head & Executive Vice President
By:     /s/ Anita Law
Name:    Anita Law
Title:    Head of Corporate Banking Department
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ARRANGER
CRÉDIT INDUSTRIEL ET COMMERCIAL, HONG KONG BRANCH (INCORPORATED IN FRANCE WITH LIMITED LIABILITY)
By:     /s/ Angel Tsoi
Name:    Angel Tsoi
Title:    Co-Head Structured & Corporate Finance
By:     /s/ Thibault Drouilleux
Name:    Thibault Drouilleux
Title:    Co-Head Structured & Corporate Finance
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
CHINA MERCHANTS BANK GUANGZHOU BRANCH
招商银行股份有限公司广州分行
By: /s/ 李骅

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
CHINA MERCHANTS BANK CO., LTD., NEW YORK BRANCH (INCORPORATED IN PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY)
By:     /s/ Jie Hu
Name:    Jie Hu
Title:    Executive Vice President
By:     /s/ Keith Friedland
Name:    Keith Friedland
Title:    Assistant General Manager
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
INDUSTRIAL BANK CO., LTD SHANGHAI BRANCH (A JOINT STOCK COMPANY INCORPORATED IN P.R.C. WITH LIMITED LIABILITY)
By: : /s/ 柯楷

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
INDUSTRIAL BANK CO., LTD. (A JOINT STOCK COMPANY INCORPORATED IN P.R.C. WITH LIMITED LIABLIITY), HONG KONG BRANCH
By:     /s/ Chan Chi Hong
Name:    Chan Chi Hong
Title:    Vice President
By:     /s/ Sun Xiaoyan
Name:    Sun Xiaoyan
Title:    Assistant General Manager
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
By:     /s/ Tristan Yu
Name:    Tristan Yu
Title:    Director
By:     /s/ Jenny Lo
Name:    Jenny Lo
Title:    Senior Vice President
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
CHINA CITIC BANK SUZHOU BRANCH (INCORPORATED IN CHINA WITH LIMITED LIABILITY)

By: : /s/ 张凯

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
CHINA MINSHENG BANKING CORP., LTD. SHANGHAI PILOT FREE TRADE ZONE BRANCH

By: : /s/ 张波

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY (INCORPORATED IN IRELAND LIMITED BY SHARES)
By:     /s/ Christopher Coney
Name:    Christopher Coney
Title:    Vice President
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
BNP PARIBAS
By:     /s/ Nicolas Doche
Name:    Nicolas Doche
Title:    Vice President
By:     /s/ Marine Ausset
Name:    Marine Ausset
Title:    Vice President
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	N/A
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NIEDERLASSUNG DEUTSCHLAND
By:     /s/ Eugenia Rubio
Name:    Eugenia Rubio
Title:    Executive Director
By:     /s/ Miriam Rodriguez-Carreño
Name:    Miriam Rodriguez-Carreño
Title:    Executive Director
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	N/A
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
DBS BANK (HONG KONG) LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)
By:     /s/ Sam Shih Yung Ching
Name:    Sam Shih Yung Ching
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
MORGAN STANLEY SENIOR FUNDING, INC.
By:     /s/ Michael King
Name:    Michael King
Title:    Vice President

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
TRUIST BANK
By:     /s/ Katie Lundin
Name:    Katie Lundin
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Operational contact:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Operational email:	[...***...]

Secondary Contact:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Operational email:	[...***...]

Notice E-mail:	[...***...]
Fax (preferred):	[...***...]

ORIGINAL LENDER
U.S. BANK NATIONAL ASSOCIATION
By:     /s/ Ryan Black
Name:    Ryan Black
Title:    Vice President
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
CITICORP NORTH AMERICA, INC.
By:     /s/ Lawrence R. Martin
Name:    Lawrence R. Martin
Title:    Managing Director
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
GOLDMAN SACHS BANK USA
By:     /s/ Nicholas Marino
Name:    Nicholas Marino
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]

ORIGINAL LENDER
HANG SENG BANK LIMITED
By:     /s/ Kevin Wong Hung-kwan
Name:    Kevin Wong Hung-kwan
By:     /s/ Serena Mak
Name:    Serena Mak
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
JPMORGAN CHASE BANK, N.A.
By:     /s/ Sebastian Leszczuk
Name:    Sebastian Leszczuk
Title:    Vice President
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	N/A
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
LUSO INTERNATIONAL BANKING LIMITED

By: : /s/ 陈冲
By: : /s/ 林舒

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
MASHREQBANK PSC, HONG KONG BRANCH (INCORPORATED IN DUBAI U.A.E. WITH LIMITED MEMBERS LIABILITY)
By:     /s/ Chermaine Lai
Name:    Chermaine Lai (1717/A)
Title:    Country Head, Hong Kong
By:     /s/ Ming Yang Shih
Name:    Ming Yang Shih (2061/A)
Title:    Head of Corporate Banking, Hong Kong
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
NATIXIS, HONG KONG BRANCH (INCORPORATED IN FRANCE AND THE LIABILITY OF ITS MEMBERS IS LIMITED)
By:     /s/ Kevin Ye
Name:    Kevin Ye
Title:    Acquisition & Strategic Finance
By:     /s/ Olivier Poirieux
Name:    Olivier Poirieux
Title:    Head of Corporate Banking and Multinationals Coverage, Asia Pacific
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
UBS SWITZERLAND AG (INCORPORATED IN SWITZERLAND WITH LIMITED LIABILITY)
By:     /s/ Cristina Popescu
Name:    Cristina Popescu
Title:    Director
By:     /s/ Julian Aschwanden
Name:    Julian Aschwanden
Title:    Executive Director
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
SHANGHAI PUDONG DEVELOPMENT BANK CO., LTD. HUANGPU SUB-BRANCH

By: /s/ 杨华林

Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
CHINA CITIC BANK INTERNATIONAL LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)
By:     /s/ Philip Chong
Name:    Philip Chong
Title:    Executive Deputy General Manager, Head of GBA Business
By:     /s/ Stockor Ng
Name:    Stockor Ng
Title:    General Manager Head of Structured Finance
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
FUBON BANK (HONG KONG) LIMITED
By:     /s/ Huson Yung
Name:    Huson Yung
Title:    Senior Vice President
By:     /s/ Rockson Hsu
Name:    Rockson Hsu
Title:    Executive Vice President
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
SIEMENS BANK GMBH SINGAPORE BRANCH
By:     /s/ Firdaus Ismani
Name:    Firdaus Ismani
Title:    Associate – Risk Management, Siemens Bank GmbH Singapore Branch
By:     /s/ Ranu Bhandari
Name:    Ranu Bhandari
Title:    Head of Risk, Industry and Healthcare Finance Asia and Australia
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	N/A
Email address:	[...***...]

ORIGINAL LENDER
THE BANK OF EAST ASIA, LIMITED
By:     /s/ Clarence Chung
Name:    Clarence Chung
Title:    Section Head & Executive Vice President
By:     /s/ Anita Law
Name:    Anita Law
Title:    Head of Corporate Banking Department
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

ORIGINAL LENDER
CRÉDIT INDUSTRIEL ET COMMERCIAL, HONG KONG BRANCH (INCORPORATED IN FRANCE WITH LIMITED LIABILITY)
By:     /s/ Angel Tsoi
Name:    Angel Tsoi
Title:    Co-Head Structured & Corporate Finance
By:     /s/ Thibault Drouilleaux
Name:    Thibault Drouilleaux
Title:    Co-Head Structured & Corporate Finance
Contact details (for credit matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

Contact details (for operational matters)

Address:	[...***...]
Attention:	[...***...]
Telephone No.:	[...***...]
Fax No.:	[...***...]
Email address:	[...***...]

THE AGENT
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

By:     /s/ Linda Pang
Name:    Linda Pang
Title:    Vice President
Address:    [...***...]
Fax:    [...***...]
Attention:    [...***...]

THE SECURITY AGENT
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

By:     /s/ Linda Pang
Name:    Linda Pang
Title:    Vice President
Address:    [...***...]
Fax:    [...***...]
Attention:    [...***...]